[front cover]

AMERICAN CENTURY
Semiannual Report

[photos of rowers and financial chart]

Value
Equity Income
Small Cap Value
Large Cap Value

September 30, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

[Dalbar Seal]

     American   Century's   reports  to  shareholders   have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications  demonstrating a level of excellence in the industry.

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The period  covered in this  report  ended just weeks  after the  terrorist attacks  against  America that resulted in the  devastating  loss of life in New
York City,  Washington,  D.C., and Pennsylvania.  We pay tribute to the victims, their families and the brave emergency personnel who came to their rescue.

     The  terrorists  attempted to strike at the core of our financial  engines, but the U.S. investment markets,  while clearly struggling,  continue to display extraordinary  resilience.  On the following pages,  your value management teams discuss how they are  navigating the current  turbulent  economic and investment environment.

     Despite the uncertainty,  we are pressing forward.  We will not allow these events to lead us astray from our corporate mission and investment philosophies.
In  that  regard,  we're  pleased  to  announce  a  long-planned  change  in our investment  team's  executive  leadership that occurred since our last report to you.  During that  period,  Robert Puff,  Jr.,  president  and chief  investment officer  (CIO) of American  Century  Investment  Management,  Inc.  (ACIM),  our
investment manager,  became its chairman.  Randy Merk, formerly CIO for American
Century's fixed income discipline,  has succeeded Bob as ACIM president and CIO.
As the company's top investment  executive,  Randy is now responsible for all of
American  Century's  investment   management   functions,   including  portfolio
management, research, and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century.  Since joining  American  Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. He also has worked closely  with Bob for a number  of years,  making  this a smooth  and  effective transition.

     During his 18 years with the company, Bob has been the primary architect of
American Century's move beyond its successful domestic growth investment process into  other  investment  disciplines.  He  has  been a  strong  leader  for  our investment  teams  during a period of  unprecedented  growth and  change.  While reducing his day-to-day management responsibilities,  he has increased his focus on business strategy and professional  development of investment  managers.  Our congratulations to these investment executives and colleagues.

     As always,  we appreciate  your continued  confidence in American  Century, especially during these difficult times.

Sincerely,

[signature]                       [signature]
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

   Report Highlights ....................................................... 2
   Market Perspective ...................................................... 3

VALUE

EQUITY INCOME

SMALL CAP VALUE

LARGE CAP VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ......................................................... 31
   Statement of Operations ................................................ 33
   Statement of Changes
      in Net Assets ....................................................... 35
   Notes to Financial
      Statements .......................................................... 37
   Financial Highlights ................................................... 45

OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................. 60
   Background Information
      Investment Philosophy

                                               www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period that ended September 30, 2001 was an unprecedented period for U.S. markets. Stocks continued the downward trajectory that began in
     March 2000. The S&P 500/BARRA Growth Index declined 6.51%, while the S&P
     500 Index plummeted 9.69% and the S&P 500/ BARRA Value Index fell 12.51%.

VALUE

* Value posted commendable results amid the volatility, gaining 0.86% and dramatically outperforming its benchmark, the Lipper Multi-Cap Value Index, which declined 7.65%.

* Merger activity in several sectors worked in the fund's favor. Five companies in Value's portfolio were targeted for acquisition  during the period.

* Telecommunications holdings were among the fund's top-contributing stocks, as were consumer non-cyclical firms, which typically produce steady returns in uncertain times.

* Energy holdings detracted the most from performance, as waning demand for oil services and declining pricing power cut into earnings and stock prices.
     Retail clothing and department stores also dampened returns, as consumer spending slowed in line with the cooling economy.

EQUITY INCOME

* Equity Income fared well in the volatile six-month period, producing a 3.66%
     return that far outdistanced the 6.14% decline posted by its benchmark, the
     Lipper Equity Income Index.

* Heavy electrical equipment providers contributed the most to performance, followed by consumer non-cyclical firms.

* Energy holdings dampened
     performance in the wake of lower  oil and gas prices.

SMALL CAP VALUE

* Small Cap Value gained 5.72% for the period, while its benchmark, the S&P
     SmallCap 600/BARRA Value Index, declined 5.72%.

* Technology firms provided exceptional returns and produced three of the best-contributing stocks for the period.

* Investors sought utility and health care stocks, classic defensive safe havens in which the fund was well represented, another factor in the fund's strong performance.

* The fund's stake in energy firms was a liability, as rising inventories in natural gas and oil pressured stock prices. The consumer cyclicals sector also weighed on performance, with retailers slowing the fund the most.

LARGE CAP VALUE

* Large Cap Value declined 2.70% for the period but stayed ahead of its new benchmark, the Russell 1000 Value Index, which fell 6.60%.

* Despite economic deterioration, positions in the financial sector were advantageous. Financial services firms prospered as declining interest rates caused increasing credit risk.

* Large Cap Value also found strength in one well performing defense contractor, while another that was adversely affected by the terrorist attacks restrained performance.

* Selected positions in the technology sector proved especially detrimental.

[left margin]
                                    VALUE(1)
                                    (TWVLX)

       TOTAL RETURNS:                                   AS OF 9/30/01
          6 Months                                         0.86%(2)
          1 Year                                          12.36%
       INCEPTION DATE:                                    9/1/93
       NET ASSETS:                                       $2.0 billion(3)

                                EQUITY INCOME(1)
                                    (TWEIX)
       TOTAL RETURNS:                                  AS OF 9/30/01
          6 Months                                         3.66%(2)
          1 Year                                          14.30%
       INCEPTION DATE:                                    8/1/94
       NET ASSETS:                                     $745.0 million(3)

                               SMALL CAP VALUE(1)
                                    (ASVIX)
       TOTAL RETURNS:                                  AS OF 9/30/01
          6 Months                                         5.72%(2)
          1 Year                                          27.06%
       INCEPTION DATE:                                    7/31/98
       NET ASSETS:                                     $805.0 million(3)

                               LARGE CAP VALUE(1)
                                    (ALVIX)
       TOTAL RETURNS:                                  AS OF 9/30/01
          6 Months                                        -2.70%(2)
          1 Year                                           4.99%
       INCEPTION DATE:                                    7/30/99
       NET ASSETS:                                      $45.7 million(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes all classes.

See Total Returns on pages 4, 11, 18 and 25.

Investment terms are defined in the Glossary on pages 62-63.

 2     1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     The U.S.  stock market,  in a protracted  decline since March 2000,  took a turn for the worse  during the past six  months.  After a brief (and  ultimately misguided)  period of optimism in April and May,  stocks  resumed their downward trend as an already  fragile  economy grew weaker.  Evidence of a sharp slowdown triggered  capital  spending  cutbacks and layoffs at many companies.  Corporate profits,  which had been steadily  shrinking since late 2000,  deteriorated even more, and stock prices followed suit.

     Then came the  horrific  terrorist  attacks of  September  11, which killed thousands and shut down U.S. stock exchanges for an unprecedented four days. The tragedy  accelerated  the  downturn  in  the  stock  market  and  increased  the likelihood of a recession.

     During  this  period,  the S&P  500/ BARRA  Value  Index,  which  tracks larger-cap stocks exhibiting value characteristics,  declined 12.51%. The S&P
SmallCap  600/BARRA Value Index dropped 5.72%.  The S&P  500 Index,  the most commonly used indicator of broad market  performance,  declined 9.69% during the period.

     Looking at sectors,  the health care, consumer staples,  telecommunications services, and basic materials sectors were the top performers during the period.
Information  technology  and  utilities  topped  the  list of  laggards.  Larger capitalization stocks outperformed smaller capitalization  stocks,  particularly
in  the  later  part  of  the  period,   and   investors   favored   lower-risk,
higher-yielding  securities  in general,  reflecting  the growing  economic  and political uncertainty that became increasingly evident during the period.

VALUABLE OPPORTUNITIES

     Declines  in the  market,  such as the one  experienced  over this  period, create compelling opportunities. Using well-developed value-based methodologies, our  portfolio  management  teams  will  continue  to  seek  to  identify  those high-quality  businesses that can be purchased at attractive  discounts to their normal  valuation  levels.  It is our  belief  that over  time,  the  consistent identification of such opportunities  will lead to exceptional  returns for fund shareholders.

[right margin]

USING WELL-DEVELOPED VALUE-BASED METHODOLOGIES, OUR PORTFOLIO MANAGEMENT TEAMS
WILL CONTINUE TO SEEK TO IDENTIFY THOSE HIGH-QUALITY BUSINESSES THAT CAN BE
PURCHASED AT ATTRACTIVE DISCOUNTS TO THEIR NORMAL VALUATION LEVELS.

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

S&P 500/BARRA VALUE   -12.51%
S&P 400/BARRA VALUE    -3.11%
S&P 600/BARRA VALUE    -5.72%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00) FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

                                               www.americancentury.com      3

Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                   INVESTOR CLASS                   ADVISOR CLASS              INSTITUTIONAL CLASS                        C CLASS
                  (INCEPTION 9/1/93)            (INCEPTION 10/2/96)            (INCEPTION 7/31/97)                   (INCEPTION 6/4/01)

              VALUE   S&P500      LIPPER   VALUE   S&P 500     LIPPER VALUE  S&P 500     LIPPER    VALUE      S&P 500       LIPPER
                                 MULTI-CAP                       MULTI-CAP                      MULTI-CAP                              MULTI-CAP
                                VALUE INDEX                     VALUE INDEX                    VALUE INDEX                            VALUE INDEX

6 MONTHS* ...  0.86%   -9.69%     -7.65%        0.74%   -9.69%   -7.65%        1.13%   -9.69%    -7.65%          --           --           --
1 YEAR ...... 12.36%  -26.63%     -6.04%       12.10%  -26.63%   -6.04%       12.57%  -26.63%    -6.04%          --           --           --
================================================================================================================================================
AVERAGE ANNUAL RETURNS
================================================================================================================================================
3 YEARS ...... 9.04%    2.03%      6.24%        8.78%    2.03%    6.24%        9.28%    2.03%     6.24%          --           --           --
5 YEARS ......10.93%   10.22%      8.89%          --       --       --          .--      .--       .--           --           --           --
LIFE OF FUND .13.24%   12.62%(1)  10.78%(1)    10.48%   10.22%(2) 8.89%(2)     6.49%    3.48%     3.20%       -9.54%*(3)  -16.76%*(4)  -15.15%*(4)

*Returns for periods less than one year are not annualized.

(1)  From 8/31/93, the date nearest the class's inception for which data are available.

(2)  From 9/30/96, the date nearest the class's inception for which data are available.

(3)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares
redeemed within the first year after purchase. Return would have been -8.63% if shares were not redeemed during the period.

(4)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-62 for information about share classes, the indices, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on
Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

* From 9/1/93 to 9/30/93. Not annualized.

 4     1-800-345-2021

Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson (left) and Scott Moore}

     An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

HOW DID VALUE PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

     We are pleased with Value's  performance  in the midst of what proved to be one of the stock market's most volatile  periods on record.  Value gained 0.86%*
during the six months,  far ahead of its benchmark,  the Lipper  Multi-Cap Value
Index, which declined 7.65%. The S&P 500 Index,  representative of the broad market, fell 9.69% during the period.

THE HORRIFIC TERRORIST ATTACKS IN SEPTEMBER ROCKED FINANCIAL MARKETS AROUND THE
GLOBE. HOW DID THESE EVENTS AFFECT VALUE AND YOUR STRATEGIES FOR MANAGING THE
FUND IN THEIR AFTERMATH?

     When the stock market  reopened  after a four-day  pause,  stocks  declined dramatically.  Already concerned that the ailing economy would be pushed further into recession,  investors moved out of equities and into the relative safety of fixed-income  securities.  The exodus was profound.  In the first week following the attacks,  the S&P 500 Composite Index plummeted more than 11%, while the
technology-laden   Nasdaq  Composite  lost  more  than  16%.   Volatility  among
value-oriented  stocks also was  pronounced,  with the S&P  500/BARRA  Value
Index falling approximately 12%.

     During the last six months,  the markets have  actually  been  favoring our style of investing.  Negative earnings  warnings and bleak business  assessments from corporate leaders,  combined with signs that an economic rebound might take longer than  anticipated,  had  depressed  stock  prices  pretty much across the board.  The result was an investment  landscape rich with the types of companies we look for -- high quality firms selling at  discounted  prices.  Thanks to our rigorous,  price-oriented  approach,  Value was  positioned  to  benefit in this environment.

     In a similar  vein,  the market's  decline  following  the attacks  created additional  opportunities  for us.  Again,  although many stocks were selling at bargain-basement prices, we adhered to our "pure-play" value strategy, selecting  only those firms that met our  fundamental  investment  criteria  and whose prospects appeared strong in the face of future economic turbulence.

VALUE PERFORMED SIGNIFICANTLY BETTER  THAN ITS BENCHMARK. WHAT LED TO THIS
OUTPERFORMANCE?

     Strong stock selection is always a key component of fund  performance,  and it's particularly critical in an environment in which so many  companies--strong and weak alike--are  selling at discounted  prices. The challenge is to separate out firms whose underlying strength and stability will enable them to rebound to fair  market  value.  Our  ability  to do this was  particularly  evident in two sectors -- telecommunications and consumer non-cyclicals--which produced some of our  top-contributing  stocks. The fact that the fund had significantly  greater exposure  relative to its  benchmark  in these  areas,  both of which fared well during the period, also helped.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

STRONG STOCK SELECTION IS ALWAYS A KEY COMPONENT OF FUND PERFORMANCE, AND IT'S
PARTICULARLY CRITICAL IN AN ENVIRONMENT IN WHICH SO MANY COMPANIES -- STRONG
AND WEAK ALIKE -- ARE SELLING AT DISCOUNTED PRICES.

PORTFOLIO AT A GLANCE
                                       9/30/01                        3/31/01
NO. OF COMPANIES                         85                            77
P/E RATIO                               20.8                          19.7
MEDIAN MARKET                           $5.86                        $5.28
   CAPITALIZATION                      BILLION                       BILLION
WEIGHTED AVERAGE                        $32.6                        $31.7
   MARKET CAPITALIZATION               BILLION                       BILLION
DIVIDEND YIELD                          2.06%                         2.16%
PORTFOLIO TURNOVER                     85%(1)                        150%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                     1.00%(3)                       1.00%

(1)        Six months ended 9/30/01.

(2)        Year ended 3/31/01.

(3)        Annualized.

Investment terms are defined in the Glossary on pages 62-63.

                                                 www.americancentury.com     5

Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     A second  factor that  worked in our favor was a flurry of merger  activity during the period.  Five companies in Value's  portfolio either were acquired by other  firms  or  were  targeted  for  acquisition,  which  boosted  performance significantly in each case.

WHAT ARE SOME EXAMPLES?

     Our  top-contributing  stock was Cooper  Industries,  a maker of electrical fuses,  lighting  fixtures and distribution  transformers.  This firm, which has contributed  significantly  to  performance  in  previous  periods,  received an unsolicited buyout offer from Danaher Corp. We subsequently sold our position at a significant gain for the fund.

     As we  mentioned  earlier,  Value  fared  well  in  the  telecommunications industry,  and merger activity was part of the reason.  This group has long been suffering from intense  competition  and slowing  demand,  and its problems only intensified  over  the  last  year  or so as the  economy  slowed,  creating  an environment  ripe for  consolidation.  One holding that benefited  directly from this was CenturyTel,  a  local-exchange  carrier serving the South,  Midwest and
Pacific Northwest,  that received an unsolicited offer from ALLTEL Corp., one of the stronger  players in the industry.  Although the deal is not yet final,  the acquisition  attempt  highlighted  CenturyTel's value and the market rewarded it handsomely.

     Other  companies in Value's  portfolio that were acquired by or merged with other  firms  included  Bard  (C.R.),  Inc.,  a medical  supplies  firm that was purchased by Tyco in a stock-for-stock  deal valued at more than $3 billion, and
XTRA  Corp.,  a  freight  transportation  leasing  firm that was  bought  out by
Berkshire Hathaway in a generous cash deal. Finally, textbook-publisher Houghton
Mifflin was purchased by the French firm Vivendi International,  a global leader in media and communications.  In each case we sold our position at a gain to the fund.

DO YOU LOOK SPECIFICALLY FOR COMPANIES THAT YOU THINK ARE ATTRACTIVE CANDIDATES
FOR ACQUISITION?

     No. Although merger activity among our holdings has certainly benefited the fund from time to time, we do not actively search for companies we believe could be  future  candidates.  Rather,  companies  that  often end up as  targets  for acquisition  typically  demonstrate the fundamental  characteristics we seek for
Value:  relatively low valuations that belie their underlying strength. We think our  success  in  identifying  these  types  of  companies  across  sectors  and
industries   underscores   the  validity  and   effectiveness   of  our  strict,
value-oriented approach.

WERE THERE OTHER STANDOUT PERFORMERS?

     Yes,  two other names that  contributed  significantly  were Clorox Co. and
Proctor & Gamble Co., both of which were among our ten-largest holdings.
Clorox is a sound,  well-managed producer of household goods ranging from bleach and cleaning solutions to foods and food storage products.  The firm suffered an earnings  shortfall that resulted from volume declines in some of its businesses and higher costs for energy and raw materials.  However,  these pressures proved to be temporary, and Clorox's shares have rebounded in recent months.

     The story is similar for Proctor &  Gamble. We built a position in this
firm  when  its  stock   price  was  beaten   down  in   response   to  slightly
weaker-than-expected earnings. We anticipated that

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                             AS OF                  AS OF
                                            9/30/01                3/31/01
FPL GROUP, INC.                              3.7%                    1.7%
BP PLC ADR                                   3.6%                      --
FIRST VIRGINIA
     BANKS, INC.                             3.6%                    3.7%
CLOROX COMPANY                               3.4%                    2.6%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                     3.3%                    4.5%
SPRINT CORP.                                 3.3%                    2.9%
BELLSOUTH CORP.                              3.0%                    0.7%
WASTE
     MANAGEMENT, INC.                        2.7%                     .--
MARTIN MARIETTA
     MATERIALS, INC.                         2.6%                    0.8%
MINNESOTA MINING &
     MANUFACTURING CO.                       2.6%                    2.1%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                             AS OF                   AS OF
                                            9/30/01                 3/31/01
TELEPHONE                                    9.2%                    8.9%
ENERGY RESERVES
     & PRODUCTION                            7.7%                   10.2%
CHEMICALS                                    6.4%                    7.4%
ELECTRICAL UTILITIES                         5.2%                    4.7%
BANKS                                        5.1%                    5.8%

 6         1-800-345-2021

Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

branded consumer non-cyclical companies -- such as P&G and Clorox -- would both continue to produce good returns in uncertain times and also rebound nicely when market sentiment shifted. This strategy has been rewarded recently, and we believe the operating environment for both firms will continue to be favorable going forward. Therefore, we are maintaining both positions, although P&G is no longer among  our ten-largest holdings.

WHICH INDUSTRIES OR SECTORS DETRACTED FROM RETURNS?

     We didn't fare as well as we wanted to in the energy sector, which produced several laggards.  Although we entered the period underweight, we were unable to completely  sidestep  the  damage  inflicted  on the  group  in  general  by the deteriorating  economy. As demand for oil services began to wane, so did pricing power,  which cut into  earnings and stock  prices.  Our greatest  detractor was
Royal Dutch Petroleum,  an integrated  energy company.  The firm is suffering in the wake of lower gas and oil prices,  and has somewhat  reduced its  production growth  projections.  However, we remain confident about the company's long-term prospects and are therefore sitting tight.

     Another area that underperformed was retail clothing and department stores, which  have  generally  been  feeling  the  affects of the  ailing  economy  and scaled-back  discretionary  spending by consumers.  Names that detracted include
Federated  Department  Stores,  Inc. and Intimate  Brands,  Inc.  Federated owns several recognized chains,  including  Bloomingdale's and Macy's, while Intimate
Brands  owns two core  brands  -- the  well-known  Bath  &  Body  Works  and
Victoria's  Secret Stores.  Both Federated and Intimate Brands are fundamentally strong,  well-managed  firms with solid business  plans and excellent  prospects going forward.  We believe both are poised to benefit when the difficult  retail environment improves, so we are maintaining our positions.

     Another  name  that  detracted  was  Emerson  Electric.  This  high-quality manufacturer of electrical and electronic  products and systems recently ended a
43-year  streak of higher  earnings,  as reduced  capital  spending  by both its domestic and overseas  customers cut deeply into  profitability.  Still,  we are confident that Emerson's recent efforts to cut costs and reduce inventories will enable it to rebound quickly when the economy changes course.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING IN THE MONTHS AHEAD?

     It's  difficult to anticipate  when a sustainable  economic  recovery might begin, and it's quite likely that the market will remain volatile for some time.
That may sound  less  than  optimistic,  but we've  found  that  volatility,  as uncomfortable  as it may be, often creates  excellent  value  opportunities.  In times of stress,  high quality  companies are the most  attractive,  and we will continue to seek out and capitalize on those investments where we find them.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                      AS OF SEPTEMBER 30, 2001
* COMMON STOCKS AND FUTURES                                      88.5%
* FOREIGN COMMON STOCKS                                           8.7%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  97.2%
* TEMPORARY CASH INVESTMENTS                                      2.8%

[pie chart]

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS AND FUTURES                                      90.4%
* FOREIGN COMMON STOCKS                                           4.5%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  94.9%
* TEMPORARY CASH INVESTMENTS                                      5.1%

[pie chart]

                                               www.americancentury.com     7

Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                     Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 94.8%

APPAREL & TEXTILES - 1.1%
                  834,100  Jones Apparel Group, Inc.(1)                              $     21,261,209
                                                                                    ----------------------

BANKS - 5.1%
                1,565,150  First Virginia Banks, Inc.                                       71,683,870
                  530,000  Marshall & Ilsley Corp.                                      30,045,700
                                                                                    -----------------------
                                                                                           101,729,570
                                                                                    -----------------------

CHEMICALS - 6.4%
                  992,700  Air Products & Chemicals, Inc.                               38,298,366
                  861,300  Minerals Technologies Inc.(2)                                    32,505,462
                  517,100  Minnesota Mining & Manufacturing Co.                         50,882,640
                  218,100  Sherwin-Williams Co.                                              4,846,182
                                                                                     ---------------------
                                                                                           126,532,650
                                                                                     ---------------------

CLOTHING STORES - 0.9%
                1,930,000  Intimate Brands, Inc.                                            17,370,000
                                                                                     ----------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.5%
                  635,200  Avocent Corp.(1)                                                  9,372,376
                                                                                     -----------------------

COMPUTER SOFTWARE - 1.6%
                  441,600  Computer Associates International, Inc.                          11,366,784
                  497,100  Synopsys, Inc.(1)                                                19,951,109
                                                                                     -----------------------
                                                                                            31,317,893
                                                                                     -----------------------

CONSTRUCTION & REAL PROPERTY - 3.0%
                  217,200  Fluor Corporation                                                 8,362,200
                1,308,600  Martin Marietta Materials, Inc.                                  51,179,346
                                                                                    ------------------------
                                                                                            59,541,546
                                                                                    ------------------------

CONSUMER DURABLES - 1.1%
                  333,500  Carlisle Companies, Inc.                                          9,348,005
                  652,985  Miller (Herman), Inc.                                            12,710,353
                                                                                    ------------------------
                                                                                            22,058,358
                                                                                    ------------------------

DEFENSE/AEROSPACE - 2.3%
                  870,000  Honeywell International Inc.                                     22,968,000
                  209,000  Raytheon Company                                                  7,262,750
                1,070,000  Rockwell Collins                                                 15,194,000
                                                                                     -----------------------
                                                                                            45,424,750
                                                                                     -----------------------

DEPARTMENT STORES - 2.2%
                1,519,300  Federated Department Stores, Inc.(1)                             42,844,260
                                                                                     ------------------------

DRUGS - 3.2%
                  779,100  Bristol-Myers Squibb Co.                                         43,286,796
                  310,000  Merck & Co., Inc.                                            20,646,000
                                                                                      ------------------------
                                                                                            63,932,796
                                                                                      ------------------------

Shares                                                                                         Value
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.4%
                  373,100  AVX Corp.                                                 $        6,070,337
                  286,100  CommScope, Inc.(1)                                                 5,112,607
                1,095,907  Dover Corp.                                                       32,997,760
                  952,400  Littelfuse, Inc.(1)(2)                                            20,738,510
                  199,900  Scientific-Atlanta, Inc.                                           3,508,245
                                                                                     -------------------------
                                                                                             68,427,459
                                                                                     -------------------------

ELECTRICAL UTILITIES - 5.2%
                1,357,800  FPL Group, Inc.                                                   72,710,190
                1,350,000  Wisconsin Energy Corp.                                            30,375,000
                                                                                     -------------------------
                                                                                            103,085,190
                                                                                     -------------------------

ENERGY RESERVES & PRODUCTION - 7.7%
                1,463,300  BP Plc ADR                                                        71,950,460
                  305,000  Burlington Resources, Inc.                                        10,434,050
                  187,500  Exxon Mobil Corp.                                                  7,387,500
                1,293,626  Royal Dutch Petroleum Co.
                              New York Shares                                                65,004,707
                                                                                     ------------------------
                                                                                            154,776,717
                                                                                     ------------------------

ENVIRONMENTAL SERVICES - 2.7%
                1,993,200  Waste Management, Inc.                                            53,298,168
                                                                                     -------------------------

FINANCIAL SERVICES - 1.8%
                  635,100  American Express Co.                                              18,456,006
                  103,400  MBIA Inc.                                                          5,170,000
                  173,000  Student Loan Corp. (The)                                          12,196,500
                                                                                     -------------------------
                                                                                             35,822,506
                                                                                     -------------------------

FOOD & BEVERAGE - 3.1%
                   15,793  Archer-Daniels-Midland Co.                                           198,834
                1,445,500  Campbell Soup Company                                             40,474,000
                  972,200  Coca-Cola Enterprises Inc.                                        14,913,548
                  199,600  Kraft Foods Inc.                                                   6,860,252
                                                                                    --------------------------
                                                                                             62,446,634
                                                                                    --------------------------

FOREST PRODUCTS & PAPER - 0.8%
                  343,000  Sonoco Products Co.                                                8,060,500
                  320,600  Westvaco Corp.                                                     8,239,420
                                                                                    --------------------------
                                                                                             16,299,920
                                                                                    --------------------------

GAS & WATER UTILITIES - 3.9%
                2,132,800  AGL Resources Inc.                                                42,592,016
                1,319,300  WGL Holdings Inc.(3)                                              35,475,977
                                                                                    --------------------------
                                                                                             78,067,993
                                                                                    ---------------------------

GROCERY STORES - 1.2%
                  847,500  Koninklijke Ahold NV ADR                                          23,628,300
                                                                                    ---------------------------

HEAVY ELECTRICAL EQUIPMENT - 2.6%
                  371,926  American Power Conversion Corp.(1)                                 4,338,517
                1,000,000  Emerson Electric Co.                                              47,060,000
                                                                                    ---------------------------
                                                                                             51,398,517
                                                                                    ---------------------------

 8         1-800-345-2021                    See Notes to Financial Statements

Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                       Value
--------------------------------------------------------------------------------

HOME PRODUCTS - 4.0%
                1,827,800  Clorox Company                                            $     67,628,600
                  100,000  International Flavors & Fragrances Inc.                      2,769,000
                  133,600  Procter & Gamble Co. (The)                                   9,724,744
                                                                                    --------------------------
                                                                                            80,122,344
                                                                                    --------------------------

INDUSTRIAL PARTS - 1.2%
                  338,600  Grainger (W.W.), Inc.                                            13,154,610
                  355,000  York International Corp.                                         10,167,200
                                                                                     -------------------------
                                                                                            23,321,810
                                                                                     -------------------------

INFORMATION SERVICES - 1.8%
                1,024,500  Accenture Ltd. Cl A(1)                                           13,062,375
                  331,200  ADVO, Inc.(1)                                                    11,260,800
                  180,000  KPMG Consulting Inc.(1)                                           1,944,000
                  431,800  Reynolds & Reynolds Co. Cl A                                 10,060,940
                                                                                      -------------------------
                                                                                            36,328,115
                                                                                      -------------------------

LIFE & HEALTH INSURANCE - 0.9%
                  580,000  MetLife, Inc.                                                    17,226,000
                                                                                      -------------------------

MEDIA - 0.9%
                  970,000  Disney (Walt) Co.                                                18,061,400
                                                                                      --------------------------

MEDICAL PRODUCTS & SUPPLIES - 0.9%
                  288,400  Beckman Coulter Inc.                                             12,761,700
                  127,600  Becton Dickinson & Co.                                        4,721,200
                                                                                      --------------------------
                                                                                            17,482,900
                                                                                      --------------------------

MOTOR VEHICLES & PARTS - 1.1%
                1,454,200  Delphi Automotive Systems                                        17,086,850
                  154,100  Superior Industries International, Inc.                           5,117,661
                                                                                      ---------------------------
                                                                                            22,204,511
                                                                                      ---------------------------

OIL REFINING - 1.1%
                  266,000  Chevron Corp.                                                    22,543,500
                                                                                      ---------------------------

OIL SERVICES - 1.1%
                  861,300  Diamond Offshore Drilling, Inc.                                  21,721,986
                                                                                      ---------------------------

PROPERTY & CASUALTY INSURANCE - 3.6%
                  784,900  Allstate Corp.                                                   29,316,015
                  429,000  Chubb Corp.                                                      30,634,890
                  605,900  Horace Mann Educators Corp.                                      10,694,135
                                                                                      ----------------------------
                                                                                           70,645,040
                                                                                      ----------------------------

PUBLISHING - 2.0%
                  860,000  Belo Corp. Cl A                                                  13,794,400
                  153,000  Dow Jones & Co., Inc.                                         6,950,790
                  185,200  McGraw-Hill Companies, Inc. (The)                                10,778,640
                  200,000  New York Times Co. (The) Cl A                                     7,806,000
                                                                                      -----------------------------
                                                                                            39,329,830
                                                                                      -----------------------------

RAILROADS - 0.8%
                  359,800  Union Pacific Corp.                                              16,874,620
                                                                                      -----------------------------

Shares                                                                                        Value
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 2.7%
                  805,200  Edwards (A.G.), Inc.                                       $      28,270,572
                   69,600  Goldman Sachs Group, Inc. (The)                                    4,965,960
                  600,000  Schwab (Charles) Corp.                                             6,900,000
                  456,500  T. Rowe Price Group Inc.                                          13,377,733
                                                                                     -------------------------------
                                                                                             53,514,265
                                                                                     -------------------------------

SEMICONDUCTOR - 0.5%
                  176,300  Teradyne, Inc.(1)                                                  3,437,850
                  381,100  Vishay Intertechnology, Inc.(1)                                    7,012,240
                                                                                     --------------------------------
                                                                                             10,450,090
                                                                                     --------------------------------

TELEPHONE - 9.2%
                1,442,362  BellSouth Corp.                                                   59,930,141
                  375,700  CenturyTel Inc.                                                   12,585,950
                2,706,000  Sprint Corp.                                                      64,971,059
                  888,693  Verizon Communications                                            48,087,178
                                                                                    ---------------------------------
                                                                                            185,574,328
                                                                                    ----------------------------------

TOBACCO - 1.3%
                  750,000  UST Inc.                                                          24,900,000
                                                                                    ----------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.2%
                  455,100  United Parcel Service, Inc. Cl B                                  23,656,098
                                                                                    ----------------------------------

WIRELESS TELECOMMUNICATIONS - 0.7%
                  850,000  Nokia Corp. Cl A ADR                                              13,302,500
                                                                                    -----------------------------------

TOTAL COMMON STOCKS                                                                       1,885,896,149
                                                                                    -----------------------------------
   (Cost $1,890,222,339)

 TEMPORARY CASH INVESTMENTS -

 SEGREGATED FOR FUTURES** -- 2.4%

    Repurchase Agreements, Goldman Sachs,
       (U.S. Treasury obligations), in a joint trading
       account at 3.10%, dated 9/28/01, due
       10/1/01 (Delivery value $48,343,736)                                                  48,331,250
                                                                                    -----------------------------------
   (Cost $48,331,250)

 TEMPORARY CASH INVESTMENTS - 2.8%

    Repurchase Agreements, Goldman Sachs,
       (U.S. Treasury obligations), in a joint trading
       account at 3.10%, dated 9/28/01, due
       10/1/01 (Delivery value $48,681,323)                                                  48,668,750

    Repurchase Agreements, Merrill Lynch,
       (U.S. Treasury obligations), in a joint trading
       account at 3.05%, dated 9/28/01, due
       10/1/01 (Delivery value $6,501,652)                                                    6,500,000
                                                                                   --------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                             55,168,750
                                                                                   --------------------------------------

   (Cost $55,168,750)

TOTAL INVESTMENT SECURITIES - 100.0%                                                      $1,989,396,149
                                                                                   =======================================

  (Cost $1,993,722,339)

See Notes to Financial Statements               www.americancentury.com     9

Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

        Contracts        Settlement                              Unrealized
         to Sell            Date               Value                Gain
-----------------------------------------------------------------------------
     17,224,732 EURO      10/31/01          $15,639,560           $209,460
                                         ====================================

(Value on Settlement Date $15,849,020)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

 EQUITY FUTURES CONTRACTS**

                       Expiration        Underlying Face       Unrealized
      Purchased           Date           Amount at Value          Gain
---------------------------------------------------------------------------
    185 S&P 500         December
       Futures            2001             $48,331,250          $347,425
                                    =======================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for
a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2001.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker, as initial margin on futures contracts.

 10         1-800-345-2021                 See Notes to Financial Statements

Equity Income--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                     INVESTOR CLASS                   ADVISOR CLASS              INSTITUTIONAL CLASS                  C CLASS
                   (INCEPTION 8/1/94)               (INCEPTION 3/7/97)            (INCEPTION 7/8/98)             (INCEPTION 7/13/01)

               EQUITY     S&P      LIPPER       EQUITY     S&P     LIPPER      EQUITY     S&P       LIPPER    EQUITY      S&P     LIPPER
               INCOME     500       EQUITY      INCOME     500     EQUITY      INCOME     500       EQUITY     INCOME     500     EQUITY
                                 INCOME INDEX                   INCOME INDEX                     INCOME INDEX                  INCOME INDEX

6 MONTHS* .... 3.66%    -9.69%     -6.14%        3.53%   -9.69%   -6.14%        3.60%    -9.69%     -6.14%       --        --        --
1 YEAR ...... 14.30%   -26.63%     -8.82%       14.02%  -26.63%   -8.82%       14.32%   -26.63%     -8.82%       --        --        --
================================================================================================================================================
AVERAGE ANNUAL RETURNS
================================================================================================================================================
3 YEARS ..... 12.31%     2.03%      3.77%       12.03%    2.03%    3.77%       12.54%     2.03%      3.77%      --        --        --
5 YEARS ..... 14.12%    10.22%      8.56%          --       --       --           --        --         --       --        --        --
LIFE OF FUND .15.96%    14.14%(1)  11.08%(1)    12.57%  7.44%(2)  6.32%(2)      9.21%   -2.04%(3)   -0.15%(3)  -4.68%*(4)  -13.60%*(5)
-9.26%*(5)

*Returns for periods less than one year are not annualized.

(1)  From 7/31/94, the date nearest the class's inception for which data are available.

(2)  From 3/6/97, the date nearest the class's inception for which data are available.

(3)  From 7/9/98, the date nearest the class's inception for which data are available.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares
within the first year after purchase. Return would have been -3.72% if shares were not redeemed during the period.

(5)  From 7/12/01, the date nearest the class's inception for which data are available.

See pages 60-62 for information about share classes, the indices, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are  provided for comparison. Equity Income's total returns include operating expenses  (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on
Investor Class shares only;  performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may  be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

*From 8/1/94 to 9/30/94. Not annualized.

                                               www.americancentury.com     11

Equity Income--Q&A
--------------------------------------------------------------------------------

The following is an interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

HOW DID EQUITY INCOME PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

     Equity Income fared well in a period marked by unprecedented volatility and market  uncertainty,  producing a positive 3.66%* return for the six months. The fund's  performance  far  outdistanced  its benchmark,  the Lipper Equity Income
Index, which declined 6.14%. The S&P 500 Index,  representative of the broad market, fell 9.69% during the period.

THE TERRORIST ATTACKS IN SEPTEMBER ROILED FINANCIAL MARKETS BOTH HERE AND
ABROAD. HOW DID THESE EVENTS AFFECT EQUITY INCOME OR YOUR INVESTMENT APPROACH?

     Throughout  history,  investors  have reacted to unexpected  events and the uncertainty  left in their wake by becoming  defensive.  After a four-day pause, the stock and bond markets reopened for trading. Investors, many of whom already were concerned about the strength of the economy,  ultimately fled from equities and moved into the relative safety of fixed-income securities. In the first week of trading following the attacks, the S&P 500 Composite Index lost more than
11% , while the Nasdaq  Composite  declined  more than 16%.  The  damage  wasn't confined to growth or technology  stocks:  the S&P 500/ BARRA Value Index, a broad measure of value-oriented stocks, fell approximately 12%.

     Aside from contending with the increased  volatility following the attacks, it was largely  "business as usual" for Equity  Income.  Earlier  conditions had favored our investment  style, as a struggling  economy led to slowing  earnings for companies in nearly every sector and industry, providing us attractive value opportunities.  The market  volatility that ensued following the attacks created additional opportunities for us to purchase sound firms at attractive prices.

WHAT ENABLED EQUITY INCOME TO OUTPERFORM ITS BENCHMARK BY SUCH A WIDE MARGIN?

     A couple of factors worked in our favor.  Most  significant  was good stock selection.  Always important,  effective  selection becomes even more compelling when nearly  everything is selling at a discount.  Paying close attention to our value  criteria  was key to our success -- we remained  focused on  high-quality firms whose  fundamental  strength  will likely  enable them to survive  current economic  conditions and ultimately come out on top. This discipline led us to a number of good companies in the industrial and consumer non-cyclical areas, both of which emerged as our top-contributing sectors for the period. A second factor that helped was our greater representation in both of these groups,  relative to our benchmark.

WHAT ARE SOME EXAMPLES?

     In the industrial sector, we met with success in heavy electrical equipment companies -- namely, Cooper Industries,  our top contributor for the period, and
Hubbell, Inc., which was our number-two contributor to performance.

     Cooper,  a solid holding that has contributed  significantly  to the fund's success in previous periods, is a leading supplier of electrical fuses, lighting fixtures  and  distribution  transformers.  The  firm's  stock  shot up when the company

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

ALWAYS IMPORTANT, EFFECTIVE SELECTION BECOMES EVEN MORE COMPELLING WHEN NEARLY
EVERYTHING IS SELLING AT A DISCOUNT.

PORTFOLIO AT A GLANCE
                                                9/30/01           3/31/01
NO. OF COMPANIES                                  73                67
P/E RATIO                                        16.9              16.3
MEDIAN MARKET                                    $2.69             $2.23
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $27.3             $26.9
   MARKET CAPITALIZATION                        BILLION           BILLION
DIVIDEND YIELD                                   3.72%             3.05%
PORTFOLIO TURNOVER                              78%(1)            169%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%

(1)    Six months ended 9/30/01.

(2)    Year ended 3/31/01.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 62-63.

 12     1-800-345-2021

Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     received an unsolicited  buyout offer,  which  translated into  significant gain for Equity Income.

     Hubbell makes  electrical  equipment,  such as wiring  devices and lighting fixtures, for commercial,  industrial and utility customers. We bought the stock on weakness resulting from what we believed were transitory problems,  including below-market  pricing by a competitor,  inventory  overstocks and reduced demand following reductions in capital spending by cost-conscious  customers.  Although conditions have remained difficult, Hubbell has benefited recently from improved efficiencies  and its  stock has  rebounded  nicely.  We  believe  Hubbell  will continue to produce high returns and are maintaining this position.

     Among consumer  non-cyclicals,  standout performers included Clorox Co. and
Proctor  &  Gamble Co., both of which were among our  ten-largest  holdings.
Clorox makes a number of household-name products,  including bleach and cleaning solutions,  sauces and marinades,  and food storage products.  Sales declines in some of its lines and higher production costs led to an earnings shortfall,  and investors subsequently shunned the stock. These problems proved to be temporary, and Clorox's stock has rebounded in recent months as earnings  guidance improved and the company announced a 6% stock repurchase  program. We think the operating environment  will  continue to be  favorable  going  forward and  therefore  are holding on to this stock.

     Proctor &  Gamble's  shares  suffered  similarly in the extended market correction,  and we built a position when its stock price met our  criteria.  We anticipated that established  brand names in everyday  household  products would continue  to  produce  reliable  earnings  amid  the  market's  volatility,  and
P&G's  stock also staged a comeback.  We sold this position at a significant gain.

WHICH OTHER HOLDINGS CONTRIBUTED TO RETURNS?

     Equity Income also benefited  from its holdings in the telephone  industry, which we highlighted  as an area of poor  performance in our last report to you.
Many firms in this group were  struggling  with intense  competition and slowing demand, and conditions worsened as the economy slowed. Two names that moved from the list of  detractors  to that of our top  performers  were Sprint,  a leading
provider  of  local   telephone   and   long-distance   services,   and  Verizon
Communications,  one of the largest  telecommunications  companies in the world.
Sprint's  stock was  punished  last  summer  following  its failed  merger  with
WorldCom, but has gained in recent months on optimism that a major restructuring will boost earnings.  Verizon's  progress is being driven both by its successful merger and  integration of GTE Corp.  and excellent  performance in its wireless service business.

     A final  name  worth  noting  is  Westvaco  Corp.,  which  makes  paper and paperboard.  The firm had a robust 2000, but saw earnings slip earlier this year due to poor results in its paper division,  resulting from a weaker economy. The firm agreed to merge with  industry  giant Mead at a slight  premium to Westvaco shareholders.  The  market  responded  with  enthusiasm  and  the  stock  jumped accordingly.

WHICH INDUSTRIES OR SECTORS DETRACTED FROM RETURNS?

     Equity Income was hampered by holdings in the energy and utilities sectors.
Although we had reduced our

[right marign]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/01             3/31/01
UNION PACIFIC CAPITAL
     TRUST, 6.25%, 4/1/28                     4.6%               2.4%
PIEDMONT NATURAL
     GAS CO., INC.                            3.7%               3.3%
WGL HOLDINGS INC.                             3.5%                 --
COOPER INDUSTRIES, INC.                       3.4%               1.3%
BP PLC ADR                                    3.4%                 --
CLOROX COMPANY                                3.0%               2.6%
HUBBELL INC.                                  2.7%               2.9%
AGL RESOURCES INC.                            2.7%               2.9%
STUDENT LOAN
     CORP. (THE)                              2.7%               3.8%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                      2.5%               4.2%

TOP FIVE INDUSTRIES

                                              % OF FUND INVESTMENTS

                                             AS OF              AS OF
                                            9/30/01            3/31/01

GAS & WATER UTILITIES                    11.2%              12.2%
HEAVY ELECTRICAL
     EQUIPMENT                                8.0%               4.2%
TELEPHONE                                     6.0%               6.2%
ENERGY RESERVES
     & PRODUCTION                         5.9%               6.5%
CHEMICALS                                     5.3%               4.2%

                                           www.americancentury.com         13

Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     exposure  in both  areas  heading  into  the  period,  which  proved  to be advantageous,  we were unable to completely sidestep the difficulties foisted on these groups in general by the deteriorating economy. As demand for oil services began to wane, so did pricing  power,  which cut into earnings and stock prices.
Our greatest detractor was Royal Dutch Petroleum,  an integrated energy company.
The firm is suffering in the wake of lower gas and oil prices,  and has somewhat reduced its production growth  projections.  However,  we remain confident about the company's long-term prospects and are therefore sitting tight.

     Piedmont  Natural  Gas  detracted  the most from  returns in the  utilities group, which struggled during the period. Piedmont is a fast-growing,  regulated natural  gas  distributor  serving  Tennessee  and the  Carolinas.  The firm had actually been meeting or even  exceeding  estimates,  thanks to strong  customer growth and higher  profits from its  non-utility  businesses.  The fund also was benefiting  from this  stock's  generous  4.9%  yield.  Unfortunately,  Piedmont announced  an  accounting  glitch  in its  operations  -- one that was  actually immaterial to its business -- but the market punished the stock nonetheless.  We used this opportunity to add to our weighting.

     Equity  Income  also  took a hit from  positions  in  retail  clothing  and department stores,  which have generally been feeling the effects of scaled-back discretionary  spending on the part of  consumers.  One name that  detracted was
Intimate Brands, Inc., parent of the highly recognized Bath & Body Works and
Victoria's  Secret  Stores.  The  firm is  fundamentally  strong  and  has  good prospects going forward, so we are maintaining our position.

     Disney was another name that detracted.  As part of an aggressive effort to expand  its  line-up  of  family-entertainment  offerings,  the firm was  moving forward  with its plans to acquire  Fox  Family  Worldwide.  However,  the media giant's stock fell more than 22% in the days immediately following the terrorist attacks, as investors instantly cut back on items like travel and entertainment.
Investors also were jolted when a major Disney shareholder  unexpectedly  placed
135  million  shares -- some 6% of Disney  outstanding  stock -- on the  selling block in a "distress  sale" effort to raise cash.  We moved in on this  weakness and built a material position in this high-quality firm.

WHAT'S YOUR OUTLOOK FOR CONSERVATIVE EQUITY INVESTING IN THE MONTHS AHEAD?

     We are  optimistic.  The volatility that  characterizes  the current market climate may continue for some time, but while this  environment may be uncertain and unnerving, it also holds investment  opportunities,  particularly for value-
oriented investors. We remain committed to our discipline of buying undervalued, leading  businesses that appear to offer  significant  potential for attractive, risk-adjusted returns over the long term.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                      AS OF SEPTEMBER 30, 2001
* COMMON STOCKS AND FUTURES                                      67.1%
* CONVERTIBLE BONDS                                              18.9%
* FOREIGN COMMON STOCKS                                           6.4%
* CONVERTIBLE PREFERRED STOCKS                                    5.9%
* CORPORATE BONDS                                                 0.3%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  98.6%
* TEMPORARY CASH INVESTMENTS                                      1.4%

[pie chart]

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS AND FUTURES                                      76.6%
* CONVERTIBLE BONDS                                               9.0%
* FOREIGN COMMON STOCKS                                           4.5%
* CONVERTIBLE PREFERRED STOCKS                                    6.3%
* CORPORATE BONDS                                                 0.4%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  96.8%
* TEMPORARY CASH INVESTMENTS                                      3.2%

[pie chart]

 14     1-800-345-2021

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                       Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 72.0%

APPAREL & TEXTILES - 0.6%
                  225,000  Kellwood Co.                                            $         4,162,500
                                                                                  ----------------------------

BANKS - 4.9%
                  344,932  Commerce Bancshares, Inc.                                        12,955,646
                  400,000  First Virginia Banks, Inc.                                       18,320,000
                  111,400  UMB Financial Corp.                                               4,619,201
                                                                                  -------------------------------
                                                                                            35,894,847
                                                                                  --------------------------------

CHEMICALS - 5.3%
                  282,500  Air Products & Chemicals, Inc.                               10,898,850
                  310,700  Albemarle Corp.                                                   5,872,230
                  120,000  Avery Dennison Corp.                                              5,677,200
                  163,600  Minnesota Mining & Manufacturing Co.                         16,098,240
                                                                                  ---------------------------------
                                                                                            38,546,520
                                                                                  ---------------------------------

CLOTHING STORES - 0.8%
                  690,000  Intimate Brands, Inc.                                             6,210,000
                                                                                  ----------------------------------

COMPUTER SOFTWARE - 0.9%
                  194,700  Autodesk, Inc.                                                    6,242,082
                                                                                  ----------------------------------

CONSUMER DURABLES - 1.0%
                   61,700  Carlisle Companies, Inc.                                          1,729,451
                  130,000  HON INDUSTRIES Inc.                                               2,854,800
                   92,800  National Presto Industries, Inc.                                  2,496,320
                                                                                  ------------------------------------
                                                                                             7,080,571
                                                                                  ------------------------------------

DEFENSE/AEROSPACE - 1.8%
                  790,000  British Aerospace plc ORD                                         3,844,034
                  155,800  Honeywell Inc.                                                    4,113,120
                  380,000  Rockwell Collins                                                  5,396,000
                                                                                  ------------------------------------
                                                                                            13,353,154
                                                                                  ------------------------------------

DEPARTMENT STORES - 1.2%
                  308,100  May Department Stores Co. (The)                                   8,941,062
                                                                                  -------------------------------------

DRUGS - 2.3%
                  198,100  Bristol-Myers Squibb Co.                                         11,006,436
                   85,400  Merck & Co., Inc.                                             5,687,640
                                                                                  --------------------------------------
                                                                                            16,694,076
                                                                                  --------------------------------------

ELECTRICAL UTILITIES - 3.1%
                  109,400  Ameren Corp.                                                      4,200,960
                  290,500  FPL Group, Inc.                                                  15,556,275
                  120,000  Wisconsin Energy Corp.                                            2,700,000
                                                                                  --------------------------------------
                                                                                            22,457,235
                                                                                  --------------------------------------

ENERGY RESERVES & PRODUCTION - 5.9%
                  499,700  BP Plc ADR                                                       24,570,249
                  367,607  Royal Dutch Petroleum Co.
                              New York Shares                                               18,472,252
                                                                                  ---------------------------------------
                                                                                            43,042,501
                                                                                  ---------------------------------------

Shares                                                                                        Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 3.6%
                   67,200  Marsh & McLennan Companies, Inc.                    $          6,498,240
                  276,300  Student Loan Corp. (The)(1)                                       19,479,150
                                                                                  ---------------------------------------
                                                                                             25,977,390
                                                                                  ---------------------------------------

FOOD & BEVERAGE - 2.0%
                  531,600  Campbell Soup Company                                             14,884,800
                                                                                  ---------------------------------------

FOREST PRODUCTS & PAPER - 1.5%
                   95,200  Mead Corp. (The)                                                   2,635,136
                  108,600  Rayonier, Inc.                                                     4,395,042
                  164,300  Westvaco Corp.                                                     4,222,510
                                                                                  ---------------------------------------
                                                                                             11,252,688
                                                                                  ---------------------------------------

GAS & WATER UTILITIES - 11.2%
                  977,900  AGL Resources Inc.                                                19,528,663
                  102,400  NICOR Inc.                                                         3,968,000
                  263,200  Northwest Natural Gas Co.                                          6,156,248
                  877,300  Piedmont Natural Gas Co., Inc.                                    27,319,122
                  953,300  WGL Holdings Inc.                                                 25,634,237
                                                                                  ---------------------------------------
                                                                                             82,606,270
                                                                                  ---------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 8.0%
                  606,900  Cooper Industries, Inc.                                           25,168,143
                  285,200  Emerson Electric Co.                                              13,421,512
                  684,100  Hubbell Inc. Cl B                                                 19,948,356
                                                                                  ----------------------------------------
                                                                                             58,538,011
                                                                                  ----------------------------------------

HOME PRODUCTS - 3.0%
                  586,300  Clorox Company                                                    21,693,100
                                                                                  ----------------------------------------

INDUSTRIAL PARTS - 0.4%
                  130,800  Nordson Corp.                                                      2,845,554
                                                                                  ----------------------------------------

LEISURE - 0.1%
                   25,800  Russ Berrie and Co., Inc.                                            686,280
                                                                                  ----------------------------------------

MEDIA - 0.7%
                  275,000  Disney (Walt) Co.                                                  5,120,500
                                                                                  ----------------------------------------

OIL REFINING - 0.8%
                   67,100  Chevron Corp.                                                      5,686,725
                                                                                  -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 1.5%
                  818,100  CNA Surety Corp.                                                  11,003,445
                                                                                  -----------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.7%
                  180,000  Manufactured Home Communities, Inc.                                5,475,600
                                                                                  -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.8%
                  196,200  T. Rowe Price Group Inc.                                           5,749,641
                                                                                  -----------------------------------------

TELEPHONE - 5.4%
                  257,000  BellSouth Corp.                                                   10,678,350
                  768,400  Sprint Corp.                                                      18,449,284
                  196,921  Verizon Communications                                            10,655,395
                                                                                  ------------------------------------------
                                                                                             39,783,029
                                                                                  ------------------------------------------

See Notes to Financial Statements              www.americancentury.com     15

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares/Principal Amount                                                                        Value
--------------------------------------------------------------------------------

THRIFTS - 1.3%
                  368,310  Washington Federal, Inc.                                 $        9,207,750
                                                                                   --------------------------------------

TOBACCO - 1.5%
                  320,000  UST Inc.                                                         10,624,000
                                                                                   ---------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.7%
                  616,300  Ryder System, Inc.                                               12,319,837
                                                                                   ----------------------------------------

TOTAL COMMON STOCKS                                                                        526,079,168
                                                                                   ----------------------------------------
   (Cost $507,010,544)

CONVERTIBLE BONDS - 18.9%

AIRLINES - 1.2%
               $9,100,000  Goldman Sachs Group Inc.
                              (convertible into Southwest Airlines),
                              2.00%, 10/5/08                                                 9,100,000
                                                                                    ---------------------------------------

APPAREL & TEXTILES - 1.0%
               14,565,000  Jones Apparel Group Inc.,
                              3.54%, 2/1/21(2)                                               7,033,985
                                                                                   ----------------------------------------

DEPARTMENT STORES - 1.2%
                9,100,000  Goldman Sachs Group Inc.
                              (convertible into Federated
                              Department Stores Inc.),
                              3.00%, 10/5/08                                                 9,100,000
                                                                                   ----------------------------------------

ELECTRICAL EQUIPMENT - 0.8%
                7,565,000  Commscope Inc., 4.00%, 12/15/06                                   5,943,253
                                                                                   ----------------------------------------

ENVIRONMENTAL SERVICES - 2.8%
                9,500,000  Goldman Sachs Group Inc.
                              (convertible into Waste
                              Management Inc.),
                              3.50%, 9/4/08                                                  9,364,150
               10,377,000  Waste Management Inc.,
                              4.00%, 2/1/02                                                 10,370,515
                  657,000  Waste Management Inc.,
                              2.00%, 1/24/05                                                   529,450
                                                                                   -----------------------------------------
                                                                                            20,264,115
                                                                                   -----------------------------------------

GROCERY STORES - 0.5%
EURO  3,650,000  Koninklijke Ahold,
                                   4.00%, 5/19/05                                            3,652,978
                                                                                   -----------------------------------------

INFORMATION SERVICES - 1.6%
                7,300,000  First Data Corp., 2.00%, 3/1/08                                   7,379,753
                7,800,000  Valassis Communications Inc.,
                              3.01%, 6/6/21 (Acquired 5/24/01,
                              Cost $4,290,000)(2)(3)                                         4,109,625
                                                                                   -----------------------------------------
                                                                                            11,489,378
                                                                                   -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 2.6%
               18,921,000  Medical Care International Inc.
                              (convertible into HCA Inc.),
                              6.75%, 10/1/06 (Acquired
                              10/23/97-9/19/01,
                              Cost $17,708,935)(3)                                          18,737,749
                                                                                   -----------------------------------------

Principal Amount/Shares                                                                       Value

-------------------------------------------------------------------------------

OIL REFINING - 1.8%
                3,650,000  Devon Energy Corporation
                              (convertible into Chevron Corp.),
                              4.90%, 8/15/08                                        $         3,645,127
                9,300,000  Devon Energy Corporation
                              (convertible into Chevron Corp.),
                              4.95%, 8/15/08                                                  9,297,201
                                                                                   ------------------------------------------
                                                                                             12,942,328
                                                                                   ------------------------------------------

OIL SERVICES - 2.2%
                4,545,000  Diamond Offshore Drilling,
                              1.50%, 4/15/31
                              (Acquired 7/18/01-9/7/01,
                              Cost $3,926,600)(3)                                             3,797,915
               14,626,000  Loews Corp. (convertible into
                              Diamond Offshore Drilling),
                              3.125%, 9/15/07                                                12,249,640
                                                                                  ------------------------------------------
                                                                                             16,047,555
                                                                                  ------------------------------------------

SEMICONDUCTOR - 1.5%
               13,938,000  Arrow Electronics Inc.,
                              4.04%, 2/21/21)(2)                                              5,653,602
                2,500,000  Burr-Brown Corp. (convertible into
                              Texas Instruments Inc.),
                              4.25%, 2/15/07                                                  2,622,896
                5,072,000  Vishay Intertechnology Inc.,
                              3.05%, 6/4/21
                              (Acquired 5/30/01-8/27/01,
                              Cost $2,778,902)(2)(3)                                          2,656,460
                                                                                  ------------------------------------------
                                                                                             10,932,958
                                                                                  ------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.7%
               12,745,000  United Parcel Service Inc.,
                              1.75%, 9/27/07                                                 12,578,041
                                                                                  ------------------------------------------

TOTAL CONVERTIBLE BONDS                                                                     137,822,340
                                                                                  ------------------------------------------
  (Cost $140,596,120)

 CONVERTIBLE PREFERRED STOCKS - 5.9%

DEFENSE/AEROSPACE - 0.8%
                   96,400  Raytheon Company,
                              8.25%, 5/15/06                                                  5,789,447
                                                                                  ------------------------------------------

RAILROADS - 4.5%
                  750,000  Union Pacific Capital Trust,
                              6.25%, 4/1/28                                                  33,375,000
                                                                                  ------------------------------------------

TELEPHONE - 0.6%
                  190,000  Citizens Communications Co.,
                              6.75%, 8/17/04                                                  4,066,000
                                                                                  ------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                                           43,230,447
                                                                                  ------------------------------------------
   (Cost $43,669,804)

 16         1-800-345-2021                   See Notes to Financial Statements

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Principal Amount/Shares                                                                     Value
--------------------------------------------------------------------------------
================================================================================

CORPORATE BONDS - 0.3%

ELECTRICAL UTILITIES - 0.3%
                2,500,000  Pacific Gas & Electric Company,
                              7.875%, 3/1/02                                         $      2,412,500
                                                                                   -----------------------------------------
   (Cost $2,394,322)

TEMPORARY CASH INVESTMENTS -

 SEGREGATED FOR FUTURES** -- 1.5%
       Repurchase Agreements, Credit Suisse First
          Boston, Inc. (U.S. Treasury obligations) in a joint
          trading account at 3.15%, dated 9/28/01,
          due 10/1/01 (Delivery value $10,714,062)                                          10,711,250
                                                                                  -----------------------------------------
   (Cost $10,711,250)

 TEMPORARY CASH INVESTMENTS - 1.4%
    Repurchase Agreements, Credit Suisse First
       Boston, Inc. (U.S. Treasury obligations) in a joint
       trading account at 3.15%, dated 9/28/01,
       due 10/1/01 (Delivery value $10,691,556)                                             10,688,750
                                                                                  -----------------------------------------
   (Cost $10,688,750)

TOTAL INVESTMENT SECURITIES - 100.0%                                                      $730,944,455
                                                                                  =========================================
  (Cost $715,070,790)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

       Contracts          Settlement                              Unrealized
        to Sell              Date                 Value              Gain
------------------------------------------------------------------------------
     1,869,529 EURO       10/31/2001           $1,697,480          $22,735
     1,353,773 GBP        10/31/2001            1,986,888            3,009
                                         -------------------------------------

                                               $3,684,368          $25,744
                                         =====================================

(Value on Settlement Date $3,710,112)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging).  The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

 EQUITY FUTURES CONTRACTS**

                    Expiration        Underlying Face        Unrealized
     Purchased         Date           Amount at Value           Gain
-------------------------------------------------------------------------
    41 S&P 500       December
      Futures          2001             $10,711,250           $101,193
                                  =======================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GBP = British Pound

ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of
1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2001, was $29,301,749 which represented 3.9% of net assets.

See Notes to Financial Statements              www.americancentury.com     17

Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                INVESTOR CLASS             ADVISOR CLASS             INSTITUTIONAL CLASS              C CLASS
              (INCEPTION 7/31/98)       (INCEPTION 12/31/99)         (INCEPTION 10/26/98)         (INCEPTION 6/1/01)

           SMALL CAP       S&P 600/       SMALL CAP   S&P 600/        SMALL CAP   S&P 600/       SMALL CAP   S&P 600/
             VALUE       BARRA VALUE     VALUE      BARRA VALUE      VALUE      BARRA VALUE      VALUE      BARRA VALUE
                           INDEX                      INDEX                       INDEX                       INDEX

6 MONTHS* .... 5.72%       -5.72%         5.65%       -5.72%          5.76%       -5.72%          --              --
1 YEAR ...... 27.06%        0.03%        26.83%        0.03%         27.44%        0.03%          --              --
====================================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================================
3 YEARS ..... 20.60%        9.57%           --           --             --           --           --              --
LIFE OF FUND .15.58%        4.09%        28.00%        7.17%         18.62%        8.26%(1)    -9.08%*(2)     -13.29%*(3)

*Returns for periods less than one year are not annualized.

(1)  From 10/31/98, the date nearest the class's inception for which data are available.

(2)  Return reflects deduction of the 1.00% maximum contingent deferral sales charge imposed on shares
redeemed within the first year after purchase. Return would have been -8.16% if shares were not redeemed during the period.

(3)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-62 for information about share classes, the S&P 600/BARRA Value
Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P
SmallCap 600/BARRA Value Index is provided for comparison in each graph. Small
Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P
SmallCap 600/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than  original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

*From 7/31/98 to 9/30/98. Not annualized.

 18     1-800-345-2021

Small Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Todd Vingers (left) and Ben Giele}

     An interview with Todd Vingers (left) and Ben Giele,  portfolio managers on the Small Cap Value investment team.

HOW DID SMALL CAP VALUE PERFORM  DURING THE SIX MONTHS ENDED  SEPTEMBER 30,
2001?

     Small Cap Value turned in strong results during a period that held profound challenges for investors. The fund gained 5.72%* for the six months, compared to the return of its benchmark,  the S&P SmallCap  600/BARRA Value Index, which dropped  5.72%.  The S&P  500  Composite  Index,  the measure of the broader market, fell 9.69%.

     Small Cap Value's longer-term  performance also has been strong.  Since the fund launched on July 31, 1998, its average annual total return is 15.58%,  more than triple the 4.09% return of the benchmark.

THE TERRORIST ATTACKS AGAINST AMERICA SENT SHOCKWAVES AROUND THE WORLD AND SENT
AN ALREADY WEAKENED ECONOMY AND EQUITY MARKET REELING. PLEASE DISCUSS HOW THESE
EVENTS AFFECTED SMALL CAP VALUE AND ADDRESS YOUR STRATEGIES FOR MANAGING THE
FUND IN THEIR AFTERMATH.

     The  period  closed  just  weeks  after the  devastation  brought on by the attacks,  events that far overshadowed all others during the six months. Despite a  technology-led  rally that opened the period in April,  market  weakness  had returned even before the attacks.  A relentless  stream of earnings warnings and bleak business  assessments  from companies across  industries  weighed on stock prices,  and investors  grappled with indications  that consumer  confidence and spending,  the last pillars of strength in the U.S.  economy,  were beginning to falter.

     We didn't allow these events to blow us off course.  Against this turbulent backdrop,  we remained  focused on our discipline and continued to do what we've always done:  seek the stocks of  fundamentally  sound companies that we believe are trading at a discount to fair market value.

WHICH STOCKS OR INDUSTRIES CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

     In the midst of the  turmoil,  investors  favored  classic  defensive  safe havens, especially utility and health care stocks. Even restaurant stocks, which historically have been considered cyclical, fared well -- the beneficiaries of a trend  toward  regular  dining out, an expense that people are more willing than ever to bear,  even under the threat of recession.  Small Cap Value had exposure to each industry, which helped performance.

     Overall, though,  technology,  one of the fund's largest sector weightings, contributed  the most to  results,  with most of the gains  concentrated  in the computer software  industry.  The recent steep correction in technology  created compelling value prospects,  and we built positions in three promising companies that went on to become some of the best-contributing stocks for the period.

     One success was Roxio Inc.,  which makes  software  that allows  individual users to create and manage their own music, photo or video CDs and DVDs, a niche business in which the company has a commanding market share.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

 ...WE REMAINED FOCUSED ON OUR DISCIPLINE AND CONTINUED TO DO WHAT WE'VE ALWAYS
DONE: SEEK THE STOCKS OF FUNDAMENTALLY SOUND COMPANIES THAT WE BELIEVE ARE
TRADING AT A DISCOUNT TO FAIR MARKET VALUE.

PORTFOLIO AT A GLANCE
                                                9/30/01           3/31/01
NO. OF COMPANIES                                  109               90
P/E RATIO                                        18.2              17.0
MEDIAN MARKET                                    $630              $660
   CAPITALIZATION                               MILLION           MILLION
WEIGHTED AVERAGE                                 $899              $922
   MARKET CAPITALIZATION                        MILLION           MILLION
DIVIDEND YIELD                                   1.53%             1.84%
PORTFOLIO TURNOVER                              39%(1)            144%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.25%(3)            1.25%

(1)    Six months ended 9/30/01.

(2)    Year ended 3/31/01.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 62-63.

                                               www.americancentury.com     19

Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Another success was Serena Software. This firm sells and supports tools for managing  the  implementation  of new  mainframe  software  -- a  business  that benefited from a recent cycle of mainframe upgrades.  Like Roxio, it has a solid balance sheet, high profitability and exceptional  returns on capital. We bought
both  companies  at  attractive   discounts  and  they  have  since  appreciated
considerably.

     The last name worth noting is Unigraphics Solutions Inc., which specializes in  software  used  for  high-end  design  applications,  such as in  automobile manufacturing,  and enjoys a sound business  built on a solid base of users.  We initiated this position when the company's  stock was extremely  undervalued and later  sold it at a  premium  when  Electronic  Data  Systems,  the  controlling shareholder,  bought back a minority  interest it had taken public several years earlier.

WHICH OTHER STOCKS OR INDUSTRIES CONTRIBUTED TO PERFORMANCE?

     One outstanding  performer from the commercial  services sector was G&K
Services Inc.,  which provides  uniform rental for employees in a broad range of industries.  Earlier in the year, as the reality of the economic  downturn began settling in, the market became  concerned  about the  prospects of  economically sensitive  companies such as this one, and investors  punished the stocks of any company they believed was vulnerable.

     The  ensuing  downturn  allowed  us to build our  position  in  G&K
Services.  What  attracted us to the stock is the firm's strong  earning  power, healthy returns on capital,  and recurring cash flow, all of which we think will shepherd G&K  Services  through tough economic times.  When the market later revisited  this  company and saw its value,  our  shareholders  were  handsomely rewarded.

WHAT WERE SOME OF THE DISAPPOINTMENTS DURING THE PERIOD?

     With the  economy  slowing and  inventories  of natural gas and oil rising,
energy  stocks,   especially  those  of  oil  services  companies,   weighed  on
performance.  We built significant  exposure in this area in late 1998 and early
1999,  when oil prices were low and  valuations  were  attractive.  These stocks performed well through early 2000, when we began scaling back our position.  The current  weakness has again created  appealing  prospects and we're  selectively building positions here.

     Consumer cyclicals, especially retailers, also struggled. Though we limited our exposure to this downbeat area,  selected holdings detracted from the fund's bottom  line.  One  example is  Claire's  Stores  Inc.,  a  mall-based  chain of accessories  outfitters  catering to teen and  pre-teen  girls.  In the sluggish economy, consumers cut spending, which, in turn, restrained the firm's revenues.
Also,  mall traffic  decreased  in the wake of the  terrorist  attacks,  further slowing  performance.  However,  because the business is fundamentally sound and regularly  revived by  ever-changing  trends,  we continue to have confidence in this position.

     Wilson's  Leather was another  setback.  Wilson's,  the  country's  largest leather  retailer,  experienced  pronounced  declines in demand as the uncertain economy

[left margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/01             3/31/01
WISCONSIN ENERGY CORP.                       2.4%                3.1%
PMI GROUP, INC. (THE)                        2.0%                1.5%
SENSIENT TECHNOLOGIES
     CORP.                                   1.9%                1.3%
GEORGIA GULF
     CORPORATION                             1.9%                1.5%
OWENS & MINOR INC.                           1.9%                1.3%
LITTELFUSE, INC.                             1.7%                1.6%
G&K SERVICES
     INC. CL A                              1.7%                1.7%
KELLWOOD CO.                                 1.6%                1.1%
WAUSAU-MOSINEE
     PAPER CORP.                             1.6%                1.6%
SYBRON DENTAL
     SPECIALTIES INC.                        1.6%                1.5%

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/01             3/31/01
ELECTRICAL EQUIPMENT                          6.0%               5.9%
FOOD & BEVERAGE                               5.9%               6.9%
MEDICAL PRODUCTS
     & SUPPLIES                               5.7%               7.2%
RESTAURANTS                                   5.2%               3.8%
BANKS                                         4.9%               8.7%

 20         1-800-345-2021

Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     caused consumers to rein in discretionary  spending on expensive items such as leather coats.  With the recent  acquisition  of two luggage firms,  Wilson's also has become the country's  largest retailer of leather luggage.  This aspect of the  business  languished  in the  wake  of the  terrorist  attacks  --  when consumers  sharply reduced their air travel,  the demand for new leather luggage fell in tandem.  Still,  we think this solid  business is capable of  recovering from these short-term issues, so we're maintaining a material position.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     The financial sector was a strong contributor, and we began the period with significant  exposure to banks.  Bank stocks have  rallied on the series of rate cuts by the Federal Reserve,  which should eventually increase profit margins on banks' lending business. However, with the economic slowdown, the risk of credit losses in that lending business  increases.  Thus, we have  dramatically  scaled back our exposure to the sector.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING IN THE NEAR FUTURE?

     Though the world has witnessed an  unimaginable  tragedy,  one that, on the domestic front,  has only compounded the pressure on the U.S. economy and equity market,  we will  persevere  in  finding  the best  values  in the  marketplace.
Opportunities  continue  to  emerge,  even in these  challenging  times,  and by adhering  to our  discipline,  we believe  we will  discover  possibilities  and prospects that will ultimately reward our investors.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                      AS OF SEPTEMBER 30, 2001
* U.S. COMMON STOCKS                                             91.9%
* FOREIGN STOCKS                                                  1.5%
* CONVERTIBLE BONDS                                               0.2%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  93.6%
* TEMPORARY CASH INVESTMENTS                                      6.4%

[pie chart]

                                                          AS OF MARCH 31, 2001
* U.S. COMMON STOCKS                                             92.7%
* FOREIGN STOCKS                                                  2.0%
* CONVERTIBLE BONDS                                               0.8%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  95.5%
* TEMPORARY CASH INVESTMENTS                                      4.5%

[pie chart]

                                               www.americancentury.com     21

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                       Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 93.4%

APPAREL & TEXTILES - 2.2%
                  725,000  Kellwood Co.                                              $      13,412,500
                  360,000  Wolverine World Wide, Inc.                                        4,838,400
                                                                                   -----------------------------------------
                                                                                            18,250,900
                                                                                   -----------------------------------------

BANKS - 4.9%
                  490,000  Bancorpsouth Inc.                                                 7,546,000
                  240,000  Commerce Bancshares, Inc.                                         9,014,400
                  124,500  Cullen/Frost Bankers, Inc.                                        3,355,275
                   79,700  Fulton Financial Corp.                                            1,784,085
                  200,000  Hibernia Corp. Cl A                                               3,270,000
                  175,000  Mid-America Bancorp                                               4,392,500
                  305,000  Sky Financial Group Inc.                                          6,081,700
                  195,000  Susquehanna Bancshares Inc.                                       4,326,075
                    7,100  Whitney Holding Corp.                                               304,377
                                                                                  -----------------------------------------
                                                                                            40,074,412
                                                                                  -----------------------------------------

CHEMICALS - 2.9%
                   65,000  Brady Corporation                                                 1,937,000
                  955,000  Georgia Gulf Corporation                                         15,346,850
                  165,000  Minerals Technologies Inc.                                        6,227,100
                                                                                  -----------------------------------------
                                                                                            23,510,950
                                                                                  -----------------------------------------

CLOTHING STORES - 1.7%
                  179,300  American Eagle Outfitters, Inc.(1)                                3,572,553
                  371,500  Buckle Inc.(1)                                                    6,129,750
                  460,000  Wilson's The Leather Experts Inc.(1)                              4,163,000
                                                                                   -----------------------------------------
                                                                                            13,865,303
                                                                                   -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 2.1%
                  500,000  Adaptec, Inc.                                                     3,937,500
                  400,000  Electronics for Imaging, Inc.(1)                                  6,508,000
                  940,000  Take-Two Interactive Software(1)                                  6,669,300
                                                                                  -----------------------------------------
                                                                                            17,114,800
                                                                                  -----------------------------------------

COMPUTER SOFTWARE - 1.6%
                  215,000  Autodesk, Inc.                                                    6,892,900
                  273,400  Rational Software Corp.(1)                                        2,369,011
                  260,000  Roxio Inc.(1)                                                     3,929,900
                   19,000  Serena Software Inc.(1)                                             221,255
                                                                                  -----------------------------------------
                                                                                            13,413,066
                                                                                  -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.7%
                  307,400  Getty Realty Corp.                                                5,533,200
                                                                                  -----------------------------------------

CONSUMER DURABLES - 1.9%
                  730,000  Griffon Corp.(1)                                                  8,906,000
                  205,000  Miller (Herman), Inc.                                             3,990,325
                   88,400  National Presto Industries, Inc.                                  2,377,960
                                                                                  -----------------------------------------
                                                                                            15,274,285
                                                                                  -----------------------------------------

Shares                                                                                         Value
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 6.0%
                  490,000  Anixter International Inc.(1)                             $       12,142,200
                  450,000  Ditech Communications Corp.(1)                                     1,887,750
                  640,000  Littelfuse, Inc.(1)                                               13,935,999
                  850,000  Measurement Specialties Inc.(1)(2)                                 8,406,500
                1,649,600  Methode Electronics, Inc.(2)                                      12,264,776
                  199,700  Ulticom Inc.(1)                                                    1,619,567
                                                                                  ------------------------------------------
                                                                                             50,256,792
                                                                                  ------------------------------------------

ELECTRICAL UTILITIES - 4.0%
                  390,000  Empire District Electric Co.                                       8,014,500
                  315,000  Sierra Pacific Resources                                           4,756,500
                  890,000  Wisconsin Energy Corp.                                            20,025,000
                                                                                  ------------------------------------------
                                                                                             32,796,000
                                                                                  ------------------------------------------

ENERGY RESERVES & PRODUCTION - 2.8%
                  607,900  Pure Resources Inc.(1)                                             9,696,005
                  885,000  Westport Resources Corp.(1)                                       13,009,500
                                                                                  ------------------------------------------
                                                                                             22,705,505
                                                                                  ------------------------------------------

FINANCIAL SERVICES - 1.3%
                  872,600  Medallion Financial Corp.(2)                                       7,216,402
                  230,000  MicroFinancial Inc.                                                3,162,500
                                                                                  ------------------------------------------
                                                                                             10,378,902
                                                                                  ------------------------------------------

FOOD & BEVERAGE - 5.9%
                  195,000  Corn Products International Inc.                                   5,602,350
                  670,000  International Multifoods Corp.                                    12,797,000
                  145,000  Lancaster Colony Corp.                                             4,046,225
                  554,900  Lance, Inc.                                                        7,280,288
                  825,600  Sensient Technologies Corp.                                       15,380,928
                  195,000  Supervalu Inc.                                                     3,944,850
                                                                                  ------------------------------------------
                                                                                             49,051,641
                                                                                  ------------------------------------------

FOREST PRODUCTS & PAPER - 4.5%
                  855,000  Caraustar Industries Inc.                                          7,964,325
                  135,000  Rayonier, Inc.                                                     5,463,450
                1,125,000  Sappi Ltd. ADR                                                     9,900,000
                1,140,000  Wausau-Mosinee Paper Corp.                                        13,338,000
                                                                                   ------------------------------------------
                                                                                             36,665,775
                                                                                   ------------------------------------------

GAS & WATER UTILITIES - 3.6%
                  498,000  AGL Resources Inc.                                                 9,945,060
                  458,500  Northwest Natural Gas Co.                                         10,724,315
                  320,000  WGL Holdings Inc.                                                  8,604,800
                                                                                   ------------------------------------------
                                                                                             29,274,175
                                                                                   ------------------------------------------

GROCERY STORES - 1.5%
                1,015,000  Casey's General Stores, Inc.                                      12,078,500
                                                                                   ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 1.1%
                  675,000  Cable Design Technologies Corp.(1)                                 7,998,750
                1,200,000  International FiberCom, Inc.(1)                                    1,422,000
                                                                                   ------------------------------------------
                                                                                              9,420,750
                                                                                   ------------------------------------------

HEAVY MACHINERY - 1.4%
                  640,000  Regal-Beloit Corp.                                                11,680,000
                                                                                   ------------------------------------------

 22         1-800-345-2021                 See Notes to Financial Statements

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 4.8%
                  510,000  Circor International Inc.                                 $        7,650,000
                  385,000  Flowserve Corp.(1)                                                 7,603,750
                  105,000  Idex Corp.                                                         2,903,250
                  685,000  Kadant Inc.(1)(2)                                                  8,836,500
                  280,000  Pentair, Inc.                                                      8,615,600
                   76,300  Tecumseh Products Cl A                                             3,467,072
                                                                                  -----------------------------------------
                                                                                             39,076,172
                                                                                  -----------------------------------------

INDUSTRIAL SERVICES - 2.0%
                  515,000  G&K Services Inc. Cl A                                            13,660,375
                  120,000  Kelly Services, Inc. Cl A                                          2,403,000
                                                                                  -----------------------------------------
                                                                                             16,063,375
                                                                                  -----------------------------------------

INFORMATION SERVICES - 3.8%
                  340,000  ADVO, Inc.(1)                                                     11,560,000
                  585,000  Pomeroy Computer Resources, Inc.(1)(2)                             7,046,325
                  385,000  Valassis Communications, Inc.(1)                                  12,285,350
                                                                                  -----------------------------------------
                                                                                             30,891,675
                                                                                  -----------------------------------------

LEISURE - 2.4%
                  480,000  Boyds Collection Ltd.(1)                                           3,960,000
                  280,000  GTECH Holdings Corp.(1)                                            9,671,200
                  216,200  Hasbro, Inc.                                                       3,026,800
                  130,000  Russ Berrie and Co., Inc.                                          3,458,000
                                                                                  -----------------------------------------
                                                                                             20,116,000
                                                                                  -----------------------------------------

LIFE & HEALTH INSURANCE - 2.5%
                  225,000  Liberty Corp. (The)                                                8,943,750
                  790,000  Phoenix Companies Inc.(1)                                         11,415,500
                                                                                  -----------------------------------------
                                                                                             20,359,250
                                                                                  -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 5.7%
                  125,000  Arrow International Inc.                                           4,696,875
                  170,000  Beckman Coulter Inc.                                               7,522,500
                   69,000  Orthofix International N.V.(1)                                     1,962,705
                  750,000  Owens & Minor Inc.                                            15,225,000
                  710,000  Sybron Dental Specialties Inc.(1)                                 13,206,000
                  231,000  Young Innovations Inc.(1)                                          4,459,455
                                                                                  -----------------------------------------
                                                                                             47,072,535
                                                                                  -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 1.0%
                  620,000  Alliance Imaging Inc.(1)                                           8,618,000
                                                                                  -----------------------------------------

MINING & METALS - 0.6%
                  330,000  Cleveland-Cliffs Inc.                                              4,752,000
                                                                                  -----------------------------------------

MOTOR VEHICLES & PARTS - 0.8%
                  190,000  Oshkosh Truck Corp.                                                6,874,200
                                                                                  -----------------------------------------

OIL SERVICES - 3.0%
                  655,000  Hydril Co.(1)                                                      9,147,075
                  890,000  NATCO Group Inc.(1)(2)                                             6,835,200
                  600,000  W-H Energy Services Inc.(1)                                        8,418,000
                                                                                  -----------------------------------------
                                                                                             24,400,275
                                                                                  -----------------------------------------

Shares/Principal Amount                                                                        Value
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.7%
                  235,000  Horace Mann Educators Corp.                              $         4,147,750
                  270,000  PMI Group, Inc. (The)                                             16,845,300
                  631,600  ProAssurance Corp.(1)                                              9,410,840
                                                                                  ------------------------------------------
                                                                                             30,403,890
                                                                                  ------------------------------------------

PUBLISHING - 1.7%
                  225,000  Banta Corp.                                                        6,270,750
                  360,000  Belo Corp. Cl A                                                    5,774,400
                  235,000  Schawk, Inc.                                                       2,314,750
                                                                                   ------------------------------------------
                                                                                             14,359,900
                                                                                   ------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.5%
                  180,000  Hospitality Properties Trust                                       4,334,400
                                                                                   ------------------------------------------

RESTAURANTS - 5.2%
                  220,000  AFC Enterprises Inc.(1)                                            4,412,100
                  185,000  Brinker International, Inc.(1)                                     4,369,700
                  455,000  Jack in the Box Inc.(1)                                           12,740,000
                  515,000  O'Charleys Inc.(1)                                                 8,842,550
                  310,000  Papa John's International, Inc.(1)                                 8,061,550
                  165,000  Wendy's International, Inc.                                        4,397,250
                                                                                   ------------------------------------------
                                                                                             42,823,150
                                                                                   ------------------------------------------

SECURITIES & ASSET MANAGEMENT - 1.2%
                  345,000  Gladstone Capital Corp.(1)                                         5,552,775
                  205,000  W.P. Stewart & Co., Ltd.                                           3,974,950
                                                                                    ------------------------------------------
                                                                                              9,527,725
                                                                                    ------------------------------------------

SEMICONDUCTOR - 2.2%
                  665,000  Avnet Inc.                                                        12,096,350
                  487,800  Electroglas, Inc.(1)                                               6,070,671
                                                                                     ------------------------------------------
                                                                                             18,167,021
                                                                                     ------------------------------------------

SPECIALTY STORES - 1.9%
                  825,000  Claire's Stores Inc.                                              10,436,250
                  120,000  Coldwater Creek Inc.(1)                                            2,196,000
                  170,000  Linens 'n Things, Inc.(1)                                          3,158,600
                                                                                     ------------------------------------------
                                                                                             15,790,850
                                                                                     ------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.3%
                  139,400  Yellow Corp.(1)                                                    2,841,669
                                                                                     ------------------------------------------

TOTAL COMMON STOCKS                                                                         767,817,043
                                                                                     ------------------------------------------
   (Cost $801,291,530)

CONVERTIBLE BONDS - 0.2%

SEMICONDUCTOR - 0.2%
               $4,889,000  Arrow Electronics Inc.,
                           4.00%, 2/21/21(3)                                                  1,983,101
                                                                                      ------------------------------------------
   (Cost $2,268,528)

See Notes to Financial Statements               www.americancentury.com     23

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                              Value
--------------------------------------------------------------------------------
================================================================================

 TEMPORARY CASH INVESTMENTS - 6.4%

    Repurchase Agreements, Credit Suisse First
       Boston, Inc., (U.S. Treasury obligations), in a
       joint trading account at 3.15%, dated 9/28/01,
       due 10/1/01 (Delivery value $39,310,316)                                       $      39,300,000

    Repurchase Agreements, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a joint
       trading account at 3.10%, dated 9/28/01,
       due 10/1/01 (Delivery value $13,403,462)                                              13,400,000
                                                                                     ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                             52,700,000
                                                                                     ------------------------------------------
   (Cost $52,700,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                       $822,500,144
                                                                                     ==========================================
  (Cost $856,260,058)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements
for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2001.)

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

 24         1-800-345-2021                  See Notes to Financial Statements

Large Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                         INVESTOR CLASS                            ADVISOR CLASS                            INSTITUTIONAL CLASS
                       (INCEPTION 7/30/99)                       (INCEPTION 10/26/00)                       (INCEPTION 8/10/01)

               LARGE    S&P       RUSSELL  S&P 500/     LARGE      S&P       RUSSELL       S&P 500/     LARGE     S&P      RUSSELL      S&P 500/
                CAP      500       1000      BARRA       CAP       500        1000         BARRA         CAP      500        1000         BARRA
               VALUE               VALUE     VALUE      VALUE                 VALUE        VALUE        VALUE                VALUE        VALUE
                                   INDEX     INDEX                            INDEX        INDEX                             INDEX        INDEX
6 MONTHS*     -2.70%    -9.69%    -6.60%    -12.51%    -2.82%    -9.69%       -6.60%      -12.51%         --        --           --          --
1 YEAR         4.99%   -26.63%    -8.91%    -16.89%       --        --           --           --          --        --           --          --
================================================================================================================================================
AVERAGE ANNUAL RETURNS
================================================================================================================================================
LIFE OF FUND   0.67%   -9.56%(1)  -3.68%(1)  -5.47%(1)  5.87%*  -26.32%*(2)  -11.10%*(2)  -18.41%*(2)  -9.42%*  -13.84%*(3)  -10.76%*(3)  14.73%*(3)

*Returns for periods less than one year are not annualized.

(1)  From 7/31/99, the date nearest the class's inception for which data are available.

(2)  From 10/31/00, the date nearest the class's inception for which data are available.

(3)  From 7/31/01, the date nearest the class's inception for which data are available.

See pages 60-62 for information about share classes, the indices, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are  provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be  more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

* From 7/30/99 to 9/30/99. Not annualized.

                                               www.americancentury.com     25

Large Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Chuck Ritter and Mark Mallon]

     An interview with Chuck Ritter and Mark Mallon,  portfolio  managers on the
Large Cap Value investment team.

HOW DID LARGE CAP VALUE PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

     In the  midst of the  volatility  and  uncertainty  plaguing  the  equities market,  Large Cap Value declined only 2.70%* for the period,  far outperforming its new  benchmark,  the Russell 1000 Value Index,  which  declined  6.60%.  The previous  benchmark,  the S&P  500/BARRA Value Index fell 12.51%,  while the
S&P 500 Index, the measure of the broader market, fell 9.69%.

WHY WAS THE FUND'S BENCHMARK CHANGED?

     Large Cap Value's original  benchmark,  the S&P  500/BARRA Value Index, reflects  the  performance  of  S&P  500  stocks  that have  characteristics associated with value-style securities.  However, the Russell 1000 Value Index's return pattern is a more consistent short-term indicator of performance of value managers.  That's  because it has a more  discerning  construction  methodology.
While both indices begin with a universe of stocks that are then assigned either to a growth or value  index,  the  Russell  uses two  variables  to  distinguish between  growth and value  stocks.  Conversely,  the BARRA  index uses only one, which can be distorted by  accounting  conventions.  This feature  allows stocks commonly  characterized as growth  securities to be included in the value index.
The Russell's higher degree of filtering allows for a cleaner  representation of a value  universe and a stronger  guideline by which to measure Large Cap Value'
performance.

THE TERRORIST ATTACKS ON AMERICA SENT SHOCKWAVES AROUND THE WORLD. PLEASE
DISCUSS HOW THESE EVENTS AFFECTED LARGE CAP VALUE AND ADDRESS YOUR STRATEGIES
FOR MANAGING THE FUND IN THEIR AFTERMATH.

     The attacks  occurred at a time when the economy was already  weakened  and the market  uncertain,  greatly  deepening  investors'  concerns about the stock market.  Though spring began with a  technology-led  rally, the good news didn't hold for long, and by July and August, anxiety quietly returned,  fueled by news of earnings  disappointments  and lowered  business  expectations for the months ahead.  Simultaneously,  major  economic  indicators  were  beginning to confirm suspicions that consumer  confidence and spending,  the last pillars of strength in the U.S. economy, had begun to falter.

     As for September 11 -- and the unsettling  events that have followed -- our response has been what we believe  you'd want and expect:  We have  continued to follow our highly  disciplined  approach of identifying solid companies that are trading at a discount.  In this climate, we think the fund could be particularly rewarded for holding the types of companies our name implies -- large, seasoned, time-tested businesses.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

WE HAVE CONTINUED TO FOLLOW OUR HIGHLY DISCIPLINED APPROACH OF IDENTIFYING
SOLID COMPANIES THAT ARE TRADING AT A DISCOUNT.

PORTFOLIO AT A GLANCE
                                                9/30/01           3/31/01
NO. OF COMPANIES                                  86                88
P/E RATIO                                        18.5              18.8
MEDIAN MARKET                                    $13.2             $11.7
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $54.5             $55.6
   MARKET CAPITALIZATION                        BILLION           BILLION
DIVIDEND YIELD                                   2.06%             2.23%
PORTFOLIO TURNOVER                              18%(1)            55%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.90%(3)            0.90%

(1)    Six months ended 9/30/01.

(2)    Year ended 3/31/01.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 62-63.

 26     1-800-345-2021

Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHICH SECTORS OR SECURITIES PERFORMED WELL DURING THE PERIOD?

     Firms in the financial sector, which have long been gratifying  investments for the fund, were among our largest and most profitable holdings.  We built our exposure in 1999 and 2000,  when rising  interest rates  pressured  economically sensitive  financial  stocks,  allowing  us to buy  solid  fundamentals  at good values.  Later, when the Federal Reserve began cutting short-term interest rates to help  revive a  stalling  economy,  banks and other  lenders  were  poised to benefit from wider profit margins.

     As we watched the economy  deteriorate  during the period, we increased our existing  stakes in selected  financial  services  firms -- companies we thought could consistently produce earnings,  even in difficult times. One strong choice from this group was H&R Block. This well-known firm has greater immunity to economic  downturns  because  professional  assistance with the  increasingly complicated  income tax laws is always in demand.  In fact, the recent revisions to the income tax code,  and those  still  making  their way  through  Congress, raised investor optimism about its future earnings.

     Another rewarding choice,  this time from the consumer  non-cyclical  area, was Albertson's Inc. An excellent example of our discipline at work, Albertson's is a grocery-store  chain that had difficulty  integrating a recent acquisition.
The  resulting  decline in its stock price  allowed us to build a position at an attractive  discount.  New  management  raised  optimism that  operations  would improve and the integration would be successfully completed. That, combined with the company's relative earnings stability, contributed to the stock's subsequent recovery, and we sold the position.

     The insurance industry yielded one of the fund's top-contributing stocks at a time when insurance  companies were  struggling,  first with falling  premiums earlier in the period and, later,  with rising payments on claims in the wake of the terrorist attacks. AON Corporation is an insurance broker whose earnings are driven by  premium-based  commissions  on  insurance  policies  it sells.  While insurance  companies have been negatively  affected by the influx of claims from the attacks, they are raising rates in response. AON's revenues should rise with the  general  move up in  insurance  premiums,  and we are  maintaining  a small position.

WHICH OTHER INDUSTRIES OR STOCKS HELPED PERFORMANCE?

     Defense contractor  Raytheon Co., a long-time holding,  also fared well. We purchased this stock when the company was struggling with financial controls and government  contracts  that weren't as profitable as  anticipated.  However,  we believe  Raytheon  is well  positioned  to  benefit  from  increases  in defense spending that are likely in the aftermath of the terrorist strikes.

WERE THERE DISAPPOINTMENTS DURING THE PERIOD?

     Though Large Cap Value held no airline stocks, which were hard hit following the terrorist attacks, we did

[right margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            9/30/01             3/31/01
EXXON MOBIL CORP.                            4.7%                4.5%
CITIGROUP INC.                               3.6%                3.7%
VERIZON
     COMMUNICATIONS                          2.9%                2.8%
BANK OF AMERICA CORP.                        2.3%                1.9%
FANNIE MAE                                   2.3%                1.9%
PHILIP MORRIS
     COMPANIES INC.                          2.2%                2.2%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                     2.2%                1.9%
ALLSTATE CORP.                               2.1%                1.6%
FPL GROUP, INC.                              2.1%                1.5%
COMPUTER ASSOCIATES
     INTERNATIONAL, INC.                     1.7%                1.9%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                            9/30/01            3/31/01
BANKS                                        12.4%              11.5%
ENERGY RESERVES
     & PRODUCTION                         9.0%               9.3%
FINANCIAL SERVICES                            6.5%               6.5%
TELEPHONE                                     5.5%               5.0%
DEFENSE/AEROSPACE                             4.3%               1.9%

                                          www.americancentury.com         27

Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     own Boeing,  the  premiere  maker of aircraft and the  second-largest  U.S.
defense  contractor.  Because  air travel  fell in the days and weeks  following
September  11, orders for new aircraft are likely to decline and cut deeply into the company's top and bottom lines.

     Developments   in  the  technology   sector  also  weighed  on  the  fund's
performance.  The surprise  announcement  of the merger of Compaq Computer Corp.
and  Hewlett-Packard  Co.,  both of which the fund owns,  has  restrained  stock performance  for these  companies  for  several  reasons.  First,  Hewlett,  the acquiring  firm,  is not  paying a premium  for  Compaq,  leading  investors  to speculate  that  Compaq's  position  in the  industry  is  weaker  than they had previously believed.

     Second,  though there is good strategic  rationale for combining  companies whose  strengths  complement  each other -- Compaq's  focus is in computers  and high-end  equipment  such as servers and  Hewlett's  is in imaging and  printing systems --management faces substantial execution issues in bringing together the two firms.  While we recognize  the immense  challenges  of proper  execution in integrating  these firms, we think that current market prices do not reflect the substantial value of both enterprises.

WHAT IS YOUR VIEW OF THE MONTHS AHEAD?

     As long as  confidence  in the economy and the equity  market  remains low, we're likely to continue seeing pronounced volatility. However, the stock market is a discounting mechanism -- that is, it tends to discount what's happening now in favor of what will be happening in the future.  Once the stock market is done discounting the worst, we look forward to better returns in the days ahead.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                      AS OF SEPTEMBER 30, 2001
* U.S. COMMON STOCKS                                             93.2%
* FOREIGN STOCKS                                                  2.2%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  95.4%
* TEMPORARY CASH INVESTMENTS                                      4.6%

[pie chart]

                                                          AS OF MARCH 31, 2001
* U.S. COMMON STOCKS                                             90.0%
* FOREIGN STOCKS                                                  5.9%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  95.9%
* TEMPORARY CASH INVESTMENTS                                      4.1%

 28     1-800-345-2021

Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                        Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 95.4%

APPAREL & TEXTILES - 1.4%
                    5,500  Liz Claiborne, Inc.                                      $          207,350
                   14,300  VF Corp.                                                            418,561
                                                                                   -----------------------------------------
                                                                                               625,911
                                                                                   -----------------------------------------

BANKS - 12.4%
                   17,800  Bank of America Corp.                                             1,039,520
                   18,300  Bank One Corp.                                                      575,901
                   40,266  Citigroup Inc.                                                    1,630,773
                   16,500  Fleet Boston Financial Corp.                                        598,125
                   14,900  KeyCorp                                                             359,686
                   11,400  National City Corp.                                                 341,430
                   25,869  U.S. Bancorp                                                        573,774
                   17,700  Wachovia Corp.                                                      548,700
                                                                                   -----------------------------------------
                                                                                             5,667,909
                                                                                   -----------------------------------------

CHEMICALS - 2.2%
                    6,100  FMC Corp.(1)                                                        298,839
                   10,700  Praxair, Inc.                                                       449,400
                   10,600  Sherwin-Williams Co.                                                235,532
                                                                                   -----------------------------------------
                                                                                               983,771
                                                                                   -----------------------------------------

CLOTHING STORES - 0.5%
                   22,500  Limited, Inc. (The)                                                 213,750
                                                                                   -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 2.8%
                   50,500  Compaq Computer Corp.                                               419,655
                   19,100  Hewlett-Packard Co.                                                 307,510
                    6,000  International Business Machines Corp.                               553,800
                                                                                  -----------------------------------------
                                                                                             1,280,965
                                                                                  -----------------------------------------

COMPUTER SOFTWARE - 2.4%
                   29,900  Computer Associates International, Inc.                             769,626
                   25,300  Oracle Corp.(1)                                                     318,401
                                                                                   -----------------------------------------
                                                                                             1,088,027
                                                                                   -----------------------------------------

CONSUMER DURABLES - 1.8%
                    9,800  Black & Decker Corporation                                      305,760
                   10,700  Snap-on Inc.                                                        238,931
                    5,200  Whirlpool Corp.                                                     287,820
                                                                                   -----------------------------------------
                                                                                               832,511
                                                                                   -----------------------------------------

DEFENSE/AEROSPACE - 4.3%
                   14,400  Boeing Co.                                                          482,400
                   20,000  Honeywell Inc.                                                      528,000
                    8,200  ITT Industries, Inc.                                                367,360
                   10,000  Raytheon Company                                                    347,500
                    7,600  TRW Inc.                                                            226,632
                                                                                   -----------------------------------------
                                                                                             1,951,892
                                                                                   -----------------------------------------

Shares                                                                                          Value
-------------------------------------------------------------------------------

DEPARTMENT STORES - 2.1%
                   34,300  Kmart Corp.(1)                                           $           239,757
                   10,900  May Department Stores Co. (The)                                      316,318
                   12,000  Sears, Roebuck & Co.                                             415,680
                                                                                   ------------------------------------------
                                                                                                971,755
                                                                                   ------------------------------------------

DRUGS - 2.3%
                    4,900  Bristol-Myers Squibb Co.                                             272,244
                   11,500  Merck & Co., Inc.                                                765,900
                                                                                   ------------------------------------------
                                                                                              1,038,144
                                                                                   ------------------------------------------

ELECTRICAL EQUIPMENT - 0.7%
                   10,000  Dover Corp.                                                          301,100
                                                                                   ------------------------------------------

ELECTRICAL UTILITIES - 4.1%
                    9,100  DTE Energy Company                                                   391,755
                   18,000  FPL Group, Inc.                                                      963,900
                   10,700  TXU Corp.                                                            495,624
                                                                                   ------------------------------------------
                                                                                              1,851,279
                                                                                   ------------------------------------------

ENERGY RESERVES & PRODUCTION - 9.0%
                   54,136  Exxon Mobil Corp.                                                  2,132,958
                   19,500  Occidental Petroleum Corp.                                           474,630
                    8,880  Phillips Petroleum Co.                                               478,987
                   19,519  Royal Dutch Petroleum Co.
                              New York Shares                                                   980,830
                                                                                  ------------------------------------------
                                                                                              4,067,405
                                                                                  ------------------------------------------

ENVIRONMENTAL SERVICES - 1.0%
                   16,900  Waste Management, Inc.                                               451,906
                                                                                  ------------------------------------------

FINANCIAL SERVICES - 6.5%
                   10,100  AON Corp.                                                            424,200
                    7,600  Block (H & R), Inc.                                              293,056
                   12,800  Fannie Mae                                                         1,024,768
                    8,700  Household International, Inc.                                        490,506
                    7,050  MBIA Inc.                                                            352,500
                    5,500  MGIC Investment Corp.                                                359,370
                                                                                  ------------------------------------------
                                                                                              2,944,400
                                                                                  ------------------------------------------

FOOD & BEVERAGE - 1.7%
                   20,000  ConAgra, Inc.                                                        449,000
                    8,000  Heinz (H.J.) Co.                                                     337,200
                                                                                  ------------------------------------------
                                                                                                786,200
                                                                                  ------------------------------------------

FOREST PRODUCTS & PAPER - 0.5%
                    6,800  International Paper Co.                                              236,640
                                                                                  ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.7%
                    7,100  Emerson Electric Co.                                                 334,126
                                                                                  ------------------------------------------

HOME PRODUCTS - 0.6%
                    8,300  Fortune Brands, Inc.                                                 278,050
                                                                                  ------------------------------------------

INDUSTRIAL PARTS - 0.8%
                   10,000  Parker-Hannifin Corp.                                                344,500
                                                                                  ------------------------------------------

See Notes to Financial Statements              www.americancentury.com     29

Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

INFORMATION SERVICES - 1.7%
                    8,800  Computer Sciences Corp.(1)                             $           291,896
                    8,500  Electronic Data Systems Corp.                                       489,430
                                                                                    -----------------------------------------
                                                                                               781,326
                                                                                    -----------------------------------------

INVESTMENT TRUSTS - 4.7%
                   20,300  Standard and Poor's 500
                              Depositary Receipt                                             2,120,132
                                                                                   -----------------------------------------

LEISURE - 1.5%
                   13,600  Eastman Kodak Co.                                                   442,408
                   14,054  Mattel, Inc.(1)                                                     220,086
                                                                                   -----------------------------------------
                                                                                               662,494
                                                                                   -----------------------------------------

LIFE & HEALTH INSURANCE - 1.8%
                    5,700  CIGNA Corp.                                                         472,815
                    8,400  Torchmark Corp.                                                     327,600
                                                                                   -----------------------------------------
                                                                                               800,415
                                                                                   -----------------------------------------

MEDIA - 0.5%
                   13,100  Disney (Walt) Co.                                                   243,922
                                                                                   -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 1.9%
                   10,600  Becton Dickinson & Co.                                          392,200
                   12,100  Guidant Corp.(1)                                                    465,850
                                                                                   -----------------------------------------
                                                                                               858,050
                                                                                   -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.7%
                    7,600  HCA Inc.                                                            336,756
                                                                                   -----------------------------------------

MINING & METALS - 0.5%
                    5,700  Nucor Corp.                                                         226,290
                                                                                   -----------------------------------------

MOTOR VEHICLES & PARTS - 2.0%
                   26,365  Ford Motor Co.                                                      457,433
                   10,300  General Motors Corp.                                                441,870
                                                                                   -----------------------------------------
                                                                                               899,303
                                                                                   -----------------------------------------

OIL REFINING - 2.3%
                    5,700  Chevron Corp.                                                       483,075
                   22,200  Conoco Inc. Cl A                                                    564,546
                                                                                   -----------------------------------------
                                                                                             1,047,621
                                                                                   -----------------------------------------

OIL SERVICES - 0.5%
                    9,000  Transocean Sedco Forex, Inc.                                        237,600
                                                                                   -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.2%
                   26,000  Allstate Corp.                                                      971,100
                   10,400  Loews Corp.                                                         481,312
                                                                                  -----------------------------------------
                                                                                             1,452,412
                                                                                  -----------------------------------------

PUBLISHING - 1.8%
                   10,100  American Greetings Corp. Cl A                                       133,724
                    7,300  Deluxe Corp.                                                        252,142
                    7,500  Gannett Co., Inc.                                                   450,825
                                                                                  -----------------------------------------
                                                                                               836,691
                                                                                  -----------------------------------------

RAILROADS - 0.8%
                   13,500  Burlington Northern Santa Fe Corp.                                   361,125
                                                                                  -----------------------------------------

Shares/Principal Amount                                                                         Value
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.8%
                    6,100  Equity Residential Properties Trust                     $            356,240
                                                                                  ------------------------------------------

RESTAURANTS - 1.4%
                   22,900  McDonald's Corp.                                                     621,506
                                                                                  ------------------------------------------

SECURITIES & ASSET MANAGEMENT - 1.8%
                    8,800  Merrill Lynch & Co., Inc.                                        357,280
                   10,000  Morgan Stanley Dean Witter & Co.                                 463,500
                                                                                  ------------------------------------------
                                                                                                820,780
                                                                                  ------------------------------------------

SPECIALTY STORES - 0.8%
                   15,000  RadioShack Corp.                                                     363,750
                                                                                  ------------------------------------------

TELEPHONE - 5.5%
                   33,300  AT&T Corp.                                                       642,690
                   21,300  Sprint Corp.                                                         511,413
                   24,394  Verizon Communications                                             1,319,959
                                                                                   ------------------------------------------
                                                                                              2,474,062
                                                                                   ------------------------------------------

THRIFTS - 1.2%
                   14,000  Washington Mutual, Inc.                                              538,720
                                                                                   ------------------------------------------

TOBACCO - 2.2%
                   20,600  Philip Morris Companies Inc.                                         994,774
                                                                                   ------------------------------------------

TOTAL COMMON STOCKS                                                                          43,284,210
                                                                                   ------------------------------------------
   (Cost $45,280,193)

TEMPORARY CASH INVESTMENTS - 4.6%
               $2,100,000  FHLB Discount Notes,
                              3.15%, 10/1/01(2)                                               2,100,000
                                                                                   ------------------------------------------
   (Cost $2,100,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                        $45,384,210
                                                                                   ==========================================
   (Cost $47,380,193)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.

 30         1-800-345-2021                  See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                                   VALUE             EQUITY INCOME
ASSETS

Investment securities - unaffiliated, at value (identified cost of $1,941,255,772
  and $715,070,790, respectively) (Note 3) .................................................. $1,936,152,177         $730,944,455
Investment securities - affiliated, at value (identified cost of $52,466,567 ................
  and $0, respectively) (Note 3 and 5) ......................................................     53,243,972                   --
Cash. .......................................................................................             --           12,541,167
Foreign currency holdings, at value (identified cost of $0 and $3,764,746, respectively)                  --            3,782,555
Receivable for investments sold .............................................................     93,008,462           53,980,129
Receivable for forward foreign currency exchange contracts ..................................        209,460               25,744
Receivable for capital shares sold ..........................................................        633,021            4,539,856
Receivable for variation margin on futures contracts ........................................      1,069,990              356,671
Dividends and interest receivable ...........................................................      1,771,531            2,956,269
                                                                                           ------------------      -----------------
                                                                                               2,086,088,613          809,126,846
                                                                                           ------------------      -----------------

LIABILITIES

Disbursements in excess of demand deposit cash .............................................      28,733,961                   --
Payable for investments purchased ...........................................................     99,332,888           63,224,467
Accrued management fees (Note 2) ............................................................      1,622,754              595,342
Distribution fees payable (Note 2) ..........................................................         28,295                9,095
Service fees payable (Note 2) ...............................................................         28,153                9,049
Dividends payable ...........................................................................        256,925              333,134
Payable for directors' fees and expenses (Note 2) ...........................................            932                  333
Accrued expenses and other liabilities ......................................................          1,457                  233
                                                                                           ------------------      -----------------
                                                                                                 130,005,365           64,171,653
                                                                                           ------------------      -----------------
Net Assets .................................................................................. $1,956,083,248         $744,955,193
                                                                                           ==================      =================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ..................................................... $1,989,101,579         $734,168,674
Undistributed net investment income .........................................................        109,313              330,501
Accumulated net realized loss on investment and foreign currency transactions ...............    (29,358,339)         (5,562,392)
Net unrealized appreciation (depreciation) on investments and translation of assets and
liabilities in foreign currencies (Note 3) ..................................................     (3,769,305)          16,018,410
                                                                                           ------------------      -----------------
                                                                                               $1,956,083,248         $744,955,193
                                                                                           ==================      =================

Investor Class, $0.01 Par Value
Net assets .................................................................................. $1,616,463,492         $648,036,049
Shares outstanding ..........................................................................    257,245,094           98,188,193
Net asset value per share ...................................................................          $6.28                $6.60

Advisor Class, $0.01 Par Value
Net assets ..................................................................................   $133,868,674          $43,724,575
Shares outstanding ..........................................................................     21,306,523            6,625,128
Net asset value per share ...................................................................          $6.28                $6.60

Institutional Class, $0.01 Par Value
Net assets ..................................................................................   $205,313,233          $53,082,454
Shares outstanding ..........................................................................     32,653,123            8,039,957
Net asset value per share ...................................................................          $6.29                $6.60

C Class, $0.01 Par Value
Net assets ..................................................................................        $437,849            $112,115
Shares outstanding ..........................................................................          69,686              16,989
Net asset value per share ...................................................................           $6.28               $6.60

See Notes to Financial Statements

See Glossary for a Definition of the Table      www.americancentury.com     31

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                             SMALL CAP VALUE       LARGE CAP VALUE

ASSETS

Investment securities - unaffiliated, at value (identified cost of $798,512,089
  and $47,380,193, respectively) (Note 3) ..................................................... $771,894,441          $45,384,210
Investment securities - affiliated, at value (identified cost of $57,747,969,
  and $0, respectively) (Note 3 and 5) ........................................................   50,605,703                   --
Cash ..........................................................................................    2,857,637              495,699
Receivable for investments sold ...............................................................    8,081,158              211,848
Receivable for capital shares sold ............................................................    2,924,499              117,774
Dividends and interest receivable .............................................................      693,896               81,998
                                                                                           ------------------      -----------------
                                                                                                 837,057,334           46,291,529
                                                                                           ------------------      -----------------

LIABILITIES

Payable for investments purchased ............................................................... 31,154,248              493,491
Accrued management fees (Note 2) ................................................................    871,673               32,240
Distribution fees payable (Note 2) ..............................................................     13,883                   25
Service fees payable (Note 2) ...................................................................     13,174                   25
Dividends payable ...............................................................................         --               30,907
Payable for directors' fees and expenses (Note 2) ...............................................        398                   18
Accrued expenses and other liabilities ..........................................................         38                   25
                                                                                           ------------------      -----------------
                                                                                                  32,053,414              556,731
                                                                                           ------------------      -----------------
Net Assets .................................................................................... $805,003,920          $45,734,798
                                                                                           ==================      =================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....................................................... $825,112,097          $47,852,605
Undistributed net investment income ...........................................................      702,256               27,724
Accumulated undistributed net realized gain (loss) on investments .............................   12,949,481            (149,548)
Net unrealized depreciation on investments and translation of assets and liabilities (Note 3) .   (33,759,914)        (1,995,983)
                                                                                           ------------------      -----------------
                                                                                                $805,003,920          $45,734,798
                                                                                           ==================      =================

Investor Class, $0.01 Par Value
Net assets .................................................................................... $715,452,382          $45,396,360
Shares outstanding ............................................................................  102,665,460            9,237,654
Net asset value per share .....................................................................        $6.97                $4.91

Advisor Class, $0.01 Par Value
Net assets ....................................................................................  $58,249,225             $119,999
Shares outstanding ............................................................................    8,360,290               24,420
Net asset value per share .....................................................................        $6.97                $4.91

Institutional Class, $0.01 Par Value
Net assets ....................................................................................  $29,552,404             $218,439
Shares outstanding ............................................................................    4,235,517               44,460
Net asset value per share .....................................................................        $6.98                $4.91

C Class, $0.01 Par Value
Net assets ....................................................................................   $1,749,909                  N/A
Shares outstanding ............................................................................      251,752                  N/A
Net asset value per share .....................................................................        $6.95                  N/A

                                                                                                  See Notes to Financial Statements
                                                                                          See Glossary for a Definition of the Table
 32         1-800-345-2021

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                                 VALUE            EQUITY INCOME

INVESTMENT INCOME

Income:

Dividends (including $45,600 from affiliates (Note 5) for Value,
  and net of foreign taxes withheld of $390,124 and $122,072, respectively) .............       $19,910,501       $   8,782,146
Interest ................................................................................         4,057,394           3,844,670
                                                                                           ------------------      -----------------
                                                                                                 23,967,895          12,626,816
                                                                                           ------------------      -----------------

Expenses: (Note 2)

Management fees .........................................................................         9,831,654           3,175,145
Distribution fees:
  Advisor Class .........................................................................           157,307              43,293
  C Class ...............................................................................               477                 125
Service fees:
  Advisor Class .........................................................................           157,307              43,293
  C Class ...............................................................................               159                  42
Directors' fees and expenses ............................................................            15,339               4,691
                                                                                           ------------------      -----------------
 ........................................................................................        10,162,243           3,266,589
                                                                                           ------------------      -----------------

Net investment income ...................................................................        13,805,652           9,360,227
                                                                                           ------------------      -----------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain (loss) on:
Investment transactions (including $8,363,786 from affiliates (Note 5), for Value)               69,162,257          12,317,845
Foreign currency transactions                                                                      (559,816)           (73,507)
                                                                                           ------------------      -----------------
                                                                                                 68,602,441          12,244,338
                                                                                           ------------------      -----------------

Change in net unrealized appreciation (depreciation) on:
Investments                                                                                     (79,936,108)       (10,850,449)
Translation of assets and liabilities in foreign currencies                                         209,460              43,553
                                                                                           ------------------      -----------------
                                                                                                (79,726,648)       (10,806,896)
                                                                                           ------------------      -----------------

Net realized and unrealized gain (loss)                                                         (11,124,207)          1,437,442
                                                                                           ------------------      -----------------
Net Increase in Net Assets Resulting from Operations                                           $   2,681,445        $10,797,669
                                                                                           ==================      =================

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     33

Statement of Operations
--------------------------------------------------------------------------------

                                                                    (Continued)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                             SMALL CAP VALUE      LARGE CAP VALUE

INVESTMENT INCOME

Income:
Dividends (including $192,035 from affiliates (Note 5) for Small Cap Value,
  and net of foreign taxes withheld of $0, and $2,256, respectively) ..........               $   4,061,059       $    335,558
Interest ......................................................................                   1,182,921              47,956
                                                                                           ------------------      -----------------
                                                                                                  5,243,980             383,514
                                                                                           ------------------      -----------------

Expenses: (Note 2)

Management fees ...............................................................                   3,777,294             147,109
Distribution fees:
  Advisor Class ...............................................................                      52,816                 160
  C Class .....................................................................                       2,376                  --
Service fees:
  Advisor Class ...............................................................                      52,816                 160
  C Class .....................................................................                         792                  --
Directors' fees and expenses ..................................................                       4,616                 213
                                                                                           ------------------      -----------------
                                                                                                  3,890,710             147,642
                                                                                           ------------------      -----------------

Net investment income .........................................................                   1,353,270             235,872
                                                                                           ------------------      -----------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain on investment transactions (including $585,975
  from affiliates (Note 5), for Small Cap Value) ..............................                   9,514,825              16,164
                                                                                           ------------------      -----------------

Change in net unrealized depreciation on investments ..........................                 (46,153,823)        (2,591,130)
                                                                                           ------------------      -----------------

Net realized and unrealized loss .............................................                  (36,638,998)        (2,574,966)
                                                                                           ------------------      -----------------
Net Decrease in Net Assets Resulting from Operations .........................                 $(35,285,728)       $(2,339,094)
                                                                                           ==================      ==================

                                                                                                  See Notes to Financial Statements

 34         1-800-345-2021                                                                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MARCH 31, 2001

Increase in Net Assets

                                                                   VALUE                                 EQUITY INCOME
                                                    SEPT. 30, 2001       MARCH 31, 2001      SEPT. 30, 2001      MARCH 31, 2001

OPERATIONS

Net investment income ........................... $    13,805,652      $    27,953,495       $   9,360,227      $    11,430,271
Net realized gain ...............................      68,602,441           89,154,525          12,244,338            9,570,510
Change in net unrealized appreciation ...........     (79,726,648)         151,494,167         (10,806,896)          44,884,395
                                                 ------------------   -----------------   ------------------   ---------------------
Net increase in net assets resulting
  from operations ...............................       2,681,445          268,602,187          10,797,669           65,885,176
                                                 ------------------   -----------------   ------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ................................     (11,547,971)         (24,112,107)         (8,492,081)        (10,112,059)
  Advisor Class .................................        (740,948)          (1,122,754)           (476,831)           (599,193)
  Institutional Class ...........................      (1,666,570)          (2,561,456)           (499,062)           (481,009)
  C Class .......................................            (506)                  --                (393)                 --
                                                 ------------------   -----------------   ------------------   ---------------------
Decrease in net assets from distributions .......     (13,955,995)         (27,796,317)         (9,468,367)        (11,192,261)
                                                 ------------------   -----------------   ------------------   ---------------------

CAPITAL SHARE TRANSACTIONS  (NOTE 4)

Net increase in net assets from
  capital share transactions ....................     145,900,918           35,479,630         229,182,876          143,061,180
                                                 ------------------   -----------------   ------------------   ---------------------
Net increase in net assets ......................     134,626,368          276,285,500         230,512,178          197,754,095

NET ASSETS

Beginning of period .............................   1,821,456,880        1,545,171,380         514,443,015          316,688,920
                                                 ------------------   -----------------   ------------------   ---------------------
End of period ...................................  $1,956,083,248       $1,821,456,880        $744,955,193         $514,443,015
                                                 ==================   =================   ==================   =====================
Undistributed net investment income .............        $109,313             $259,656            $330,501             $438,641
                                                 ==================   =================   ==================   =====================

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     35

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MARCH 31, 2001

                                                              SMALL CAP VALUE                        LARGE CAP VALUE

Increase in Net Assets

                                                   SEPT. 30, 2001       MARCH 31, 2001      SEPT. 30, 2001       MARCH 31, 2001

OPERATIONS

Net investment income ............................ $    1,353,270        $     950,324        $    235,872        $     238,541
Net realized gain (loss) .........................      9,514,825            6,623,119              16,164            (112,578)
Change in net unrealized appreciation ............    (46,153,823)          11,824,005          (2,591,130)           1,454,752
                                                 ------------------   -----------------   ------------------   ---------------------
Net increase (decrease) in net assets
  resulting from operations ......................    (35,285,728)          19,397,448          (2,339,094)           1,580,715
                                                 ------------------   -----------------   ------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class .................................       (635,286)            (818,407)           (220,196)           (224,757)
  Advisor Class ..................................        (16,493)             (54,711)               (684)               (685)
  Institutional Class ............................        (24,513)             (55,853)               (784)                  --
  C Class ........................................           (180)                  --                  --                   --
From net realized gains:
  Investor Class .................................             --           (2,360,869)                 --                   --
  Advisor Class ..................................             --             (291,687)                 --                   --
  Institutional Class ............................             --             (174,515)                 --                   --
  C Class ........................................             --                   --                  --                   --
                                                 ------------------   -----------------   ------------------   ---------------------
Decrease in net assets from distributions ........       (676,472)          (3,756,042)           (221,664)           (225,442)
                                                 ------------------   -----------------   ------------------   ---------------------

CAPITAL SHARE TRANSACTIONS  (NOTE 4)

Net increase in net assets from
  capital share transactions ....................     586,255,589          218,928,801          28,826,539            5,442,765
                                                 ------------------   -----------------   ------------------   ---------------------
Net increase in net assets ......................     550,293,389          234,570,207          26,265,781            6,798,038
NET ASSETS
Beginning of period .............................     254,710,531           20,140,324          19,469,017           12,670,979
                                                 ------------------   -----------------   ------------------   ---------------------
End of period ...................................    $805,003,920         $254,710,531         $45,734,798          $19,469,017
                                                 ==================   =================   ==================   =====================
Undistributed net investment income .............        $702,256              $25,458             $27,724              $13,516
                                                 ==================   =================   ==================   =====================

                                                                                                  See Notes to Financial Statements

 36         1-800-345-2021         See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation)
is  registered  under the  Investment  Company  Act of 1940 (the 1940 Act) as an
open-end management investment company.  Value Fund (Value),  Equity Income Fund
(Equity  Income),  Small Cap Value Fund (Small Cap  Value),  and Large Cap Value
Fund  (Large Cap  Value)  (the  funds) are four funds in a series  issued by the corporation.  The funds are  diversified  under  the 1940  Act.  The  investment objective  of Value,  Small Cap Value and Large Cap Value is  long-term  capital growth.  The  production of income is a secondary  objective.  Value,  Small Cap
Value  and Large  Cap  Value  seek to  achieve  their  investment  objective  by primarily  investing in equity securities of companies that management  believes to be undervalued at the time of purchase.  Small Cap Value invests in companies with smaller  market  capitalization,  Value invests in companies with medium to large  market  capitalization,  and Large Cap Value  invests in  companies  with larger market  capitalization.  The investment objective of Equity Income is the production of current income  through  investments  in  income-producing  equity securities.  Capital  appreciation  is  a  secondary  objective.  The  following significant  accounting  policies are in accordance with  accounting  principles generally  accepted in the United States of America.  These policies may require the use of estimates by fund management.

     MULTIPLE  CLASS -- Value,  Equity  Income,  Small Cap Value,  and Large Cap
Value are  authorized  to issue the  following  classes of shares:  the Investor
Class,  the Advisor Class, the  Institutional  Class, and the C Class. The share classes  differ  principally  in  their  respective  shareholder  servicing  and distribution  expenses and  arrangements.  All shares of each fund  represent an equal pro rata interest in the assets of the class to which such shares  belong, and have identical voting,  dividend,  liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters  affecting only individual  classes.  Sale of the  Institutional
Class  commenced  on August 10,  2001 for Large Cap  Value.  Sale of the C Class
commenced on June 4, 2001,  July 13, 2001, and June 1, 2001,  for Value,  Equity
Income, and Small Cap Value, respectively. Sale of the C Class had not commenced for Large Cap Value as of September 30, 2001.

     SECURITY   VALUATIONS  --  Securities   traded  primarily  on  a  principal
securities  exchange are valued at the last reported sales price, or at the mean of the  latest bid and asked  prices  where no last  sales  price is  available.
Securities traded  over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price,  depending on local  convention or regulation.  Debt securities not traded on a  principal  securities  exchange  are  valued  through a  commercial pricing  service or at the mean of the most  recent bid and asked  prices.  When valuations  are not readily  available,  securities  are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY  TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified  cost basis, which is also used for federal income tax purposes.

     INVESTMENT  INCOME -- Dividend  income less foreign taxes withheld (if any)
is  recorded  as of the  ex-dividend  date.  Interest  income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN  CURRENCY  TRANSACTIONS  -- All  assets and  liabilities  initially expressed in foreign  currencies are translated into U.S.  dollars at prevailing exchange  rates at period end.  Purchases  and sales of  investment  securities, dividend and interest  income,  and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.  For assets and  liabilities,  other  than  investments  in  securities,  net  realized  and unrealized  gains and  losses  from  foreign  currency  translations  arise from changes in currency exchange rates.

     Net realized  and  unrealized  foreign  currency  exchange  gains or losses occurring during the holding period of investment  securities are a component of realized gain (loss) on investments and unrealized  appreciation  (depreciation)
on investments, respectively.

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS -- The funds may enter into forward  foreign  currency  exchange  contracts to  facilitate  transactions  of securities  denominated in a foreign currency or to hedge the funds' exposure to foreign  currency  exchange  rate  fluctuations.  The net U.S.  dollar  value of foreign  currency  underlying all contractual  commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing  exchange rates. The funds bear the risk of an unfavorable  change in
the  foreign   currency   exchange  rate   underlying   the  forward   contract.
Additionally,  losses may arise if the  counterparties  do not perform under the contract terms.

     FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions.  One of the risks of entering into futures  contracts is the possibility that the change in value of the  contract  may not  correlate  with the  changes in value of the underlying  securities.  Upon  entering  into a futures  contract,  each fund is required to deposit  either cash or  securities  in an amount equal to a certain
percentage  of  the  contract  value  (initial  margin).   Subsequent   payments
(variation  margin)  are made or  received  daily,  in cash,  by the funds.  The variation  margin is equal to the  daily  change  in the  contract  value and is recorded as unrealized gains and losses.  The funds recognize a realized gain or loss when the contract is closed or expires.  Net realized and unrealized  gains or losses  occurring  during  the  holding  period of  futures  contracts  are a component of realized gain (loss) on  investments  and  unrealized  appreciation
(depreciation) on investments, respectively.

     REPURCHASE  AGREEMENTS  -- The funds may enter into  repurchase  agreements
with  institutions  that  the  funds'  investment   manager,   American  Century
Investment Management,  Inc. (ACIM), has determined are creditworthy pursuant to criteria  adopted  by the  Board of  Directors.  Each  repurchase  agreement  is recorded  at cost.  Each  fund  requires  that the  collateral,  represented  by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each

                                              www.americancentury.com      37

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     fund to  obtain  those  securities  in the  event of a  default  under  the
repurchase   agreement.   ACIM  monitors,  on  a  daily  basis,  the  securities
transferred to ensure the value,  including accrued interest,  of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT -- Pursuant  to an  Exemptive  Order  issued by the
Securities  and  Exchange  Commission,  each fund,  along with other  registered investment  companies  having  management  agreements  with ACIM,  may  transfer uninvested  cash  balances  into a joint  trading  account.  These  balances are invested in one or more repurchase  agreements that are  collateralized  by U.S.
Treasury or Agency obligations.

     INCOME  TAX  STATUS  -- It is the  funds'  policy  to  distribute  all  net investment  income  and net  realized  gains to  shareholders  and to  otherwise qualify as a regulated  investment  company under the provisions of the Internal
Revenue  Code.  Accordingly,  no  provision  has been made for  federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date.  Distributions  from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

     The  character of  distributions  made during the year from net  investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences  reflect the differing character of  certain  income  items and net  realized  gains  and  losses  for  financial statement  and tax purposes  and may result in  reclassification  among  certain capital accounts.

     At  March  31,  2001,  Value,  Equity  Income,  and  Large  Cap  Value  had
accumulated net realized capital loss carryovers of $50,151,092, $3,115,873, and
$11,154,  respectively  (expiring  in 2008  through 2009 for Large Cap Value and
2009 for Value and Equity  Income),  which may be used to offset future  taxable gains for federal income tax purposes.

     For the five month period ended March 31, 2001,  Equity  Income,  Small Cap
Value and Large Cap Value incurred net capital  losses of $6,222,504,  $841,352, and  $103,499,  respectively.  The funds have  elected  to treat such  losses as having  been  incurred  in the  following  fiscal  year for  federal  income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

     MANAGEMENT FEES -- The corporation has entered into a Management  Agreement with ACIM,  under which ACIM  provides  the funds with  investment  advisory and management services in exchange for a single,  unified management fee per class.
The  Agreement  provides  that  all  expenses  of the  funds,  except  brokerage commissions,  taxes, interest,  fees and expenses of those directors who are not considered  "interested  persons" as defined in the 1940 Act (including  counsel fees)  and  extraordinary  expenses,  will be paid by ACIM.  The fee for  Value,
Equity  Income and Small Cap Value is computed  daily and paid monthly  based on each fund's class average  daily  closing net assets during the previous  month.
The fee for Large Cap Value is  computed  daily and paid  monthly  based on each class's pro rata share of Large Cap  Value's  average  daily  closing net assets during the previous  month.  Following are the  management fee schedules for the funds:

                       VALUE        EQUITY       SMALL CAP        LARGE CAP
                                    INCOME         VALUE            VALUE

Investor Class ....... 1.00%         1.00%         1.25%        0.70% to 0.90%
Advisor Class ........ 0.75%         0.75%         1.00%        0.45% to 0.65%
Institutional Class .. 0.80%         0.80%         1.05%        0.50% to 0.70%
C Class .............. 1.00%         1.00%         1.25%        0.70% to 0.90%

     The  management  fee for Large Cap Value  varies  depending  on fund  asset levels. As fund assets increase,  the fee applied decreases.  For the six months ended September 30, 2001, the effective annual Investor Class management fee for
Large Cap Value was 0.90%.

     DISTRIBUTION  AND  SERVICE  FEES -- The Board of  Directors  has  adopted a
Master  Distribution  and Shareholder  Services Plan for the Advisor Class and a
Master  Distribution  and Individual  Shareholder  Services Plan for the C Class
(collectively  "the  plans"),  pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century  Investment
Services,  Inc.  (ACIS) an  annual  distribution  fee equal to 0.25% and  0.75%, respectively,  and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution  expenses  incurred in connection with  distributing  shares of the
Advisor

 38        1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

     Class or C Class  including,  but not  limited  to,  payments  to  brokers, dealers, and financial institutions that have entered into sales agreements with respect  to shares of the funds.  The  service  fee  provides  compensation  for shareholder  and  administrative  services  rendered by ACIS,  its affiliates or independent  third party  providers for Advisor Class shares and for  individual shareholder  services rendered by broker/dealers or other independent  financial intermediaries for C Class shares.  Fees incurred under the plans by the Advisor
Class and C Class during the six months ended September 30, 2001 are detailed in the  Statement of  Operations.  No fees were  incurred for the Large Cap Value C
Class because it had not commenced operations.

     RELATED  PARTIES  -- The  funds  may  invest  in a money  market  fund  for temporary  purposes that is managed by J.P. Morgan Investment  Management,  Inc.
(JPMIM).  JPMIM is a wholly owned  subsidiary  of J.P.  Morgan  Chase &  Co.
(JPM), an equity investor in American Century  Companies,  Inc. (ACC). The funds have a bank line of credit agreement with JPM. See Note 6 for information on the bank line of credit.

     Certain  officers and directors of the corporation are also officers and/or directors,  and, as a group,  controlling stockholders of ACC, the parent of the corporation's  investment  manager,  ACIM, the  distributor of the  corporation,
ACIS,  and  the   corporation's   transfer  agent,   American  Century  Services
Corporation.

3. INVESTMENT TRANSACTIONS

     Investment  transactions,  excluding  short-term  investments,  for the six months ended September 30, 2001, for the funds were as follows:

                         VALUE          EQUITY       SMALL CAP     LARGE CAP
                                        INCOME         VALUE         VALUE

Purchases ........... $1,797,423,406  $705,275,323  $779,832,037  $32,387,370
Proceeds from sales . $1,543,436,707  $454,963,420  $218,159,798   $5,411,794

     On September  30, 2001,  the  composition  of unrealized  appreciation  and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                         VALUE                  EQUITY               SMALL CAP               LARGE CAP
                                                INCOME                 VALUE                   VALUE

Appreciation ....... $  107,946,457           $ 36,099,564         $ 30,019,680             $ 1,614,098
Depreciation .......   (165,693,650)           (29,866,306)        (67,348,778)              (3,661,140)
                 --------------------   ----------------------   --------------------   ----------------------
Net ................ $  (57,747,193)          $  6,233,258          $(37,329,098)           $(2,047,042)
                 ====================   ======================   ====================   ======================
Federal Tax Cost ... $2,047,143,342           $724,711,197          $859,829,242            $47,431,252
                 ====================   ======================   ====================   ======================

                                       www.americancentury.com         39

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                       VALUE                          EQUITY INCOME
                                               SHARES         AMOUNT            SHARES            AMOUNT
INVESTOR CLASS

Six months ended September 30, 2001
Shares Authorized .......................... 750,000,000                      300,000,000
                                          ===============                   ==============
Sold ........................................ 60,075,087    $402,461,470       46,036,245      $314,825,191
Issued in reinvestment of distributions .....  1,728,846      11,072,389        1,229,866         7,938,989
Redeemed ....................................(49,015,104)   (321,546,422)     (21,349,723)    (143,682,532)
                                          ---------------  ---------------  --------------  -----------------
Net increase ................................ 12,788,829   $   91,987,437      25,916,388      $179,081,648
                                          ===============  ===============  ==============  =================

Year ended March 31, 2001
Shares Authorized .......................... 500,000,000                      100,000,000
                                          ===============                   ==============
Sold ....................................... 124,671,469    $735,837,064       60,792,919      $371,372,336
Issued in reinvestment of distributions ....   4,089,771      23,634,086        1,564,335         9,539,230
Redeemed ...................................(143,634,066)   (826,526,085)     (41,464,333)    (244,967,970)
                                          ---------------  ---------------  --------------  -----------------
Net increase (decrease) .................... (14,872,826)  $   (67,054,935)    20,892,921      $135,943,596
                                          ===============  ===============  ==============  =================

ADVISOR CLASS

Six months ended September 30, 2001
Shares Authorized ........................... 50,000,000                       25,000,000
                                          ===============                   ==============
Sold .......................................   7,013,190     $47,143,166        3,640,911       $24,965,240
Issued in reinvestment of distributions ....     112,019         732,616           70,608           473,426
Redeemed ...................................  (2,152,311)    (14,174,774)      (1,398,420)      (9,432,875)
                                          ---------------  ---------------  --------------  -----------------
Net increase ...............................   4,972,898     $33,701,008        2,313,099       $16,005,791
                                          ===============  ===============  ==============  =================

Year ended March 31, 2001
Shares Authorized ........................... 25,000,000                       12,500,000
                                          ===============                   ==============
Sold ........................................ 11,580,721     $67,065,318        2,167,357       $13,051,275
Issued in reinvestment of distributions .....    187,735       1,093,054           95,698           583,341
Redeemed .................................... (6,886,009)    (38,107,770)      (1,637,005)      (9,612,655)
                                          ---------------  ---------------  --------------  -----------------
Net increase ................................  4,882,447     $30,050,602          626,050     $   4,021,961
                                          ===============  ===============  ==============  =================

 40     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                       VALUE                          EQUITY INCOME
                                               SHARES         AMOUNT            SHARES            AMOUNT
INSTITUTIONAL CLASS

Six months ended September 30, 2001
Shares Authorized .....................     100,000,000                         25,000,000
                                           =============                       =============
Sold ..................................       5,991,378    $  40,124,799        6,067,882    $  40,665,342
Issued in reinvestment of distributions         254,059        1,665,074           65,111          437,078
Redeemed ..............................      (3,408,491)     (22,040,940)      (1,049,907)      (7,125,762)
                                          -------------    -------------    -------------    -------------
Net increase ..........................       2,836,946    $  19,748,933        5,083,086    $  33,976,658
                                          =============    =============    =============    =============

Year ended March 31, 2001
Shares Authorized .....................      50,000,000                         12,500,000
                                           =============                       =============
Sold ..................................      26,143,232    $ 157,178,061        3,623,430    $  21,712,214
Issued in reinvestment of distributions         427,895        2,519,084           42,465          256,459
Redeemed ..............................     (14,518,814)     (87,213,182)      (3,201,296)     (18,873,050)
                                          -------------    -------------    -------------    -------------
Net increase ..........................      12,052,313    $  72,483,963          464,599    $   3,095,623
                                          =============    =============    =============    =============

C CLASS

Period ended September 30, 2001(1)
Shares Authorized .....................      50,000,000                        10,000,000
                                            =============                     =============
Sold ..................................          69,607    $     463,034           16,929    $     118,386
Issued in reinvestment of distributions              79              506               60              393
Redeemed ..............................            --               --               --               --
                                          -------------    -------------    -------------    -------------
Net increase ..........................          69,686    $     463,540           16,989    $     118,779
                                          =============    =============    =============    =============

(1)  June 4, 2001(commencement of sale) for Value, July 13, 2001 (commencementof sale) for Equity Income.

                                               www.americancentury.com     41

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  SMALL CAP VALUE                    LARGE CAP VALUE
                                               SHARES         AMOUNT            SHARES            AMOUNT
INVESTOR CLASS

Six months ended September 30, 2001
Shares Authorized .....................     200,000,000                          50,000,000
                                           =============                        =============
Sold ..................................     112,325,529    $ 841,906,964        6,271,704    $  33,046,635
Issued in reinvestment of distributions          78,993          606,601           36,966          158,998
Redeemed ..............................     (43,904,424)    (319,827,478)        (880,471)      (4,624,003)
                                          -------------    -------------    -------------    -------------
Net increase ..........................      68,500,098    $ 522,686,087        5,428,199    $  28,581,630
                                          =============    =============    =============    =============

Year ended March 31, 2001
Shares Authorized .....................      50,000,000                         50,000,000
                                           =============                        =============
Sold ..................................      53,080,906    $ 340,286,883        2,364,763    $  11,619,399
Issued in reinvestment of distributions         505,751        3,080,342           44,124          210,974
Redeemed ..............................     (22,933,515)    (148,542,548)      (1,361,565)      (6,499,780)
                                          -------------    -------------    -------------    -------------
Net increase ..........................      30,653,142    $ 194,824,677        1,047,322    $   5,330,593
                                          =============    =============    =============    =============

ADVISOR CLASS

Six months ended September 30, 2001
Shares Authorized .....................      25,000,000                         12,500,000
                                            =============                       =============
Sold ..................................       6,454,989    $  48,428,421              399    $       2,136
Issued in reinvestment of distributions           2,139           16,426              131              684
Redeemed ..............................      (1,216,465)      (8,605,218)            --               --
                                          -------------    -------------    -------------    -------------
Net increase ..........................       5,240,663    $  39,839,629              530    $       2,820
                                          =============    =============    =============    =============

Year ended March 31, 2001(1)
Shares Authorized .....................      12,500,000                         12,500,000
                                             =============                      =============
Sold ..................................       4,183,728    $  25,400,148           23,752    $     111,487
Issued in reinvestment of distributions          56,927          345,070              138              685
Redeemed ..............................      (1,139,120)      (6,687,866)            --               --
                                          -------------    -------------    -------------    -------------
Net increase ..........................       3,101,535    $  19,057,352           23,890    $     112,172
                                          =============    =============    =============    =============

(1)  October 26, 2000 (commencement of sale) through March 31, 2001 for Large Cap Value.

 42     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  SMALL CAP VALUE                    LARGE CAP VALUE
                                               SHARES         AMOUNT            SHARES            AMOUNT
INSTITUTIONAL CLASS

Six months ended September 30, 2001(1)
Shares Authorized ........................... 12,500,000                       12,500,000
                                          ===============                   ==============
Sold ........................................  3,252,999     $24,153,870           44,300          $241,305
Issued in reinvestment of distributions .....      2,303          17,691              160               784
Redeemed ....................................   (320,673)     (2,377,560)              --                --
                                          ---------------  ---------------  --------------  -----------------
Net increase ................................  2,934,629     $21,794,001           44,460          $242,089
                                          ===============  ===============  ==============  =================

Year ended March 31, 2001
Shares Authorized ........................... 12,500,000                       12,500,000
                                          ===============                   ==============
Sold ........................................    864,408      $5,238,345
Issued in reinvestment of distributions .....     35,401         212,883
Redeemed ....................................    (66,973)       (404,456)
                                          ---------------  ---------------
Net increase ................................    832,836      $5,046,772
                                          ===============  ===============

C CLASS

Period ended September 30, 2001(2)
Shares Authorized ........................... 12,500,000                       12,500,000
                                          ===============                   ==============
Sold ........................................    251,737      $1,935,765
Issued in reinvestment of distributions .....         15             107
Redeemed ....................................         --              --
                                          ---------------  ---------------
Net increase ................................    251,752      $1,935,872
                                          ===============  ===============

(1)  August 10, 2001 (commencement of sale) through September 30, 2001 for Large Cap Value.

(2)  June 1, 2001 (commencement of sale) for Small Cap Value through September 30, 2001.

                                               www.americancentury.com     43

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

     A summary of  transactions  for each issuer which is or was an affiliate at or during the six months ended September 30, 2001 follows:

                                                                                                        SEPTEMBER 30, 2001
                           SHARE BALANCE   PURCHASE         SALES        REALIZED       DIVIDEND
FUND/ISSUER                   3/31/01        COST           COST        GAIN (LOSS)      INCOME     SHARE BALANCE  MARKET VALUE

VALUE

Littelfuse, Inc.              731,800    $5,791,092    $   567,187     $  (34,574)    $     --        952,400      $20,738,510
Minerals Technologies Inc.    922,800     2,448,288      4,678,093      1,016,358       45,600        861,300       32,505,462
XTRA Corp.                    639,800            --     27,596,425      7,382,002           --           --              --
                                        -----------    -----------     -----------   -----------                   -----------
                                         $8,239,380    $32,841,705     $8,363,786      $45,600                     $53,243,972
                                        ===========    ===========     ===========   ===========                   ===========

SMALL CAP VALUE

Kadant Inc.                      --     $ 9,608,739     $  282,692       $(50,800)    $   --          685,000      $ 8,836,500
Measurement Specialties Inc.     --      11,264,481        151,515        (49,518)        --          850,000        8,406,500
Medallion Financial Corp.        --       9,177,736           --             --        110,985        872,600        7,216,402
Methode Electronics, Inc.     191,000    16,128,502      6,289,472        785,150       81,050      1,649,600(1)    12,264,776
NATCO Group Inc.              358,000     5,825,804        182,064        (33,212)        --          890,000        6,835,200
Pomeroy Computer
   Resources, Inc.            245,000     4,866,245        358,641        (65,645)        --          585,000        7,046,325
                                        -----------    -----------     -----------   -----------                   -----------
                                        $56,871,507     $7,264,384       $585,975     $192,035                     $50,605,703
                                        ===========    ===========     ===========   ===========                   ===========

(1)  Includes adjustments for a stock split and/or stock spinoff during the period.

6. BANK LOANS

     The  funds,  along  with  certain  other  funds  managed  by ACIM,  have an unsecured  $520,000,000  bank line of credit  agreement  with JPM. The funds may
borrow  money  for   temporary  or  emergency   purposes  to  fund   shareholder
redemptions.  Borrowings  under the agreement bear interest at the Federal Funds rate plus  0.50%.  The funds did not borrow  from the line during the six months ended September 30, 2001.

 44     1-800-345-2021

Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class

                                                 2001(1)        2001          2000          1999          1998          1997
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $6.27         $5.35         $5.77         $7.73         $6.58          $6.32
                                               ---------     ---------     ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(2) ...................    0.05          0.10          0.09          0.08          0.10           0.12
  Net Realized and Unrealized Gain (Loss) ....    0.01          0.92         (0.01)        (0.80)         2.35           0.87
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total From Investment Operations ...........    0.06          1.02          0.08         (0.72)         2.45           0.99
                                               ---------     ---------     ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income .................   (0.05)        (0.10)        (0.09)        (0.09)        (0.10)        (0.12)
  In Excess of Net Investment Income .........       --           --            --            --            --            --(3)
  From Net Realized Gains ....................       --           --            --         (1.15)        (1.20)        (0.61)
  In Excess of Net Realized Gains ............       --           --         (0.41)           --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total Distributions ........................   (0.05)        (0.10)        (0.50)        (1.24)        (1.30)        (0.73)
                                               ---------     ---------     ---------     ---------     ---------     ----------
Net Asset Value, End of Period ...............   $6.28         $6.27         $5.35         $5.77         $7.73          $6.58
                                               =========     =========     =========     =========     =========     ==========
  Total Return(4) ............................    0.86%        19.20%         1.42%       (9.88)%        39.94%        15.92%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...................... 1.00%(5)         1.00%         1.00%         1.00%         1.00%          1.00%
Ratio of Net Investment Income
  to Average Net Assets ...................... 1.35%(5)         1.71%         1.48%         1.19%         1.38%          1.86%
Portfolio Turnover Rate ......................      85%          150%          115%          130%          130%           111%
Net Assets, End of Period (in thousands) ... $1,616,463    $1,532,113    $1,388,646    $1,719,367     $2,713,562    $1,743,582

(1)  Six months ended September 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     45

Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                Advisor Class

                                                 2001(1)        2001          2000          1999          1998         1997(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $6.27         $5.36         $5.77         $7.73         $6.58          $6.71
                                               ---------     ---------     ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) ...................    0.04          0.08          0.07          0.06          0.08           0.05
  Net Realized and Unrealized Gain (Loss) ....    0.01          0.92          0.01         (0.80)         2.35           0.48
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total From Investment Operations ...........    0.05          1.00          0.08         (0.74)         2.43           0.53
                                               -------------------------------------------------------------------------------------
Distributions
  From Net Investment Income .................   (0.04)        (0.09)        (0.08)        (0.07)        (0.08)        (0.05)
  In Excess of Net Investment Income .........      --            --            --            --            --          --(4)
  From Net Realized Gains ....................      --            --            --         (1.15)        (1.20)        (0.61)
  In Excess of Net Realized Gains ............      --            --         (0.41)           --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total Distributions ........................   (0.04)        (0.09)        (0.49)        (1.22)        (1.28)        (0.66)
                                               ---------     ---------     ---------     ---------     ---------     ----------
Net Asset Value, End of Period ...............   $6.28         $6.27         $5.36         $5.77         $7.73          $6.58
                                               =========     =========     =========     =========     =========     ==========
  Total Return(5) ............................    0.74%        18.72%         1.36%      (10.09)%        39.60%         8.07%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...................... 1.25%(6)         1.25%         1.25%         1.25%         1.25%       1.25%(6)
Ratio of Net Investment Income
  to Average Net Assets ...................... 1.10%(6)         1.46%         1.23%         0.94%         1.13%       1.50%(6)
Portfolio Turnover Rate                             85%          150%          115%          130%          130%        111%(7)
Net Assets, End of Period (in thousands) ..... $133,869      $102,357       $61,323       $54,277        $56,118       $29,250

(1)  Six months ended September 30, 2001 (unaudited).

(2)  October 2, 1996 (commencement of sale) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1997.

                                            See Notes to Financial Statements

 46         1-800-345-2021         See Glossary for a Definition of the Table

Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                    Institutional Class

                                                               2001(1)        2001          2000          1999         1998(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................   $6.27         $5.36         $5.78         $7.73          $7.84
                                                             ---------     ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) .................................    0.05          0.11          0.10          0.10           0.15
  Net Realized and Unrealized Gain (Loss) ..................    0.02          0.91         (0.01)        (0.80)          1.02
                                                             ---------     ---------     ---------     ---------     ----------
  Total From Investment Operations .........................    0.07          1.02          0.09         (0.70)          1.17
                                                             ---------     ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ...............................   (0.05)        (0.11)        (0.10)        (0.10)        (0.08)
  From Net Realized Gains ..................................      --            --            --         (1.15)        (1.20)
  In Excess of Net Realized Gains ..........................      --            --         (0.41)           --            --
                                                             ---------     ---------     ---------     ---------     ----------
  Total Distributions ......................................   (0.05)        (0.11)        (0.51)        (1.25)        (1.28)
                                                             ---------     ---------     ---------     ---------     ----------
Net Asset Value, End of Period .............................   $6.29         $6.27         $5.36         $5.78          $7.73
                                                             =========     =========     =========     =========     ==========
  Total Return(4) ..........................................    1.13%        19.24%         1.65%       (9.52)%        17.14%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......... 0.80%(5)         0.80%         0.80%         0.80%       0.80%(5)
Ratio of Net Investment Income to Average Net Assets ....... 1.55%(5)         1.91%         1.68%         1.39%       2.97%(5)
Portfolio Turnover Rate ....................................      85%          150%          115%          130%        130%(6)
Net Assets, End of Period (in thousands) ................... $205,313      $186,987       $95,202       $36,318         $5,944

(1)  Six months ended September 30, 2001 (unaudited).

(2)  July 31, 1997 (commencement of sale) through March 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any
gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1998.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     47

Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                              C Class

                                                              2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $6.90
                                                             ---------
Income From Investment Operations
  Net Investment Income(2) ..................................   0.01
  Net Realized and Unrealized Loss ..........................  (0.60)
                                                             ---------
  Total From Investment Operations ..........................  (0.59)
                                                             ---------
Distributions
  From Net Investment Income ................................  (0.03)
                                                             ---------
Net Asset Value, End of Period ..............................  $6.28
                                                             =========
  Total Return(3) ...........................................  (8.63)%

================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........  2.00%(4)
Ratio of Net Investment Income to Average Net Assets ........  0.25%(4)
Portfolio Turnover Rate .....................................    85%(5)
Net Assets, End of Period (in thousands) ....................     $438

(1)  June 4, 2001 (commencement of sale) through September 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect  the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any  gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended September 30, 2001.

                                              See Notes to Financial Statements

 48         1-800-345-2021         See Glossary for a Definition of the Table

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class

                                                 2001(1)        2001          2000          1999          1998          1997
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $6.47         $5.50         $5.95         $7.15         $6.31          $6.10
                                               ---------     ---------     ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(2) ....................   0.10          0.18          0.21          0.22          0.25           0.22
  Net Realized and Unrealized Gain (Loss) .....   0.13          0.96          0.03         (0.23)         1.99           0.75
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total From Investment Operations ............   0.23          1.14          0.24         (0.01)         2.24           0.97
                                               ---------     ---------     ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ..................  (0.10)        (0.17)        (0.21)        (0.23)        (0.24)        (0.21)
  In Excess of Net Investment Income ..........     --            --            --            --            --            --(3)
  From Net Realized Gains .....................     --            --         (0.02)        (0.96)        (1.16)        (0.55)
  In Excess of Net Realized Gains .............     --            --         (0.46)           --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total Distributions .........................  (0.10)        (0.17)        (0.69)        (1.19)        (1.40)        (0.76)
                                               ---------     ---------     ---------     ---------     ---------     ----------
Net Asset Value, End of Period ................  $6.60         $6.47         $5.50         $5.95         $7.15          $6.31
                                               =========     =========     =========     =========     =========     ==========
  Total Return(4) .............................   3.66%        20.85%         3.88%       (0.44)%        37.78%        16.24%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...................... 1.00%(5)         1.00%         1.00%         1.00%         1.00%          1.00%
Ratio of Net Investment Income
  to Average Net Assets ...................... 2.88%(5)         3.02%         3.41%         3.31%         3.52%          3.46%
Portfolio Turnover Rate ......................      78%          169%          141%          180%          158%           159%
Net Assets, End of Period (in thousands) ..... $648,036      $467,425      $282,692      $296,585      $355,962       $199,388

(1)  Six months ended September 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     49

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                Advisor Class

                                                 2001(1)        2001          2000          1999          1998         1997(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $6.47         $5.50         $5.95         $7.16         $6.31          $6.57
                                               ---------     ---------     ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) ....................   0.09          0.17          0.20          0.21          0.23           0.02
  Net Realized and Unrealized Gain (Loss) .....   0.13          0.96          0.02         (0.24)         2.00         (0.21)
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total From Investment Operations ............   0.22          1.13          0.22         (0.03)         2.23         (0.19)
                                               ---------     ---------     ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ..................  (0.09)        (0.16)        (0.19)        (0.22)        (0.22)        (0.07)
  In Excess of Net Investment Income ..........     --            --            --            --            --            --(4)
  From Net Realized Gains .....................     --            --         (0.02)        (0.96)        (1.16)           --
  In Excess of Net Realized Gains .............     --            --         (0.46)           --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ----------
  Total Distributions .........................  (0.09)        (0.16)        (0.67)        (1.18)        (1.38)        (0.07)
                                               ---------     ---------     ---------     ---------     ---------     ----------
Net Asset Value, End of Period ................  $6.60         $6.47         $5.50         $5.95         $7.16          $6.31
                                               =========     =========     =========     =========     =========     ==========
  Total Return(5) .............................   3.53%        20.55%         3.61%       (0.75)%        37.71%       (2.89)%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...................... 1.25%(6)         1.25%         1.25%         1.25%         1.25%       1.25%(6)
Ratio of Net Investment Income
  to Average Net Assets ...................... 2.63%(6)         2.77%         3.16%         3.06%         3.27%       1.64%(6)
Portfolio Turnover Rate ......................      78%          169%          141%          180%          158%        159%(7)
Net Assets, End of Period (in thousands) .....  $43,725       $27,887       $20,281       $12,251          $731            $18

(1)  Six months ended September 30, 2001 (unaudited).

(2)  March 7, 1997 (commencement of sale) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1997.

                                          See Notes to Financial Statements

 50         1-800-345-2021        See Glossary for a Definition of the Table

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Institutional Class

                                                                2001(1)        2001          2000         1999(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................   $6.47         $5.50         $5.95          $6.96
                                                             ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) .................................    0.11          0.20          0.22           0.07
  Net Realized and Unrealized Gain .........................    0.12          0.95          0.03           0.06
                                                             ---------     ---------     ---------     ----------
  Total From Investment Operations .........................    0.23          1.15          0.25           0.13
                                                             ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ...............................   (0.10)        (0.18)        (0.22)        (0.18)
  From Net Realized Gains ..................................     --            --          (0.02)        (0.96)
  In Excess of Net Realized Gains ..........................     --            --          (0.46)          --
                                                             ---------     ---------     ---------     ----------
  Total Distributions ......................................   (0.10)        (0.18)        (0.70)        (1.14)
                                                             ---------     ---------     ---------     ----------
Net Asset Value, End of Period .............................   $6.60         $6.47         $5.50          $5.95
                                                             =========     =========     =========     ==========
  Total Return(4) ..........................................    3.60%        21.26%         4.09%         1.60%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets             0.80%(5)        0.80%         0.80%      0.80%(5)
Ratio of Net Investment Income to Average Net Assets          3.08%(5)        3.22%         3.61%      1.61%(5)
Portfolio Turnover Rate                                            78%         169%          141%       180%(6)
Net Assets, End of Period (in thousands)                       $53,082      $19,130       $13,716        $2,654

(1)  Six months ended September 30, 2001 (unaudited).

(2)  July 8, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1999.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     51

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                              C Class

                                                               2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $6.89
                                                             ---------
Income From Investment Operations
  Net Investment Income(2) ..................................   0.04
  Net Realized and Unrealized Loss ..........................  (0.30)
                                                             ---------
  Total From Investment Operations ..........................  (0.26)
                                                             ---------
Distributions
  From Net Investment Income ................................  (0.03)
                                                             ---------
Net Asset Value, End of Period ..............................  $6.60
                                                             =========
  Total Return(3) ...........................................  (3.72)%

================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 2.00%(4)
Ratio of Net Investment Income to Average Net Assets ........ 2.27%(4)
Portfolio Turnover Rate .....................................   78%(5)
Net Assets, End of Period (in thousands) ....................     $112

(1)  July 13, 2001 (commencement of sale) through September 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect  the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any  gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended September 30, 2001.

                                             See Notes to Financial Statements

 52         1-800-345-2021         See Glossary for a Definition of the Table

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class

                                                               2001(1)        2001          2000         1999(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $6.60         $5.04         $4.73          $5.00
                                                             ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) ..................................   0.02          0.07          0.05           0.03
  Net Realized and Unrealized Gain (Loss) ...................   0.36          1.74          0.60         (0.24)
                                                             ---------     ---------     ---------     ----------
  Total From Investment Operations ..........................   0.38          1.81          0.65         (0.21)
                                                             ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ................................  (0.01)        (0.05)        (0.06)        (0.02)
  From Net Realized Gains ...................................     --         (0.20)        (0.17)        (0.02)
  In Excess of Net Realized Gains ...........................     --            --         (0.11)        (0.02)
                                                             ---------     ---------     ---------     ----------
  Total Distributions .......................................  (0.01)        (0.25)        (0.34)        (0.06)
                                                             ---------     ---------     ---------     ----------
Net Asset Value, End of Period ..............................  $6.97         $6.60         $5.04          $4.73
                                                             =========     =========     =========     ==========
  Total Return(4) ...........................................   5.72%        36.51%        14.37%       (4.24)%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......... 1.25%(5)         1.25%         1.25%       1.25%(5)
Ratio of Net Investment Income to Average Net Assets ....... 0.45%(5)         1.10%         1.04%       1.02%(5)
Portfolio Turnover Rate                                           39%          144%          178%           153%
Net Assets, End of Period (in thousands) ................... $715,452      $225,517       $17,690        $11,410

(1)  Six months ended September 30, 2001 (unaudited).

(2)  July 31, 1998 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     53

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                        Advisor Class

                                                               2001(1)        2001         2000(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................   $6.60         $5.04          $4.73
                                                             ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income(3) .................................    0.01          0.05           0.03
  Net Realized and Unrealized Gain .........................    0.36          1.75           0.29
                                                             ---------     ---------     ---------
  Total From Investment Operations .........................    0.37          1.80           0.32
                                                             ---------     ---------     ---------
Distributions
  From Net Investment Income ...............................      --(4)      (0.04)         (0.01)
  From Net Realized Gains ..................................      --         (0.20)            --
                                                             ---------     ---------     ---------
  Total Distributions ......................................      --(4)      (0.24)         (0.01)
                                                             ---------     ---------     ---------
Net Asset Value, End of Period .............................   $6.97         $6.60          $5.04
                                                             =========     =========     =========
  Total Return(5) ..........................................     5.65%       36.18%          6.86%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............ 1.50%(6)       1.50%       1.50%(6)
Ratio of Net Investment Income to Average Net Assets ......... 0.20%(6)       0.85%       2.21%(6)
Portfolio Turnover Rate ......................................      39%        144%        178%(7)
Net Assets, End of Period (in thousands) .....................  $58,249     $20,600            $91

(1)  Six months ended September 30, 2001 (unaudited).

(2)  December 31, 1999 (commencement of sale) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2000.

                                            See Notes to Financial Statements

 54         1-800-345-2021         See Glossary for a Definition of the Table

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Institutional Class

                                                                2001(1)        2001          2000         1999(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................   $6.61         $5.04         $4.74          $4.83
                                                             ---------     ---------     ---------     ----------
Income From Investment Operations
  Net Investment Income(3) ..................................    0.02          0.07          0.07           0.03
  Net Realized and Unrealized Gain (Loss) ...................    0.36          1.76          0.58         (0.06)
                                                             ---------     ---------     ---------     ----------
  Total From Investment Operations ..........................    0.38          1.83          0.65         (0.03)
                                                             ---------     ---------     ---------     ----------
Distributions
  From Net Investment Income ................................   (0.01)        (0.06)        (0.07)        (0.02)
  From Net Realized Gains ...................................      --         (0.20)        (0.17)        (0.04)
  In Excess of Net Realized Gains ...........................      --            --         (0.11)           --
                                                             ---------     ---------     ---------     ----------
  Total Distributions .......................................   (0.01)        (0.26)        (0.35)        (0.06)
                                                             ---------     ---------     ---------     ----------
Net Asset Value, End of Period ..............................   $6.98         $6.61         $5.04          $4.74
                                                             =========     =========     =========     ==========
  Total Return(4) ...........................................    5.76%        36.99%        14.39%       (0.60)%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 1.05%(5)         1.05%         1.05%       1.05%(5)
Ratio of Net Investment Income to Average Net Assets ........ 0.65%(5)         1.30%         1.24%       1.22%(5)
Portfolio Turnover Rate .....................................      39%          144%          178%        153%(6)
Net Assets, End of Period (in thousands) ....................  $29,552        $8,593        $2,359           $986

(1)  Six months ended September 30, 2001 (unaudited).

(2)  October 26, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any
gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1999.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     55

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                              C Class

                                                               2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $7.57
                                                             ---------
Income From Investment Operations
  Net Investment Loss(2) ....................................  (0.01)
  Net Realized and Unrealized Loss ..........................  (0.61)
                                                             ---------
  Total From Investment Operations ..........................  (0.62)
                                                             ---------
Distributions
From Net Investment Income ..................................    --(3)
                                                             ---------
Net Asset Value, End of Period ..............................  $6.95
                                                             =========
  Total Return(4) ...........................................  (8.16)%

================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............ 2.25%(5)
Ratio of Net Investment Loss to Average Net Assets ..........(0.57)%(5)
Portfolio Turnover Rate .....................................    39%(6)
Net Assets, End of Period (in thousands) ....................    $1,750

(1)  June 1, 2001 (commencement of sale) through September 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect  the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any  gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended September 30, 2001.

                                            See Notes to Financial Statements

 56         1-800-345-2021         See Glossary for a Definition of the Table

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                 Investor Class

                                                              2001(1)        2001         2000(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................   $5.08         $4.59         $5.00
                                                             ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income(3) .................................    0.04          0.08          0.05
  Net Realized and Unrealized Gain (Loss) ..................   (0.18)         0.48         (0.41)
                                                             ---------     ---------     ---------
  Total From Investment Operations .........................   (0.14)         0.56         (0.36)
                                                             ---------     ---------     ---------
Distributions
  From Net Investment Income ...............................   (0.03)        (0.07)        (0.05)
                                                             ---------     ---------     ---------
Net Asset Value, End of Period .............................   $4.91         $5.08         $4.59
                                                             =========     =========     =========
  Total Return(4) ..........................................   (2.70)%       12.38%        (7.22)%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 0.90%(5)        0.90%       0.90%(5)
Ratio of Net Investment Income to Average Net Assets ........ 1.44%(5)        1.62%       1.72%(5)
Portfolio Turnover Rate .....................................      18%          55%            51%
Net Assets, End of Period (in thousands) ....................  $45,396      $19,348        $12,671

(1)  Six months ended September 30, 2001 (unaudited).

(2)  July 30, 1999 (inception) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     57

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                 Advisor Class

                                                               2001(1)      2001(2)
====================================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $5.08          $4.69
                                                             ---------     ---------
Income From Investment Operations
  Net Investment Income(3) ..................................   0.03           0.03
  Net Realized and Unrealized Gain (Loss) ...................  (0.17)          0.39
                                                             ---------     ---------
  Total From Investment Operations ..........................  (0.14)          0.42
                                                             ---------     ---------
Distributions
  From Net Investment Income ................................  (0.03)         (0.03)
                                                             ---------     ---------
Net Asset Value, End of Period ..............................  $4.91          $5.08
                                                             =========     =========
  Total Return(4) ...........................................  (2.82)%        8.94%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 1.15%(5)     1.15%(5)
Ratio of Net Investment Income to Average Net Assets ........ 1.19%(5)     1.53%(5)
Portfolio Turnover Rate .....................................      18%       55%(6)
Net Assets, End of Period (in thousands) ....................     $120         $121

(1)  Six months ended September 30, 2001 (unaudited).

(2)  October 26, 2000 (commencement of sale) through March 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2001.

                                            See Notes to Financial Statements

 58         1-800-345-2021         See Glossary for a Definition of the Table

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                        Institutional Class

                                                              2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................   $5.44
                                                             ---------
Income From Investment Operations
  Net Investment Income(2) .................................    0.01
  Net Realized and Unrealized Loss .........................   (0.52)
                                                             ---------
  Total From Investment Operations .........................   (0.51)
                                                             ---------
Distributions
  From Net Investment Income ...............................   (0.02)
                                                             ---------
Net Asset Value, End of Period .............................   $4.91
                                                             =========
  Total Return(3) ..........................................   (9.42)%

================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..........  0.70%(4)
Ratio of Net Investment Income to Average Net Assets .......  2.07%(4)
Portfolio Turnover Rate ....................................    18%(5)
Net Assets, End of Period (in thousands) ...................      $218

(1)  August 10, 2001 (commencement of sale) through September 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places.  If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the six months ended September 30, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com     59

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Four classes of shares are authorized for sale by Value, Equity Income, and
Small Cap Value:  Investor  Class,  Advisor Class,  Institutional  Class,  and C
Class.  Three  classes  of shares  are  authorized  for sale by Large Cap Value:
Investor Class, Advisor Class, and Institutional Class.

     INVESTOR CLASS  shareholders  do not pay any  commissions or other fees for purchase  of fund shares  directly  from  American  Century.  Investors  who buy
Investor  Class  shares  through  a  broker-dealer  may be  required  to pay the broker-dealer a transaction fee.

     ADVISOR  CLASS shares are sold  through  banks,  broker-dealers,  insurance companies  and financial  advisors.  Advisor Class shares are subject to a 0.50%
Rule 12b-1  service and  distribution  fee. Half of that fee is available to pay for recordkeeping and administrative  services, and half is available to pay for distribution  services provided by the financial  intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares  is 0.25%  higher  than the total  expense  ratio of the  Investor  Class shares.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations,
defined  benefit  pension  plans  or  financial   intermediaries  serving  these
investors.   This  class   recognizes  the  relatively  lower  cost  of  serving
institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple  funds.  In  recognition of the larger  investments and account  balances and  comparatively  lower  transaction costs, the total expense ratio of the  Institutional  Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     C CLASS shares are sold  primarily  through  employer-sponsored  retirement plans or  through  institutions  such as banks,  broker-dealers,  and  insurance companies.  C Class shares are subject to a Rule 12b-1 service and  distribution fee of 1.00% for equity  funds and 0.75% for fixed income  funds.  0.25% of that fee is available to pay for individual  shareholder and administrative  services and the remainder is available to pay for distribution  services provided by the financial intermediary through which the C Class Shares are purchased. The total expense  ratio of the C Class  share is higher than the total  expense  ratio of
Investor  Class  shares by 1.00%  for  equity  funds and 0.75% for fixed  income funds.

     All  classes  of  shares  represent  a pro rata  interest  in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any  distributions  you receive from an IRA and certain
403(b)  distributions  [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn,  unless you elect not to have withholding  apply. If you don't want us to withhold on this amount,  you may send us a written  notice not to have the federal  income tax withheld.  Your written notice is valid from the date of receipt at  American  Century.  Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw,  you may make your  election by  completing  our
Exchange/Redemption  form or an IRS Form W-4P. Call American  Century for either form.  Your  written  election  is valid from the date of  receipt  at  American
Century. You may revoke your election at any time by sending a written notice to
us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable  portion of your  withdrawal.  If you elect not to have income tax  withheld or you don't have enough  income tax  withheld, you may be  responsible  for payment of estimated  tax. You may incur  penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 60     1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     American  Century  offers 15 growth and  income  funds  including  domestic equity, balanced, asset allocation,  and specialty.  Value, Equity Income, Small
Cap  Value,  and Large Cap Value are  general  equity  funds  managed to provide growth over time with less volatility than more aggressive  growth funds.  Stock purchases  are based on a  company-by-company  analysis to  determine  whether a stock is trading  below what the fund  management  team  considers  fair  value.
Equity  Income may buy stocks that are trading at fair value if the stock pays a generous  dividend.  In  all  four  funds,  broad  diversification  across  many industries is stressed to prevent the  performance of one sector from dominating fund returns.

     AMERICAN  CENTURY  VALUE  invests in the  equity  securities  of  seasoned, established  businesses  that  the  management  team  believes  are  temporarily undervalued.  This is  determined  by  comparing a stock's  share price with key financial measures,  including earnings, book value, cash flow and dividends. If the stock's price  relative to these  measures is low and the company's  balance sheet is solid, its securities are candidates for purchase.  The management team may look secondarily for income.

     AMERICAN  CENTURY  EQUITY  INCOME  purchases  the  securities  of  seasoned companies  that pay steady  income,  with the goal of providing  shareholders  a higher yield than the  aggregate  yield of the stocks making up the S&P 500.
The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN  CENTURY SMALL CAP VALUE focuses on the stocks of small  companies with  market  capitalizations  of less than the  largest  company in the S&P
SmallCap  600/BARRA Value Index.  Historically,  small-cap stocks have been more volatile than the stocks of larger, more established  companies.  The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

     AMERICAN CENTURY LARGE CAP VALUE seeks long-term capital growth with income as a secondary  objective.  The fund invests  primarily in equity  securities of large well-established  companies that have good cash flow and reasonable growth prospects,  and  appear to be  undervalued  at the time of  purchase.  It uses a relative value approach,  which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

     The following  indices are used in the report to serve as fund  performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization-  weighted index of the stocks of
500 publicly  traded U.S.  companies  that are considered to be leading firms in leading  industries.  Created by Standard &  Poor's,  it is intended to be a broad measure of U.S. stock market performance.

     THE  S&P  500/BARRA  VALUE  INDEX  is a  capitalization-weighted  index consisting  of S&P 500 stocks that have lower  price-to-book  ratios and, in general, share other characteristics associated with value-style stocks.

     THE S&P  SMALLCAP  600/BARRA  VALUE INDEX is a  capitalization-weighted index  consisting of S&P  SmallCap 600 stocks that have lower  price-to-book ratios.  The S&P  SmallCap 600 Index consists of 600 domestic  stocks chosen for market size, liquidity, and industry group representation.

     THE  LIPPER  EQUITY  INCOME  FUND INDEX is a  non-weighted  index of the 30 largest equity income mutual funds.  Lipper, Inc., is an independent mutual fund ranking service.

     THE LIPPER  MULTI-CAP  VALUE INDEX consists of the largest funds tracked by
Lipper Inc., that seek long-term  growth of capital by investing in companies of all  capitalization  sizes that are considered to be  undervalued  relative to a major unmanaged  stock index based on price-to-  current  earnings,  book value, asset value, or other factors.

     THE RUSSELL  1000(reg.tm)  VALUE INDEX  measures the  performance  of those
Russell 1000  companies  with lower  price-to-book  ratios and lower  forecasted growth values.  The RUSSELL  1000(reg.tm)  INDEX measures the performance of the
1,000   largest   companies  in  the  Russell  3000  Index,   which   represents
approximately 92% of the total market capitalization of the Russell 3000 Index.

[right  margin]

PORTFOLIO MANAGERS

  Value and Equity Income
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA
================================================================================
  Small Cap Value
       TODD VINGERS, CFA
       BEN GIELE, CFA
================================================================================
  Large Cap Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA

                                               www.americancentury.com     61

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 45-59.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average  market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.8 billion. This is Lipper's market capitalization breakpoint as of
September 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2 billion and $8.8 billion. This is
Lipper's market capitalization breakpoint as of September 30, 2001, although it may be subject to change based on market  fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2 billion. This is Lipper's market capitalization breakpoint as of September 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 62     1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the STATEMENT OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                               www.americancentury.com     63

Notes
--------------------------------------------------------------------------------

 64     1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0111                                 American Century Investment Services, Inc.
SH-SAN-27387                      (c)2001 American Century Services Corporation

[front cover]

                                AMERICAN CENTURY
                               Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Real Estate

September 30, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III

     The period covered in this report ended shortly after the terrorist attacks on September  11. The weeks  following  the disaster  were filled with  enormous sorrow for the  devastating  human toll,  as well as confusion and anxiety about the future of our country and our economy.

     The U.S. stock market was closed for four days, the longest  shutdown since
World War I. The investment community--including the American Century investment management  team--worked hard to resume full operations as exchanges and markets reopened.  All major stock market indices  declined  significantly in that first week of  trading,  but the  U.S.  financial  system,  and the  American  people, displayed  extraordinary  resiliency.  Selling was orderly and without panic. By
September 30, the major indices had recovered a portion of their losses.

     In that spirit, we are pressing forward.  We will not allow these events to distract  us from our  corporate  mission  and  investment  philosophies.  We're pleased to announce a  long-planned  change in our investment  team's  executive leadership  that  occurred  since our last  report  to you.  Robert  Puff,  Jr., president  and chief  investment  officer (CIO) of American  Century  Investment
Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk,  formerly CIO for American Century's  fixed-income  discipline, succeeded  Bob as ACIM  president  and  CIO.  As the  company's  top  investment executive,  Randy  is  responsible  for  all of  American  Century's  investment management functions, including portfolio management, research, and trading.

     Randy has worked in the  financial  services  industry for nearly 25 years.
Since  joining   American   Century  in  1987,   he  has  had  broad   oversight
responsibilities  for both fixed income and equity portfolios.  Randy has worked closely  with Bob for a number  of years,  making  this a smooth  and  effective transition.

     During his 18 years with the company, Bob has been the primary architect of
American Century's move beyond its successful domestic growth investment process to other  investment  disciplines.  While  reducing  his  day-to-day  management responsibilities,  he'll  increase  his focus on our  business  strategy and the professional development of our investment managers.

     As always,  we appreciate  your continued  confidence in American  Century, especially during these difficult times.

Sincerely,

/signature/                        /signature/

James E. Stowers, Jr.              James E. Stowers III
Founder and Chairman               Co-Chairman of the Board

[right margin]

   Report Highlights ....................................................... 2
   Market Perspective ...................................................... 3
REAL ESTATE ................................................................

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .......................................................... 9
   Statement of Operations .................................................10
   Statement of Changes
      in Net Assets ........................................................11
   Notes to Financial
      Statements ...........................................................12
   Financial Highlights ....................................................16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................19
   Background Information
      Investment Philosophy
         and Policies ......................................................20
      Fund Management

                                                 www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Thanks to their defensive nature and high dividend yields, real estate investment trusts (REITs) posted positive returns during the six months ended September 30, 2001.

* In contrast, the broad U.S. stock market slumped as the weakening economy took its toll on corporate profits.

* REITs tend to lag the rest of the economy, so their earnings generally held up well despite the economic downturn.

* Self-storage and apartment REITs, the most defensive areas of the REIT market, performed the best. Hotel REITs were the worst performers as travel and tourism all but stopped in the wake of the September 11 terrorist attacks.

FUND PERFORMANCE

* The American Century Real Estate (ACRE) fund posted a solid return for the six-month period.

* ACRE outperformed the average real estate fund (according to Lipper Inc.) and the 9.69% decline of the S&P 500, but it fell short of the Morgan Stanley
  REIT Index.

FUND STRATEGY

* ACRE was positioned defensively, focusing on REITs with strong balance sheets and sustainable cash flows because they were most likely to weather an economic downturn successfully.

* This strategy led the fund to REITs that owned neighborhood shopping centers, office buildings in suburban developments, and apartment buildings in strong residential regions such as the Northeast and Southern California.

* The fund lost ground to its benchmark index because it didn't own several
  REITs with poor fundamental characteristics that nonetheless performed well.

* Although hotel REITs hurt fund performance (especially after September 11),
  ACRE was already underweight in this area.

FUND OUTLOOK

* The bad news--with a probable recession looming, we expect occupancy rates to decline, rent growth to deteriorate, and REIT earnings growth to be weak in
  2002.

* The good news--for the most part, dividends in the REIT sector appear to be safe, and we think REITs will hold up better than the broader stock market.

* The fund will remain defensive, concentrating on REITs that are stable (and maybe even capable of growth) during tough economic times.

[left margin]

                            REAL ESTATE(1)
                               (REACX)

       TOTAL RETURNS:                          AS OF 9/30/01
          6 Months                                     6.94%(2)
          1 Year                                      10.96%
          30 Day SEC Yield                             5.63%
       INCEPTION DATE:                               9/21/95
       NET ASSETS:                            $110.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes all classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 21-22.

2     1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

PERFORMANCE OVERVIEW

     Despite  a  sinking  stock  market  and a  national  tragedy,  real  estate investment  trusts  (REITs)  continued  their winning ways during the six months ended  September 30, 2001. The broad U.S. stock market  slumped,  with the major stock  indexes  falling 10% to 18%, as the  weakening  economy  took its toll on corporate profits.  In contrast,  REITs posted solidly positive returns (see the table at right), thanks to their defensive nature and high dividend yields.

STOCKS GO FROM BAD TO WORSE

     The U.S.  stock market,  in a protracted  decline since March 2000,  took a turn for the  worse  over the past six  months.  After a brief  (and  ultimately misguided)  period of optimism in April and May,  stocks  resumed their downward trend as an already  fragile  economy grew weaker.  Evidence of a sharp slowdown triggered  capital  spending  cutbacks and layoffs at many companies.  Corporate profits,  which had been steadily  shrinking since late 2000,  deteriorated even more, and stock prices followed suit.

     Then came the  horrific  terrorist  attacks of  September  11, which killed thousands  and shut down the U.S.  stock  exchanges  for four days.  The tragedy accelerated  the downturn in the stock market and increased the  likelihood of a recession.

REITS STAY STRONG

     REITs remained  valuable as  diversifiers,  performing  well as the broader market tumbled.  REITs have long been considered  defensive  investments because they own a hard  asset--property,  such as shopping malls,  apartment complexes, and office  buildings--and they pay regular dividends from the income (rents and leases) they earn on that asset.

     In  addition,  REITs tend to lag the rest of the stock market when it comes to reflecting  the effects of the economy.  So, while earnings at most companies have faded since the  beginning  of the year,  REIT  earnings  have held up well despite the economic downturn.

     However,  REITs  began to show  some  vulnerability  toward  the end of the six-month period. Several REITs failed to meet earnings  expectations,  and many others warned of lower revenues and profits going forward.

SECTOR PERFORMANCE

     Almost every REIT  subsector  posted  positive  returns  during the period.
Self-storage REITs, which tend to be insulated from economic downturns,  were by far the best performers.  Apartment REITs are also perceived as a safe haven and benefited from increased demand from investors.

     Not  surprisingly,  hotels were the worst  performers in the REIT sector as travel and  tourism all but stopped in the wake of the  September  11  calamity.
Hotel REITs were down 30% in September alone.

[right margin]

&REITS REMAINED VALUABLE AS DIVERSIFIERS, PERFORMING WELL AS THE BROADER MARKET
TUMBLED.&

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

S&P 500                 -9.69%
MORGAN STANLEY REIT          8.04%
NASDAQ COMPOSITE           -18.42%

Source: Lipper Inc.

These indices represent the performance of the broad market, as well as the sector.
MARKET PERFORMANCE (GROWTH OF $1.00) FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

                                                 www.americancentury.com      3

ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                               INVESTOR CLASS            ADVISOR CLASS           INSTITUTIONAL CLASS
                           (INCEPTION 9/21/95)(1)     (INCEPTION 10/6/98)        (INCEPTION 6/16/97)

                            ACRE       MORGAN          ACRE       MORGAN          ACRE       MORGAN
                                    STANLEY REIT               STANLEY REIT               STANLEY REIT

6 MONTHS(2) ............... 6.94%       8.04%          6.80%       8.04%          7.04%       8.04%
1 YEAR ....................10.96%      11.62%         10.78%      11.62%         11.26%      11.62%
=========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ................... 9.43%       8.40%           --          --            9.70%       8.40%
5 YEARS .................. 10.06%       9.00%           --          --              --         --
LIFE OF FUND ............. 12.11%      10.49%(3)      11.76%       8.40%(4)       5.92%       4.78%(5)

(1) The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2) Returns for periods less than one year are not annualized.

(3) Since 9/30/95, the date nearest the class's inception for which data are available.

(4) Since 9/30/98, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, the indices and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Morgan Stanley REIT Index is provided for comparison in each graph. The index returns in both graphs are since 9/30/95, the date nearest the Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor
Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

* From 9/21/95 to 9/30/96. Not annualized.

4     1-800-345-2021

ACRE--Q&A
--------------------------------------------------------------------------------

[photo of Scott Blasdell, photo of Charles Fitzgerald]

     An interview with Scott Blasdell and Charles Fitzgerald, portfolio managers on the American  Century Real Estate (ACRE) fund  investment  team. Mr. Blasdell and Mr. Fitzgerald assumed day-to-day investment  responsibility for the fund in
June 2001 when Daniel  O'Connor,  lead manager since January 2000, left the fund to pursue other opportunities.

HOW DID ACRE PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2001?

     The fund  returned  6.94%*,  reflecting  the positive  performance  of real estate investment trusts (REITs).  ACRE outpaced the 5.61% average return of the
151 real estate funds  tracked by Lipper Inc.,  as well as the 9.69%  decline of the S&P 500, a broad stock market measure.  However,  the fund came up short of its benchmark,  the Morgan Stanley REIT Index, which returned 8.04%. (See the previous page for additional fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     The main  reason  is that we did not own a number of REITs  that  performed very well despite poor fundamental  characteristics.  These stocks had very high dividend yields and were in demand from yield-hungry investors. Examples include
Entertainment  Properties (+25% during the six-month  period),  which invests in movie theaters and other entertainment  sites, and two retail leasing companies,
US Restaurant Properties (+32%) and Commercial Net Lease (+18%).

     In our opinion, these companies had weak balance sheets and were vulnerable if the economy  continued to slow.  That's  exactly the opposite of what we were looking for. Over the last six months, we positioned the portfolio  defensively, focusing on REITs with strong balance sheets and sustainable  cash flows.  These companies are the most likely to weather an economic downturn successfully.

CAN YOU GIVE SOME EXAMPLES FROM ACRE'S PORTFOLIO?

     The  retail  area is a good place to start.  In the  overall  economy,  the consumer  goods  that  tend to sell the  best in an  economic  downturn  are the necessities--food  and  beverages,  drugs,  and home  products.  The  ones  that typically fall out of favor are specialty items, like jewelry,  electronics, and toys.

     We applied this concept to ACRE's retail holdings by emphasizing REITs that own neighborhood shopping centers, which are generally smaller and anchored by a grocery  store,  a drug store,  or a home center.  Our favorites  included Kimco
Realty (+17%),  which owns a collection of strip malls and has a healthy balance sheet,  and  Weingarten  Realty  (+19%),  another  strip mall  owner.  These two companies were among the top contributors to fund performance.

     In general,  the larger regional mall REITs also hold up reasonably well in a downturn,  but their tenants tend to be specialty  retailers,  movie theaters,
and

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"OVER THE LAST SIX MONTHS, WE POSITIONED THE PORTFOLIO DEFENSIVELY, FOCUSING ON
REITS WITH STRONG BALANCE SHEETS AND SUSTAINABLE CASH FLOWS."

PORTFOLIO AT A GLANCE
                                                9/30/01           3/31/01
NO. OF EQUITY SECURITIES                          37                37
MEDIAN REIT
   FFO* RATIO                                    10.2               8.5
MEDIAN MARKET                                    $1.43             $1.30
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $2.99             $2.72
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               83%(1)             242%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.20%(3)            1.19%

*Funds from operations.

(1) Six months ended 9/30/01.
(2) Year ended 3/31/01.
(3) Annualized.

Investment terms are defined in the Glossary on pages 21-22.

                                                 www.americancentury.com      5

ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

department stores--businesses that rely on discretionary spending. Our biggest position among mall REITs was General Growth Properties (+2%), the fund's third-largest holding. We think General Growth is the best-managed mall
REIT, and the company recently increased its dividend by 23%.

OFFICE REITS WERE ACRE'S BIGGEST INDUSTRY HOLDING. HOW WAS THE FUND POSITIONED
THERE?

     Our defensive approach led us to office REITs whose properties were located in suburban developments.  These companies were attractively valued because they felt the economic  downturn--and the accompanying price  declines--earlier  than office REITs  concentrated in large cities.  Suburban office firms are also in a position  to benefit  from any shift away from major  urban areas in the wake of the September terrorist attacks.

     Two of the fund's top 10 holdings--Highwoods  Properties (+5%) and Prentiss
Properties  (+16%)--are suburban office REITs. Both companies have solid balance sheets and offer  higher-than-average  dividend yields. Prentiss was our biggest overweight during the period.

     We also held an  overweight  in  Mission  West  Properties  (-2%),  another suburban  office REIT.  The company's  entire  property  portfolio is in Silicon
Valley,  and we realized  that the stock would  likely take a hit because of the dramatic slowdown in the region.  However,  Mission West has a strong management team and the best  balance  sheet of any REIT in the  nation,  and we think  the company is well positioned to take advantage of opportunities that may emerge in the area because of financial distress.

DO YOU OFTEN MAKE INVESTMENT DECISIONS BASED ON A COMPANY'S EXPOSURE TO CERTAIN
REGIONS OF THE COUNTRY?

     Sometimes.  For example,  our biggest  holdings among  apartment REITs were those with properties primarily in the Northeast and Southern California.  These two  regions  have the best  supply and  demand  conditions  in the  residential market.

     One of our top holdings among residential  REITs was Archstone  Communities
(+10%),  which owns significant  properties in both the Southern  California and
Northeast markets. In addition, Archstone is in the process of acquiring Charles
E. Smith  Residential  Realty (+16%),  which has two-thirds of its properties in another  favorable  market,  the Washington DC area. The  acquisition  should be completed by the end of October.

     Another  residential  REIT  we like is Home  Properties  (+15%),  based  in upstate New York.  This  company's  properties are entirely in the Northeast and
Mid-Atlantic states.

HOTEL REITS WERE HIT HARD BY THE APPALLING EVENTS OF SEPTEMBER 11. WHAT IMPACT
DID THIS HAVE ON THE FUND?

     We were already  reducing our holdings of hotel REITs prior to September 11 because we were concerned about overcapacity and declining occupancy rates. ACRE was overweight in Innkeepers  USA (-15%) and Lasalle  Hotels  (-40%),  but other than that we held no other hotel REITs.

     Following  the  tragedy,  we sold all of the fund's  smaller  holdings  and gradually  reduced our  position in Lasalle.  We think  Lasalle is an  excellent company, but we felt the downside risk of the stock was too great for us.

[left margin]

TOP TEN HOLDINGS
                                   % OF FUND INVESTMENTS
                                 AS OF               AS OF
                                9/30/01             3/31/01
EQUITY OFFICE
   PROPERTIES TRUST              10.3%               6.5%
PROLOGIS TRUST                    5.9%               5.5%
GENERAL GROWTH
   PROPERTIES, INC.               4.4%               4.8%
UNITED DOMINION
   REALTY TRUST, INC.             4.0%               3.0%
HIGHWOODS
   PROPERTIES, INC.               3.9%               4.3%
ARCHSTONE
   COMMUNITIES TRUST              3.8%               2.8%
HOME PROPERTIES
   OF NEW YORK, INC.              3.8%               3.7%
PRENTISS PROPERTIES
   TRUST                          3.6%               4.0%
SIMON PROPERTY
   GROUP, INC.                    3.5%               1.1%
COUSINS
   PROPERTIES INC.                3.4%               4.0%

YIELD AS OF SEPTEMBER 30, 2001
                                      30-DAY SEC YIELD
INVESTOR CLASS                              5.63%
ADVISOR CLASS                               5.37%
INSTITUTIONAL CLASS                         5.84%

6     1-800-345-2021

ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We still have the overweight in Innkeepers USA, which has the least debt of any hotel REIT and is better positioned for an economic downturn than its peers.
Innkeepers USA primarily owns  longer-stay  hotels such as Residence Inns, which have held up better  than  tourist-  and  convention-oriented  hotels in central business districts.

WERE THERE ANY OTHER INTERESTING DEVELOPMENTS IN THE REIT MARKET?

     One  significant  event is that  Equity  Office  Properties,  the  nation's largest REIT,  will join the S&P 500 in  mid-October.  In addition,  several other REITs will be added to S&P's small- and mid-cap indexes.

     REITs have long been  considered  passive  investment  vehicles rather than operating  companies,  which  made  them  "outsiders"  ineligible  for
Standard & Poor's stock indexes.  But this view has changed in recent years, and REITs have gradually gained greater  acceptance among mainstream  investors.
Inclusion in major stock  indexes  should give REITs  further  legitimacy in the financial markets.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE REIT MARKET?

     The  slowing  economy has finally  caught up with the REIT  sector.  With a probable recession looming, we expect occupancy rates to decline, rent growth to deteriorate, and REIT earnings growth to be weak in 2002.

     That's the bad news. The good news is that, for the most part, dividends in the REIT sector appear to be safe. That would mean a likely  continuation of the
7% average REIT dividend yield,  which would attract the attention of investors, especially given the low interest rate environment.

     The  exception is hotel REITs.  We've  already seen at least one hotel REIT suspend its dividend, and we expect others to follow suit in the coming weeks.

     In general, REITs have had a great run over the past year and a half. While the Nasdaq  Composite Index has fallen 70% from its peak on March 10, 2000, ACRE is up more than 40%. And although our  expectations for the REIT market are much more subdued  than in the recent past,  we still think REITs will hold up better than the broader stock market.

WHAT ARE YOUR PLANS FOR ACRE IN THE COMING MONTHS?

     We've been positioned for a weak economic  environment  since the beginning of 2001, and we don't  anticipate  changing our strategy in the near future.  We intend to stay  focused on REITs  that are  stable,  and maybe  even  capable of growth, during tough economic times.

     Certainly,  though,  we'll be keeping an eye out for  evidence  of economic recovery.  The first areas to benefit from an improving  economy are hotel REITs and, to a lesser degree,  apartment  REITs.  These  companies can quickly adjust their  rental  rates  upward,  whereas  other  REITs are  typically  locked into longer-term leases.

[right margin]

FUND ALLOCATION

================================================================================
                                                      AS OF SEPTEMBER 30, 2001
* OFFICE MANAGEMENT                                              30.6%
* MULTI-FAMILY RESIDENTIAL                                       24.7%
* MALLS & SHOPPING CENTER                                    19.9%
* INDUSTRIAL                                                      7.5%
* OTHER                                                           6.8%
* STORAGE                                                         5.7%
* DIVERSIFIED COMPANIES                                           4.8%

[pie chart]

================================================================================
                                                          AS OF MARCH 31, 2001
* OFFICE MANAGEMENT                                              24.7%
* MULTI-FAMILY RESIDENTIAL                                       24.6%
* MALLS & SHOPPING CENTER                                    24.2%
* INDUSTRIAL                                                      7.5%
* OTHER                                                           6.2%
* STORAGE                                                         9.0%
* DIVERSIFIED COMPANIES                                           3.8%

[pie chart]

                                                 www.americancentury.com      7

ACRE--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.5%

DIVERSIFIED COMPANIES -- 4.8%
     111,100  Duke Realty Corp.                                $  2,631,959
     144,500  Security Capital Group Inc. Cl B(1)                 2,703,595
                                                      --------------------------
                                                                  5,335,554
                                                      --------------------------

HOTELS -- 2.3%
     207,200  Innkeepers USA Trust                                1,864,800
      69,600  Lasalle Hotel Properties                              643,104
                                                      --------------------------
                                                                  2,507,904
                                                      --------------------------

INDUSTRIAL -- 7.5%
      61,100  Liberty Property Trust                              1,752,959
     307,810  Prologis Trust                                      6,494,791
                                                      --------------------------
                                                                  8,247,750
                                                      --------------------------

MULTI-FAMILY RESIDENTIAL -- 24.7%
      71,500  Apartment Investment
                 and Management Co.                               3,236,090
     161,600  Archstone Communities Trust                         4,217,760
      30,600  AvalonBay Communities Inc.                          1,461,150
      51,000  Boardwalk Equities Inc.                               397,800
      19,000  Chateau Properties, Inc.                              559,550
      55,722  Equity Residential Properties Trust                 3,254,165
     133,200  Home Properties of New York, Inc.                   4,214,448
      69,200  Post Properties, Inc.                               2,565,936
      36,000  Smith (Charles E.)
                 Residential Realty, Inc.                         1,854,000
      40,400  Summit Properties Inc.                              1,060,500
     307,800  United Dominion Realty Trust, Inc.                  4,395,384
                                                      --------------------------
                                                                 27,216,783
                                                      --------------------------

NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS -- 8.6%
      84,700  Glimcher Realty Trust                               1,370,446
      62,300  Kimco Realty Corporation                            3,024,665
      51,100  Vornado Realty Trust                                2,028,670
      62,200  Weingarten Realty Investors                         3,022,920
                                                      --------------------------
                                                                  9,446,701
                                                      --------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

OFFICE MANAGEMENT -- 30.6%
      33,200  CarrAmerica Realty Corp.                     $        994,672
     152,250  Cousins Properties Inc.                             3,768,188
     355,348  Equity Office Properties Trust                     11,371,136
      79,400  Getty Realty Corp.                                  1,429,200
     173,700  Highwoods Properties, Inc.                          4,299,075
      65,000  Kilroy Realty Corp.                                 1,621,750
     252,600  Mission West Properties Inc.                        3,031,200
     142,300  Prentiss Properties Trust                           3,913,250
     294,631  Ventas, Inc.                                        3,196,746
                                                      --------------------------
                                                                 33,625,217
                                                      --------------------------

REGIONAL MALLS -- 11.3%
      18,900  CBL & Associates Properties, Inc.                 515,025
      55,700  Chelsea Property Group Inc.                         2,531,565
     139,400  General Growth Properties, Inc.                     4,846,938
      27,500  Rouse Company                                         664,675
     144,700  Simon Property Group, Inc.                          3,893,877
                                                      --------------------------
                                                                 12,452,080
                                                      --------------------------

STORAGE -- 5.7%
      58,860  Centerpoint Properties Corp. Cl A                   2,810,565
     103,848  Public Storage, Inc.                                3,470,600
                                                      --------------------------
                                                                  6,281,165
                                                      --------------------------

TOTAL COMMON STOCKS                                             105,113,154
                                                      --------------------------
   (Cost $95,687,597)

TEMPORARY CASH INVESTMENTS - 4.5%
  $5,000,000  FHLB Discount Notes, 3.15%,
                 10/1/01(2)                                       5,000,000
                                                      --------------------------
   (Cost $5,000,000)

TOTAL INVESTMENT SECURITIES - 100.0%                           $110,113,154
                                                      ==========================
   (Cost $100,687,597)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate indicated is the yield to maturity at purchase.

8         1-800-345-2021                       See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period.
Subtracting the liabilities from the assets results in the fund's NET ASSETS.
For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance
(investment income and gains/losses).

SEPTEMBER 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $100,687,597) (Note 3) ................... $110,113,154
Cash ............................................................       84,790
Receivable for investments sold .................................    2,346,569
Receivable for capital shares sold ..............................       67,085
Dividends and interest receivable ...............................      805,066
                                                               -----------------
                                                                   113,416,664
                                                               -----------------

LIABILITIES

Payable for investments purchased ...............................    3,178,807
Accrued management fees (Note 2) ................................      106,675
Distribution fees payable (Note 2) ..............................        2,513
Service fees payable (Note 2) ...................................        2,513
Dividends payable ...............................................       98,728
Payable for directors' fees and expenses (Note 2) ...............           55
Accrued expenses and other liabilities ..........................           87
                                                               -----------------
                                                                     3,389,378
                                                               -----------------

NET ASSETS ...................................................... $110,027,286
                                                               =================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................... $126,189,622
Undistributed net investment income .............................      513,554
Accumulated net realized loss on investment transactions ........  (26,101,447)
Net unrealized appreciation on investments (Note 3) .............    9,425,557
                                                               -----------------
                                                                  $110,027,286
                                                               =================

INVESTOR CLASS, $0.01 PAR VALUE
Net assets ......................................................  $84,229,552
Shares outstanding ..............................................    5,761,376
Net asset value per share .......................................       $14.62

ADVISOR CLASS, $0.01 PAR VALUE
Net assets ......................................................  $12,155,193
Shares outstanding ..............................................      831,307
Net asset value per share .......................................       $14.62

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets ......................................................  $13,642,541
Shares outstanding ..............................................      932,459
Net asset value per share .......................................       $14.63

See Notes to Financial Statements                www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends ......................................................... $3,646,147
Interest ..........................................................     73,863
                                                               -----------------
                                                                     3,720,010
                                                               -----------------

EXPENSES (Note 2):
Management fees ...................................................    632,407
Distribution fees - Advisor Class .................................     13,748
Service fees - Advisor Class ......................................     13,748
Directors' fees and expenses ......................................        886
                                                               -----------------
                                                                       660,789
                                                               -----------------

NET INVESTMENT INCOME .............................................  3,059,221
                                                               -----------------

REALIZED AND UNREALIZED GAIN (NOTE 3)

Net realized gain on investment transactions ......................  1,714,196
Change in net unrealized appreciation on investments ..............  1,520,485
                                                               -----------------

NET REALIZED AND UNREALIZED GAIN ..................................  3,234,681
                                                               -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............. $6,293,902
                                                               =================

10        1-800-345-2021                      See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MARCH 31, 2001

INCREASE IN NET ASSETS
                                              SEPT. 30, 2001      MARCH 31, 2001
OPERATIONS

Net investment income ........................ $  3,059,221        $ 5,702,795
Net realized gain ............................    1,714,196          8,291,009
Change in net unrealized appreciation ........    1,520,485          8,856,825
                                              ---------------    ---------------
Net increase in net assets
   resulting from operations .................    6,293,902         22,850,629
                                              ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
   Investor Class ............................   (2,026,409)        (3,674,453)
   Advisor Class .............................     (262,151)          (301,315)
   Institutional Class .......................     (339,353)          (629,054)
                                              ---------------    ---------------
Decrease in net assets from distributions ....   (2,627,913)        (4,604,822)
                                              ---------------    ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
   from capital share transactions ...........   10,149,592        (16,656,065)
                                              ---------------    ---------------

NET INCREASE IN NET ASSETS ...................   13,815,581          1,589,742

NET ASSETS

Beginning of period ..........................   96,211,705         94,621,963
                                              ---------------    ---------------
End of period ................................ $110,027,286        $96,211,705
                                              ===============    ===============

Undistributed net investment income ..........     $513,554            $82,246
                                              ===============    ===============

See Notes to Financial Statements                 www.americancentury.com    11

Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation)
is  registered  under the  Investment  Company  Act of 1940 (the 1940 Act) as an
open-end management  investment  company.  Real Estate Fund (the fund) is one of the funds in a series  issued by the  corporation.  The fund is  non-diversified under the 1940  Act.  The  fund's  investment  objective  is  long-term  capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing  primarily in securities issued by real estate investment trusts and in the securities of companies which are  principally  engaged in the real estate industry.  There are certain  additional risks involved in investing in the  fund  as  compared  to  investing  in a more  diversified  portfolio  of investments.  The  fund  may be  subject  to  certain  risks  similar  to  those associated  with direct  ownership of real estate  including but not limited to:
local or regional economic conditions,  changes in zoning laws, credit risk, and interest  rate  risk.  The  following  significant  accounting  policies  are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

     MULTIPLE CLASS -- The fund is authorized to issue the following  classes of shares: the Investor Class, the Advisor Class, and the Institutional  Class. The
share classes differ principally in their respective  shareholder  servicing and distribution  expenses  and  arrangements.  All shares of the fund  represent an equal pro rata interest in the assets of the class to which such shares  belong, and have identical voting,  dividend,  liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     SECURITY   VALUATIONS  --  Securities   traded  primarily  on  a  principal
securities  exchange are valued at the last reported sales price, or at the mean of the  latest bid and asked  prices  where no last  sales  price is  available.
Securities traded  over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price.  Debt securities not traded on a principal  securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices.  When valuations are not readily  available,  securities  are  valued  at fair  value  as  determined  in accordance with procedures adopted by the Board of Directors.

     SECURITY  TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified  cost basis, which is also used for federal and state income tax purposes.

     INVESTMENT  INCOME -- Dividend  income less foreign taxes withheld (if any)
is  recorded  as of the  ex-dividend  date.  Interest  income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's  investment  manager,  American Century  Investment
Management,  Inc. (ACIM),  has determined are creditworthy  pursuant to criteria adopted by the Board of  Directors.  Each  repurchase  agreement  is recorded at cost. The fund requires that the collateral, represented by securities, received in a  repurchase  transaction  be  transferred  to  the  custodian  in a  manner sufficient  to enable  the fund to  obtain  those  securities  in the event of a default under the repurchase  agreement.  ACIM monitors,  on a daily basis,  the securities  transferred to ensure that the value, including accrued interest, of the  securities  under each  repurchase  agreement  is equal to or greater  than amounts owed to the fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT -- Pursuant  to an  Exemptive  Order  issued by the
Securities  and  Exchange  Commission,  the fund,  along with  other  registered investment  companies  having  management  agreements  with ACIM,  may  transfer uninvested  cash  balances  into a joint  trading  account.  These  balances are invested in one or more repurchase  agreements that are  collateralized  by U.S.
Treasury or Agency obligations.

     INCOME  TAX STATUS -- It is the  policy of the fund to  distribute  all net investment  income  and net  realized  gains to  shareholders  and to  otherwise qualify as a regulated  investment  company  under  provisions  of the  Internal
Revenue  Code.  Accordingly,  no  provision  has been made for  federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date.  Distributions  from net investment income are declared and paid quarterly.  Distributions from net realized gains are declared and paid annually.

     The  character of  distributions  made during the year from net  investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences  reflect the differing character of  certain  income  items and net  realized  gains  and  losses  for  financial statement  and tax purposes  and may result in  reclassification  among  certain capital accounts.

     At March  31,  2001 the fund had  accumulated  net  realized  capital  loss carryovers  for federal  income tax  purposes of  $26,538,254  (expiring in 2007 through 2009) which may be used to offset future taxable gains.

12    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

     MANAGEMENT FEES -- The corporation has entered into a Management  Agreement with ACIM,  under which ACIM  provides  the fund with  investment  advisory  and management services in exchange for a single,  unified management fee per class.
The  Agreement  provides  that  all  expenses  of  the  fund,  except  brokerage commissions,  taxes, interest,  fees and expenses of those directors who are not considered "interested  persons" as defined in the 1940 Act (including counsel  fees)  and  extraordinary  expenses,  will be paid by ACIM.  The fee is computed  daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

  The annual management fee for each class of the fund is as follows:

                           INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
$0 to $100,000,000 ............ 1.20%           0.95%              1.00%
Over $100,000,000 ............. 1.15%           0.90%              0.95%

     ACIM has entered into a Subadvisory  Agreement with J.P. Morgan  Investment
Management,  Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions  for the fund in  accordance  with the fund's  investment  objectives, policies,  and  restrictions  under  the  supervision  of ACIM and the  Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund.  JPMIM is a wholly owned  subsidiary of J.P. Morgan Chase & Co.
(JPM), an equity investor in American Century Companies, Inc. (ACC).

     DISTRIBUTION  AND  SERVICE  FEES -- The Board of  Directors  has  adopted a
Master  Distribution  and  Shareholder  Services Plan (the plan) for the Advisor
Class,  pursuant to Rule 12b-1 of the 1940 Act. The plan  provides that the fund
will  pay  American  Century   Investment   Services,   Inc.  (ACIS)  an  annual
distribution  fee equal to 0.25% and  service  fee equal to 0.25%.  The fees are computed  daily and paid  monthly  based on the Advisor  Class's  average  daily closing net assets  during the previous  month.  The  distribution  fee provides compensation for distribution  expenses incurred in connection with distributing shares of the Advisor Class including,  but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect  to  shares of the fund.  The  service  fee  provides  compensation  for shareholder  and  administrative  services  rendered by ACIS,  its affiliates or independent  third party providers.  Fees incurred under the plan by the Advisor
Class  during the six months  ended  September  30,  2001,  are  detailed in the
Statement of Operations.

     RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes  that is managed by JPMIM.  JPMIM is a wholly owned  subsidiary of JPM.
The  fund  has a  bank  line  of  credit  agreement  with  JPM.  See  Note 5 for information on the bank line of credit.

     Certain  officers and directors of the corporation are also officers and/or directors,  and, as a group,  controlling stockholders of ACC, the parent of the corporation's  investment  manager,  ACIM, the  distributor of the  corporation,
ACIS,  and  the   corporation's   transfer  agent,   American  Century  Services
Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments,  for the six months ended September 30, 2001, were  $97,757,685 and
$88,254,401, respectively.

     As of September  30, 2001,  accumulated  net  unrealized  appreciation  was
$8,148,166,  based on the aggregate cost of  investments  for federal income tax
purposes  of  $101,964,988,   which  consisted  of  unrealized  appreciation  of
$9,839,307 and unrealized depreciation of $1,691,141.

                                                  www.americancentury.com    13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                   SHARES             AMOUNT

INVESTOR CLASS

SHARES AUTHORIZED ..........................     50,000,000
                                             ================
SIX MONTHS ENDED SEPTEMBER 30, 2001
Sold .......................................      3,113,657       $ 46,865,109
Issued in reinvestment of distributions ....        132,154          1,864,061
Redeemed ...................................     (2,825,354)       (42,144,683)
                                             ----------------   ----------------
Net increase ...............................        420,457       $  6,584,487
                                             ================   ================

YEAR ENDED MARCH 31, 2001
Sold .......................................      8,980,231      $ 114,843,954
Issued in reinvestment of distributions ....        255,071          3,442,824
Redeemed ...................................    (10,179,667)      (131,467,654)
                                             ----------------   ----------------
Net decrease ...............................       (944,365)     $ (13,180,876)
                                             ================   ================

ADVISOR CLASS

SHARES AUTHORIZED ..........................     12,500,000
                                             ================
SIX MONTHS ENDED SEPTEMBER 30, 2001
Sold .......................................        310,338        $ 4,642,795
Issued in reinvestment of distributions ....         17,396            258,253
Redeemed ...................................       (142,462)        (2,120,477)
                                             ----------------   ----------------
Net increase ...............................        185,272        $ 2,780,571
                                             ================   ================

YEAR ENDED MARCH 31, 2001
Sold .......................................        464,316        $ 6,029,093
Issued in reinvestment of distributions ....         21,221            287,758
Redeemed ...................................       (295,422)        (3,712,092)
                                             ----------------   ----------------
Net increase ...............................        190,115        $ 2,604,759
                                             ================   ================

INSTITUTIONAL CLASS

SHARES AUTHORIZED ..........................     12,500,000
                                             ================
SIX MONTHS ENDED SEPTEMBER 30, 2001

Sold .......................................        352,996        $ 5,278,316
Issued in reinvestment of distributions ....         22,815            339,353
Redeemed ...................................       (327,631)        (4,833,135)
                                             ----------------   ----------------
Net increase ...............................         48,180        $   784,534
                                             ================   ================

YEAR ENDED MARCH 31, 2001

Sold .......................................        629,583       $  7,677,465
Issued in reinvestment of distributions ....         44,204            596,170
Redeemed ...................................     (1,105,318)       (14,353,583)
                                             ----------------   ----------------
Net decrease ...............................       (431,531)      $ (6,079,948)
                                             ================   ================

14    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

     The fund,  along with certain other funds managed by ACIM, has an unsecured
$520,000,000  bank line of credit  agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.  Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended September 30, 2001.

                                                 www.americancentury.com     15

ACRE--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                       Investor Class
                                            2001(1)    2001       2000       1999      1998(2)     1997       1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ..... $14.00     $11.74     $12.10     $16.12     $16.06     $12.29      $9.82
                                          --------   --------   --------   --------   --------   --------   --------

Income From Investment Operations

  Net Investment Income .................. 0.41(3)    0.71(3)    0.74(3)    0.73(3)    0.25(3)    0.67(3)     0.55

  Net Realized and Unrealized Gain (Loss)    0.57       2.14      (0.41)     (4.09)      0.26       4.13       2.27
                                          --------   --------   --------   --------   --------   --------   --------

  Total From Investment Operations .......  0.98       2.85       0.33      (3.36)      0.51       4.80       2.82
                                          --------   --------   --------   --------   --------   --------   --------

Distributions

  From Net Investment Income ............. (0.36)     (0.59)     (0.69)     (0.54)     (0.18)     (0.48)     (0.35)

  From Net Realized Gains ................   --         --         --       (0.12)     (0.27)     (0.55)       --
                                          --------   --------   --------   --------   --------   --------   --------

  Total Distributions .................... (0.36)     (0.59)     (0.69)     (0.66)     (0.45)     (1.03)     (0.35)
                                          --------   --------   --------   --------   --------   --------   --------

Net Asset Value, End of Period ........... $14.62     $14.00     $11.74     $12.10     $16.12     $16.06     $12.29
                                          ========   ========   ========   ========   ========   ========   ========

  TOTAL RETURN(4) ........................  6.94%     24.57%      2.87%    (21.04)%     3.26%     40.69%     29.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................... 1.20%(5)     1.19%      1.20%      1.20%    1.15%(5)     1.17%      1.00%

Ratio of Operating Expenses
to Average Net Assets (before expense
waivers and reimbursements)(6) .......... 1.20%(5)     1.19%      1.20%      1.20%    1.20%(5)     1.82%      6.83%

Ratio of Net Investment Income
to Average Net Assets ................... 5.54%(5)     5.32%      5.95%      5.41%    3.75%(5)     4.48%      5.84%

Ratio of Net Investment Income
to Average Net Assets (before expense
waivers and reimbursements)(6) .......... 5.54%(5)     5.32%      5.95%      5.41%    3.70%(5)     3.84%      0.01%

Portfolio Turnover Rate .................      83%      242%       102%        66%        28%        69%        86%

Net Assets, End of Period (in thousands) .$84,230    $74,776     $73,812   $110,285   $135,922    $76,932    $7,209

(1) Six months ended September 30, 2001 (unaudited).

(2) The period ended March 31, 1998 represents a five month reporting period.
    The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended
    October 31.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the period ended October 31, 1996 and for a portion of the period
    October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective July 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee which is paid for subadvisory services, was waived.

16        1-800-345-2021                      See Notes to Financial Statements

ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Advisor Class
                                                             2001(1)        2001          2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .....................   $14.00        $11.74        $12.10        $12.22
                                                           ---------     ---------     ---------     ---------

Income From Investment Operations

  Net Investment Income(3) ...............................    0.40          0.68          0.75          0.43

  Net Realized and Unrealized Gain (Loss) ................    0.56          2.14         (0.45)        (0.15)
                                                           ---------     ---------     ---------     ---------

  Total From Investment Operations .......................    0.96          2.82          0.30          0.28
                                                           ---------     ---------     ---------     ---------

Distributions

  From Net Investment Income .............................   (0.34)        (0.56)        (0.66)        (0.28)

  From Net Realized Gains ................................     --            --            --         (0.12)
                                                           ---------     ---------     ---------     ---------

  Total Distributions ....................................   (0.34)        (0.56)        (0.66)        (0.40)
                                                           ---------     ---------     ---------     ---------

Net Asset Value, End of Period ...........................   $14.62        $14.00        $11.74        $12.10
                                                           =========     =========     =========     =========

  TOTAL RETURN(4) ........................................    6.80%        24.28%         2.62%         2.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........  1.45%(5)        1.44%         1.45%       1.45%(5)

Ratio of Net Investment Income to Average Net Assets .....  5.29%(5)        5.07%         5.70%       5.16%(5)

Portfolio Turnover Rate ..................................      83%         242%           102%         66%(6)

Net Assets, End of Period (in thousands) .................  $12,155         $9,046        $5,353        $449

(1) Six months ended September 30, 2001 (unaudited).

(2) October 6, 1998 (commencement of sale) through March 31, 1999.

(3) Computed using averages shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 1999.

See Notes to Financial Statements                 www.americancentury.com    17

ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Institutional Class
                                                   2001(1)     2001         2000       1999       1998(2)     1997(3)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............  $14.01      $11.75      $12.11      $16.12      $16.06      $14.24
                                                 ---------   ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income(4) ......................   0.42        0.73        0.75        0.78        0.26        0.28

  Net Realized and Unrealized Gain (Loss) .......   0.57        2.15       (0.38)      (4.09)       0.26        1.63
                                                 ---------   ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ..............   0.99        2.88        0.37       (3.31)       0.52        1.91
                                                 ---------   ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ....................  (0.37)      (0.62)      (0.73)      (0.58)      (0.19)      (0.09)

  From Net Realized Gains .......................    --          --          --        (0.12)      (0.27)        --
                                                 ---------   ---------   ---------   ---------   ---------   ---------

  Total Distributions ...........................  (0.37)      (0.62)      (0.73)      (0.70)      (0.46)      (0.09)
                                                 ---------   ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ..................  $14.63      $14.01      $11.75      $12.11      $16.12      $16.06
                                                 =========   =========   =========   =========   =========   =========

  TOTAL RETURN(5) ...............................   7.04%      24.80%       3.18%     (20.77)%      3.32%      13.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........................... 1.00%(6)      0.99%       1.00%       1.00%     0.95%(6)    1.00%(6)

Ratio of Operating Expenses
to Average Net Assets (before expense
waivers and reimbursements)(7) .................. 1.00%(6)      0.99%       1.00%       1.00%     1.00%(6)    1.00%(6)

Ratio of Net Investment Income
to Average Net Assets ........................... 5.74%(6)      5.52%       6.15%       5.61%     4.00%(6)    4.85%(6)

Ratio of Net Investment Income
to Average Net Assets (before expense
waivers and reimbursements)(7) .................. 5.74%(6)      5.52%       6.15%       5.61%     3.95%(6)    4.85%(6)

Portfolio Turnover Rate .........................   83%          242%        102%         66%       28%         69%(8)

Net Assets, End of Period (in thousands) ........ $13,643      $12,390     $15,457     $26,315    $14,795      $13,365

(1) Six months ended September 30, 2001 (unaudited).

(2) The period ended March 31, 1998 represents a five month reporting period.
    The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended
    October 31.

(3) June 16, 1997 (commencement of sale) through October 31, 1997.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services was waived.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

18      1-800-345-2021                        See Notes to Financial Statements

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three  classes  of shares  are  authorized  for sale by the fund:  Investor
Class, Advisor Class and Institutional Class.

     INVESTOR CLASS  shareholders  do not pay any  commissions or other fees for purchase  of fund shares  directly  from  American  Century.  Investors  who buy
Investor  Class  shares  through  a  broker-dealer  may be  required  to pay the broker-dealer a transaction fee.

     ADVISOR  CLASS shares are sold  through  banks,  broker-dealers,  insurance companies  and financial  advisors.  Advisor Class shares are subject to a 0.50%
Rule 12b-1  service and  distribution  fee. Half of that fee is available to pay for recordkeeping and administrative  services, and half is available to pay for distribution  services provided by the financial  intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares  is 0.25%  higher  than the total  expense  ratio of the  Investor  Class shares.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations,
defined  benefit  pension  plans  or  financial   intermediaries  serving  these
investors.   This  class   recognizes  the  relatively  lower  cost  of  serving
institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple  funds.  In  recognition of the larger  investments and account  balances and  comparatively  lower  transaction costs, the total expense ratio of the  Institutional  Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All  classes  of  shares  represent  a pro rata  interest  in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any  distributions  you receive from an IRA and certain
403(b)  distributions  [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn,  unless you elect not to have withholding  apply. If you don't want us to withhold on this amount,  you may send us a written  notice not to have the federal  income tax withheld.  Your written notice is valid from the date of receipt at  American  Century.  Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw,  you may make your  election by  completing  our
Exchange/Redemption  form or an IRS Form W-4P. Call American  Century for either form.  Your  written  election  is valid from the date of  receipt  at  American
Century. You may revoke your election at any time by sending a written notice to
us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable  portion of your  withdrawal.  If you elect not to have income tax  withheld or you don't have enough  income tax  withheld, you may be  responsible  for payment of estimated  tax. You may incur  penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com    19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American  Century  offers 15 growth and  income  funds  including  domestic equity,  balanced,  asset  allocation,  and  specialty.  Specialty  equity funds concentrate  their  holdings  in  specific  industries  or  sectors of the stock market.  These funds typically respond  differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN  CENTURY  REAL  ESTATE  FUND'S  primary  investment  objective  is long-term capital appreciation, with income as a secondary objective.

     ACRE typically  invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate  industry.  The fund's  management team evaluates  potential  investments based on cash flow, property types, and exposure to growing property markets.

     Real estate  investing  involves  inherent risks,  including  interest rate fluctuations,  credit risk, and the impact of changing economic  conditions.  In addition,  by  focusing on a specific  market  sector,  the fund may  experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     RREEF  America  LLC,  and its  predecessor  company,  served as the  fund's investment subadvisor from its inception until it resigned on December 31, 1999.
In connection with its resignation,  RREEF informed ACIM and the fund that RREEF had entered into an arrangement  with J.P.  Morgan  Investment  Management  Inc.
(JPMIM),  providing for RREEF's  resignation  as subadvisor  and the purchase by
JPMIM from RREEF of certain books and records  relating to the fund. JPMIM began subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial
Statements.)

FUND BACKGROUND

     To better serve  investors,  RREEF and American  Century merged an existing fund managed by RREEF,  RREEF Real Estate Securities Fund, into ACRE on June 13,
1997.

     The RREEF fund  commenced  operations  on September  21, 1995,  and had $25 million in assets at the time of the  merger.  ACRE was offered to the public by
American Century on June 16, 1997.

COMPARATIVE INDICES

     The  following   indices  are  used  in  the  report  as  fund  performance comparisons. They are not investment products available for purchase.

     The  S&P  500 INDEX is a  capitalization-weighted  index of 500  widely traded  stocks.  Created by  Standard  &  Poor's,  it is  considered  to represent the performance of the stock market in general.

     The  MORGAN   STANLEY  REIT  INDEX  is  a  market   capitalization-weighted
total-return  index of real estate  investment  trusts (REITs) that meet certain liquidity  requirements.  The  index  was  designed  to track  the  total-return performance of a broad group of REIT stocks,  assuming dividend  reinvestment in the index on the ex-dividend date.

     The  NASDAQ  COMPOSITE  is a market  capitalization  price-only  index that reflects the  aggregate  performance  of domestic  common  stocks  traded on the regular Nasdaq market, as well as national market  system-traded  foreign common stocks and American  Depositary  Receipts.  It is  considered  to represent  the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[left margin]

PORTFOLIO MANAGERS

  ACRE
------------------------------------
      SCOTT BLASDELL
      CHARLES FITZGERALD

20    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 16-18.

INVESTMENT TERMS

*   FUNDS FROM OPERATIONS (FFO)-- FFO is the most commonly used measure of a
REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a
P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

                                                  www.americancentury.com    21

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

     *  LARGE-CAPITALIZATION  ("LARGE-CAP")  STOCKS--  the  stocks  of companies  with  a  market  capitalization  (the  total  value  of  a  company's
outstanding  stock)  of  more  than  $8.8  billion.   This  is  Lipper's  market
capitalization  breakpoint as of September 30, 2001,  although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the
S&P 500 Index generally consist of stocks in this range.

     *  MEDIUM-CAPITALIZATION   ("MID-CAP")  STOCKS--  the  stocks  of
companies  with  a  market  capitalization  (the  total  value  of  a  company's outstanding  stock) of between $2 billion  and $8.8  billion.  This is  Lipper's market  capitalization  breakpoint as of September 30, 2001,  although it may be subject  to  change  based on market  fluctuations.  The  S&P  400 Index and
Russell 2500 Index generally consist of stocks in this range.

     *  SMALL-CAPITALIZATION  ("SMALL-CAP")  STOCKS--  the  stocks  of companies  with  a  market  capitalization  (the  total  value  of  a  company's
outstanding   stock)  of  less  than  $2  billion.   This  is  Lipper's   market
capitalization  breakpoint as of September 30, 2001,  although it may be subject to change  based on market  fluctuations.  The S&P 600 Index and the Russell
2000 Index generally consist of stocks in this range.

     * VALUE  STOCKS--  generally  considered  to be stocks  that are  purchased
because  they  are   relatively   inexpensive.   These   stocks  are   typically
characterized by low P/E ratios.

FUND CLASSIFICATIONS

     Please be aware that a fund's category may change over time. Therefore,  it is  important  that you read the fund's  prospectus  or fund  profile  carefully before  investing  to ensure its  objectives,  policies and risk  potential  are consistent with your needs.

INVESTMENT OBJECTIVE

     The investment  objective may be based on the fund's objective as stated in its  prospectus or fund profile,  or the fund's  categorization  by  independent rating organizations based on its management style.

     * CAPITAL  PRESERVATION  -- offers  taxable and tax-free money market funds for relative stability of principal and liquidity.

     * INCOME -- offers funds that can provide  current  income and  competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

     * GROWTH  &  INCOME -- offers funds that  emphasize both growth and income  provided by either  dividend-paying  equities or a combination of equity and fixed-income securities.

     * GROWTH -- offers funds with a focus on capital appreciation and long-term growth,  generally  providing high return  potential with  correspondingly  high price-fluctuation risk.

RISK

     The  classification  of funds  by risk  category  is based on  quantitative historical  measures  as well as  qualitative  prospective  measures.  It is not intended to be a precise  indicator of future risk or return levels.  The degree of risk within each category can vary significantly,  and some fund returns have historically  been  higher  than  more  aggressive  funds  or  lower  than  more conservative funds.

     * CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

     * MODERATE -- these funds generally  provide moderate return potential with moderate price-fluctuation risk.

     * AGGRESSIVE -- these funds  generally  provide high return  potential with correspondingly high price-fluctuation risk.

22    1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                  www.americancentury.com    23

Notes
--------------------------------------------------------------------------------

24    1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term Tax-Free
   Treasury                        AZ Municipal Bond
   Ginnie Mae                      FL Municipal Bond
   Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
   Limited-Term Bond               CA Limited-Term Tax-Free
   Short-Term Government           Limited-Term Tax-Free
   Short-Term Treasury

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0111                             American Century Investment Services, Inc.
SH-SAN-27386                     (c)2001 American Century Services Corporation

[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

AMERICAN CENTURY
Semiannual Report

[photos of rowers and financial chart]

Equity Index

September 30, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

[Dalbar Seal]

                American Century's reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The  period  covered in this  report  ended  just  nineteen  days after the terrorist  attacks on September 11. The weeks following the disaster were filled with enormous  sorrow for the  devastating  human toll, as well as confusion and anxiety about the future of our country and our economy.

     The U.S. stock market was closed for four days, the longest  shutdown since
World  War I.  The  investment  community  --  including  the  American  Century investment management team -- worked hard to resume full operations as exchanges and markets reopened.  All major stock market indices declined  significantly in that first week of trading,  but the U.S.  financial  system,  and the  American people,  displayed  extraordinary  resiliency.  Selling  was orderly and without panic.  By  September  30, the major  indices  had  recovered a portion of their losses.

     In that spirit, we are pressing forward.  We will not allow these events to distract  us from our  corporate  mission  and  investment  philosophies.  We're pleased to announce a  long-planned  change in our investment  team's  executive leadership  that  occurred  since our last  report  to you.  Robert  Puff,  Jr., president  and chief  investment  officer (CIO) of American  Century  Investment
Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk,  formerly CIO for American Century's  fixed-income  discipline, succeeded  Bob as ACIM  president  and  CIO.  As the  company's  top  investment executive,  Randy  is  responsible  for  all of  American  Century's  investment management functions, including portfolio management, research, and trading.

     Randy has worked in the  financial  services  industry for nearly 25 years.
Since  joining   American   Century  in  1987,   he  has  had  broad   oversight
responsibilities  for both fixed income and equity portfolios.  Randy has worked closely  with Bob for a number  of years,  making  this a smooth  and  effective transition.

     During his 18 years with the company, Bob has been the primary architect of
American Century's move beyond its successful domestic growth investment process to other  investment  disciplines.  While  reducing  his  day-to-day  management responsibilities,  he'll  increase  his focus on our  business  strategy and the professional development of our investment managers.

     As always,  we appreciate  your continued  confidence in American  Century, especially during these difficult times.

Sincerely,

[signature]                       [signature]
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

EQUITY INDEX

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................12
   Statement of Operations .................................................13
   Statement of Changes
      in Net Assets ........................................................14
   Notes to Financial
      Statements ...........................................................15
   Financial Highlights ....................................................18

OTHER INFORMATION

   Share Class and Retirement
      Account Information ..................................................20
   Background Information
      Investment Philosophy

                                                www.americancentury.com      1

Equity Index--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                                  INVESTOR CLASS         INSTITUTIONAL CLASS
                               (INCEPTION 2/26/99)       (INCEPTION 2/26/99)

                                EQUITY       S&P 500      EQUITY       S&P 500
                                INDEX        INDEX        INDEX         INDEX

6 MONTHS* ..................... -9.91%      -9.69%        -9.80%         -9.69%
1 YEAR ........................ -26.89%    -26.63%       -26.70%        -26.63%
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
LIFE OF FUND .................. -5.84%      -5.35%        -5.57%         -5.35%

*Returns for periods less than one year are not annualized.

See pages 20-22 for information about share classes, the S&P 500 Index and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Equity
Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500
Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total
Returns table above). Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

* From 2/26/99 to 9/30/99. Not annualized.

 2      1-800-345-2021

Equity Index--Performance Review
--------------------------------------------------------------------------------

     A market overview and performance  summary from Barclays Global  Investors, the subadvisor for the Equity Index Fund.

     Equity Index declined 9.91%* for the six-months  ending September 30, 2001, slightly  trailing the S&P 500 Index,  which fell 9.69%.  The fund's  return typically  trails the index by a narrow margin due to costs  associated with the fund's  operation,  such as  management  fees,  which are deducted  from assets.
Because the index is not actively managed, it has no such costs to contend with

ONE OF THE MOST VOLATILE PERIODS ON RECORD

     After four  consecutive  quarters of  declines,  the overall  stock  market rebounded in April.  Buoyed by the prospect that the Federal Reserve's series of interest rate cuts would pull the economy out of its doldrums, investors tiptoed back into stocks.  In the latter half of the second quarter,  however,  optimism began to fade when investors  realized a rebound in corporate  profits would not occur before the end of the year.

     U.S.  economic and stock market conditions took a turn for the worse in the third quarter. Weak economic news, disappointing corporate earnings reports, and rising  layoff  announcements  weighed  on stock  prices.  More  ominously,  the negative  sentiment  appeared to be  undermining  consumer  confidence--consumer spending had been a major prop to the weak economy.

     With the economy already in a vulnerable position, the terrorist attacks on
September 11 increased the  likelihood of a recession.  The market  responded to the events  with a broad sell off.  In the end,  only  three  sectors  recovered enough to eke out  positive  returns  for the six  months.  These were among the defensive categories that typically exhibit predictable  earnings--health  care, telecommunications, and consumer non-cyclicals.

DEFENSIVE STOCKS PULL THROUGH

     The health care sector  contributed  most to returns.  In addition to their defensive  qualities,  health  care  stocks  benefited  from  changes in federal legislation  that increased  hospitals'  pricing  flexibility  and from gains in market  share by regional  hospital  chains.  The  improved  cash flows  enabled hospitals  to  buy  more  equipment,  boosting  medical  products  and  supplies companies.

     Drug companies offered mixed performance.  Generic drug makers continued to benefit from the  expiration of patents on name brand drugs.  On the other hand, increased generic  competition meant lost revenues for the major  pharmaceutical companies,  and their  stocks  declined.  Businesses  involved  in the  volatile biotech  industry  suffered when the uncertain  environment  caused investors to turn away from high-risk stocks.

     Nervous  investors  also  were  drawn to the  conservative  but  relatively dependable earnings of regional telephone providers. Many of these stocks became even more attractive when several  companies  announced  capital  spending cuts.
Capital expenditures related to the build-out of telecommunications networks had weighed on corporate  cash flows,  and the spending  cuts boded well for balance sheets.

     Consumer  non-cyclicals  was the  third  sector in the  market  to  deliver positive returns.  Even in tough economic times,  consumers  continue to buy the basics, such as food, beverages, and soap, providing these companies with fairly stable earnings. Grocery stores and home products makers boosted

* All fund returns referenced in this performance review are for Investor
Class shares.

[right margin]

PORTFOLIO AT A GLANCE

                                                 9/30/01           3/31/01

NO. OF EQUITY SECURITIES                          500               500
P/E RATIO                                        25.9              27.0
MEDIAN MARKET                                    $6.93             $7.60
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $94.9             $97.2
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               1%(1)            10%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.49%(3)            0.49%

(1)    Six months ended 9/30/01.
(2)    Year ended 3/31/01.
(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                      AS OF SEPTEMBER 30, 2001
U.S. COMMON STOCKS & FUTURES                                 97.9%
FOREIGN COMMON STOCKS                                             2.0%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         99.9%
TEMPORARY CASH INVESTMENTS                                        0.1%

Investment terms are defined in the Glossary on pages 22-23.

                                                www.americancentury.com      3

Equity Index--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

performance. Conversely, a number of stocks in the consumer cyclical sector declined on signs that consumers were scaling back nonessential purchases.

WEAK ECONOMY ROILS STOCKS

     The slumping economy hurt consumer  services  stocks.  These companies fell hard when consumers decreased discretionary spending,  businesses reduced travel budgets,  and  marketers  slashed ad  budgets.  Taking the brunt of the hit were media  outlets,  which were  dependent on  advertising  revenue.  Following  the terrorist  attacks,  consumer  services  stocks came under even more pressure on fears that the economy would tip into a recession.

     Financials,  the largest sector weighting in the index, also detracted from performance.  Even before  September 11,  earnings at financial  companies  were struggling under the weight of the weak economy. Securities and asset management businesses as well as financial services firms contended with the bearish equity
market  and   depressed   investment-banking   activity,   while  concern  about
deteriorating  credit  quality  of  loan  portfolios  loomed  over  the  banking industry.  The attacks amplified these concerns.  Moreover,  after September 11, property and casualty  insurers'  stocks  plummeted on worries that  billions of dollars in claims  would be paid;  however,  the  stocks  later  rebounded  when investors bet losses would be recouped by higher premiums.

     The stormy period buffeted volatile  technology stocks, and the tech sector was the worst performing sector in the market. Semiconductor companies typically are among the  first  businesses  to feel the  impact of an  economic  upturn or downturn.  The  industry  was  beginning to find its footing at the start of the third quarter when investors saw hints of an economic recovery in 2002. However, the events of September 11 delayed the recovery indefinitely,  and semiconductor stocks sold off.

     The story was similar for software  companies.  For most of the year, these businesses wrestled with reduced demand from corporate IT officers. Nonetheless, the stocks held up reasonably  well in the difficult  environment  as executives continued to spend money on software that could help them increase  productivity and cut costs.  After September 11,  investors  turned away from these stocks on fears that the attacks  would set off another  round of budget cuts and may have robbed  software  companies  of the  opportunity  to close  key  sales--software companies  typically  record the majority of their  quarterly sales in the final month of the quarter.

     Not one  industry  in the  tech  sector  posted  positive  returns  for the six-month period.  However,  a few stocks in the defense and aerospace  industry surged on the prospect of  increased  military  spending as the U.S.  government
considered   retaliatory  strikes  against  the  terrorists  and  the  country's long-term security needs.

INVESTORS LOOK FOR A RECOVERY

     Despite  the  overall  market  decline  seen in the  immediate  wake of the terrorist  attacks,  the combination of accommodative  monetary  policy,  fiscal stimulus,  and low energy prices appeared to have acted as important stabilizers by the end of the period.  These conditions could help position the market for a rebound in 2002.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                            AS OF                AS OF
                                           9/30/01             3/31/01

GENERAL ELECTRIC CO.                         3.9%                3.9%
MICROSOFT CORP.                              2.9%                2.7%
EXXON MOBIL CORP.                            2.9%                2.6%
PFIZER, INC.                                 2.7%                2.4%
WAL-MART STORES, INC.                        2.3%                2.1%
AMERICAN INTERNATIONAL
     GROUP, INC.                             2.2%                1.7%
CITIGROUP INC.                               2.2%                2.1%
JOHNSON & JOHNSON                        1.8%                1.1%
INTERNATIONAL BUSINESS
     MACHINES CORP.                          1.7%                1.6%
SBC COMMUNICATIONS                           1.7%                1.4%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            9/30/01            3/31/01

DRUGS                                        13.2%               9.3%
BANKS                                         8.9%               8.4%
FINANCIAL SERVICES                            7.3%               7.3%
TELEPHONE                                     5.8%               5.5%
ENERGY RESERVES
     & PRODUCTION                         5.3%               5.7%

 4          1-800-345-2021

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------
================================================================================
COMMON STOCKS -- 99.9%

AIRLINES -- 0.2%
                    8,004  AMR Corp.(1)                                              $         153,197
                    6,349  Delta Air Lines Inc.                                                167,296
                   39,476  Southwest Airlines Co.                                              585,823
                    3,506  US Airways Group Inc.(1)                                             16,303
                                                                                   -----------------------------------------
                                                                                               922,619
                                                                                   -----------------------------------------

ALCOHOL -- 0.5%
                   46,434  Anheuser-Busch Companies, Inc.                                    1,944,656
                    3,549  Brown-Forman Corp. Cl B                                             224,226
                    1,887  Coors (Adolph) Co. Cl B                                              84,915
                                                                                   -----------------------------------------
                                                                                             2,253,797
                                                                                   -----------------------------------------

APPAREL & TEXTILES -- 0.2%
                    2,724  Liz Claiborne, Inc.                                                 102,695
                   14,056  NIKE, Inc.                                                          657,961
                    2,984  Reebok International Ltd.(1)                                         61,769
                    5,768  VF Corp.                                                            168,829
                                                                                   -----------------------------------------
                                                                                               991,254
                                                                                   -----------------------------------------

BANKS -- 8.9%
                   19,152  Amsouth Bancorporation                                              346,077
                   82,955  Bank of America Corp.                                             4,844,572
                   38,126  Bank of New York Co., Inc. (The)                                  1,334,410
                   60,324  Bank One Corp.                                                    1,898,396
                   22,733  BB&T Corporation                                                    828,618
                   11,250  Charter One Financial Inc.                                         317,475
                  260,347  Citigroup Inc.                                                   10,544,054
                    9,201  Comerica Inc.                                                       509,735
                   29,782  Fifth Third Bancorp                                               1,830,997
                   56,050  Fleet Boston Financial Corp.                                      2,031,813
                   13,039  Huntington Bancshares Inc.                                          226,031
                  102,836  JP Morgan Chase & Co.                                             3,511,849
                   22,013  KeyCorp                                                             531,394
                   24,710  Mellon Bank Corp.                                                   798,874
                   31,094  National City Corp.                                                 931,265
                   11,572  Northern Trust Corp.                                                608,051
                   14,920  PNC Bank Corp.                                                      854,170
                   11,731  Regions Financial Corp.                                             338,909
                   17,649  SouthTrust Corp.                                                    449,873
                   16,808  State Street Corp.                                                  764,764
                   15,149  SunTrust Banks, Inc.                                              1,008,923
                   15,033  Synovus Financial Corp.                                             414,911
                   98,647  U.S. Bancorp                                                      2,187,990
                    7,095  Union Planters Corp.                                                304,376
                   72,640  Wachovia Corp.                                                    2,251,840
                   10,031  Wachovia Corp. DEPS(2)                                                4,815
                   88,860  Wells Fargo & Co.                                                 3,949,827
                    4,740  Zions Bancorporation                                                254,325
                                                                                  -----------------------------------------
                                                                                            43,878,334
                                                                                  -----------------------------------------

Shares                                                                                          Value
-------------------------------------------------------------------------------

CHEMICALS -- 1.8%
                   11,845  Air Products & Chemicals, Inc.                      $                456,980
                    3,590  Ashland Inc.                                                         138,395
                    5,713  Avery Dennison Corp.                                                 270,282
                   46,470  Dow Chemical Co.                                                   1,522,357
                   53,988  du Pont (E.I.) de Nemours & Co.                                    2,025,631
                    3,988  Eastman Chemical Company                                             144,764
                    6,769  Engelhard Corp.                                                      156,364
                    1,588  FMC Corp.(1)                                                          77,796
                    8,267  Goodyear Tire & Rubber Co. (The)                                     152,361
                    2,652  Great Lakes Chemical Corp.                                            58,609
                    5,561  Hercules Inc.(1)                                                      45,878
                   20,455  Minnesota Mining
                              & Manufacturing Co.                                             2,012,772
                    8,741  PPG Industries, Inc.                                                 399,901
                    8,298  Praxair, Inc.                                                        348,516
                   11,373  Rohm and Haas Co.                                                    372,579
                    4,303  Sealed Air Corp.(1)                                                  157,016
                    8,157  Sherwin-Williams Co.                                                 181,249
                    5,256  Vulcan Materials Co.                                                 227,059
                                                                                  ------------------------------------------
                                                                                              8,748,509
                                                                                  ------------------------------------------

CLOTHING STORES -- 0.3%
                   44,507  Gap, Inc. (The)                                                      531,859
                   22,106  Limited, Inc. (The)                                                  210,007
                    6,884  Nordstrom, Inc.                                                       99,474
                   14,507  TJX Companies, Inc. (The)                                            477,280
                                                                                  ------------------------------------------
                                                                                              1,318,620
                                                                                  ------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 3.6%
                   18,082  Apple Computer, Inc.(1)                                              280,361
                   14,668  Avaya Inc.(1)                                                        145,213
                   87,455  Compaq Computer Corp.                                                726,751
                  134,676  Dell Computer Corp.(1)                                             2,496,219
                  114,275  EMC Corp. (Mass.)                                                  1,342,731
                   16,675  Gateway Inc.(1)                                                       90,879
                  100,558  Hewlett-Packard Co.                                                1,618,984
                   89,945  International Business
                              Machines Corp.                                                  8,301,923
                    6,658  Lexmark International
                              Group, Inc. Cl A(1)                                               297,679
                   16,848  Network Appliances, Inc.(1)                                          114,988
                   29,367  Palm Inc.(1)                                                          43,023
                   12,783  Pitney Bowes, Inc.                                                   488,950
                    4,729  Qlogic Corp.(1)                                                       89,875
                  168,670  Sun Microsystems, Inc.(1)                                          1,394,058
                   11,769  Symbol Technologies, Inc.                                            123,457
                   35,949  Xerox Corp.                                                          278,605
                                                                                  ------------------------------------------
                                                                                             17,833,696
                                                                                  ------------------------------------------

See Notes to Financial Statements               www.americancentury.com      5

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 4.4%
                   12,392  Adobe Systems Inc.                                       $          296,974
                    2,764  Autodesk, Inc.                                                       88,614
                   12,571  BMC Software Inc.(1)                                                159,652
                    9,559  Citrix Systems, Inc.(1)                                             189,220
                   29,853  Computer Associates
                              International, Inc.                                              768,416
                   19,090  Compuware Corp.(1)                                                  159,115
                   10,847  Intuit Inc.(1)                                                      388,268
                    4,288  Mercury Interactive Corp.(1)                                         81,622
                  278,642  Microsoft Corp.(1)                                               14,258,112
                    5,020  NCR Corp.(1)                                                        148,843
                   18,658  Novell, Inc.(1)                                                      68,475
                  290,708  Oracle Corp(.(1))                                                 3,658,560
                   13,614  Parametric Technology Corp.(1)                                       70,589
                   15,261  PeopleSoft, Inc.(1)                                                 274,927
                   23,417  Siebel Systems, Inc.(1)                                             304,772
                   16,400  Unisys Corp.(1)                                                     142,024
                   20,549  Veritas Software Corp.(1)                                           378,821
                                                                                  -----------------------------------------
                                                                                            21,437,004
                                                                                  -----------------------------------------

CONSTRUCTION & REAL PROPERTY -- 0.2%
                    3,118  Centex Corp.                                                            105,170
                    4,142  Fluor Corporation                                                   159,467
                    2,256  KB Home                                                              64,093
                   23,836  Masco Corp.                                                         487,208
                    3,079  Pulte Homes Inc.                                                     94,371
                                                                                  -----------------------------------------
                                                                                               910,309
                                                                                  -----------------------------------------

CONSUMER DURABLES -- 0.1%
                    4,248  Black & Decker Corporation                                          132,538
                   10,178  Leggett & Platt, Inc.                                               198,471
                    3,893  Maytag Corp.                                                         95,924
                    2,967  Snap-on Inc.                                                         66,253
                    3,467  Whirlpool Corp.                                                     191,898
                                                                                  -----------------------------------------
                                                                                               685,084
                                                                                  -----------------------------------------

DEFENSE/AEROSPACE -- 1.3%
                   45,194  Boeing Co.                                                        1,513,999
                   10,368  General Dynamics Corp.                                              915,702
                    5,329  Goodrich Corp.                                                      103,809
                   41,863  Honeywell International Inc.                                      1,105,183
                    4,510  ITT Industries, Inc.                                                202,048
                   22,450  Lockheed Martin Corp.                                               982,188
                    4,371  Northrop Grumman Corp.                                              441,471
                   18,431  Raytheon Company                                                    640,477
                    9,436  Rockwell Collins                                                    133,991
                    6,494  TRW Inc.                                                            193,651
                                                                                   -----------------------------------------
                                                                                             6,232,519
                                                                                   -----------------------------------------

Shares                                                                                           Value
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 3.5%
                    5,844  Big Lots Inc.                                            $             48,447
                   23,269  Costco Companies, Inc.(1)                                             827,795
                    4,396  Dillards Inc.                                                          57,895
                   17,077  Dollar General Corp.                                                  199,801
                    8,898  Family Dollar Stores, Inc.                                            244,873
                   10,236  Federated Department Stores, Inc.(1)                                  288,655
                   25,320  Kmart Corp.(1)                                                        176,987
                   17,263  Kohl's Corp.(1)                                                       828,624
                   15,521  May Department Stores Co. (The)                                       450,419
                   13,619  Penney (J.C.) Company, Inc.                                           298,256
                   16,971  Sears, Roebuck & Co.                                                  587,875
                   46,556  Target Corp.                                                        1,478,619
                  231,499  Wal-Mart Stores, Inc.                                              11,459,201
                                                                                   ------------------------------------------
                                                                                              16,947,447
                                                                                   ------------------------------------------

DRUGS -- 13.2%
                   80,203  Abbott Laboratories                                                 4,158,526
                    6,838  Allergan, Inc.                                                        453,359
                   68,105  American Home Products Corp.                                        3,967,116
                    5,325  AmerisourceBergen Corp.(1)                                            377,809
                   54,028  Amgen Inc.(1)                                                       3,175,496
                   30,723  Baxter International, Inc.                                          1,691,301
                    7,666  Biogen, Inc.(1)                                                       425,808
                  100,654  Bristol-Myers Squibb Co.                                            5,592,336
                   23,063  Cardinal Health, Inc.                                               1,705,509
                    9,805  Chiron Corp.(1)                                                       435,195
                    9,139  Forest Laboratories, Inc. Cl A(1)                                     659,287
                   27,628  Immunex Corp.(1)                                                      515,953
                  156,748  Johnson & Johnson                                                   8,683,839
                   11,804  King Pharmaceuticals, Inc.(1)                                         495,178
                   58,226  Lilly (Eli) & Co.                                                   4,698,838
                   14,784  McKesson Corp.                                                        558,687
                   11,002  MedImmune, Inc.(1)                                                    392,056
                  118,755  Merck & Co., Inc.                                                   7,909,083
                  326,875  Pfizer, Inc.                                                       13,107,660
                   67,393  Pharmacia Corp.                                                     2,733,460
                   75,743  Schering-Plough Corp.                                               2,810,065
                    3,964  Sigma-Aldrich Corp.                                                   179,767
                    5,469  Watson Pharmaceuticals, Inc.(1)                                       299,209
                                                                                   ------------------------------------------
                                                                                              65,025,537
                                                                                   ------------------------------------------

ELECTRICAL EQUIPMENT -- 2.4%
                   40,521  ADC Telecommunications Inc.(1)                                        141,216
                    4,221  Andrew Corp.(1)                                                        77,012
                   16,984  CIENA Corp.(1)                                                        174,680
                  379,008  Cisco Systems Inc.(1)                                               4,614,423
                    9,572  Comverse Technology, Inc.(1)                                          195,987
                   48,135  Corning Inc.                                                          424,551
                   10,559  Dover Corp.                                                           317,931
                    9,878  Jabil Circuit, Inc.(1)                                                176,816
                   68,201  JDS Uniphase Corp.(1)                                                 431,371

 6          1-800-345-2021                  See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

                  176,296  Lucent Technologies Inc.                                  $        1,010,176
                    2,480  Millipore Corp.                                                      131,291
                   10,095  Molex Inc.                                                           283,871
                  113,708  Motorola, Inc.                                                     1,773,846
                  164,945  Nortel Networks Corp.                                                925,341
                    4,073  POWER-ONE INC.(1)                                                     24,479
                   16,529  Sanmina Corp.(1)                                                     224,051
                    8,439  Scientific-Atlanta, Inc.                                             148,104
                   33,795  Solectron Corp.(1)                                                   393,712
                    4,827  Tektronix, Inc.(1)                                                    84,424
                   21,158  Tellabs, Inc.(1)                                                     208,935
                    9,426  Thermo Electron Corp.                                                170,139
                                                                                    -----------------------------------------
                                                                                             11,932,356
                                                                                    -----------------------------------------

ELECTRICAL UTILITIES -- 2.8%
                   27,543  AES Corp. (The)(1)                                                   353,101
                    6,428  Allegheny Energy, Inc.                                               235,908
                    7,108  Ameren Corp.                                                         272,947
                   16,713  American Electric Power                                              722,503
                   15,454  Calpine Corp.(1)                                                     352,506
                    8,185  Cinergy Corp.                                                        252,671
                    6,821  CMS Energy Corp.                                                     136,420
                   10,985  Consolidated Edison, Inc.                                            447,309
                    8,478  Constellation Energy Group                                           205,168
                   12,850  Dominion Resources Inc. (Va.)                                        762,647
                    8,547  DTE Energy Company                                                   367,948
                   39,995  Duke Energy Corp.                                                  1,513,810
                   16,867  Dynegy Inc. Cl A                                                     584,442
                   16,842  Edison International                                                 221,641
                   11,417  Entergy Corp.                                                        405,989
                   16,603  Exelon Corp.                                                         740,493
                   11,643  FirstEnergy Corp.                                                    418,566
                    9,069  FPL Group, Inc.                                                      485,645
                    6,164  GPU Inc.                                                             248,779
                   17,572  Mirant Corp.(1)                                                      384,827
                    8,280  Niagara Mohawk Holdings Inc.(1)                                      140,512
                   20,072  PG&E Corp.                                                           305,094
                    4,363  Pinnacle West Capital Corp.                                          173,211
                    7,511  PP&L Resources, Inc.                                                 244,859
                   11,220  Progress Energy Inc.                                                 482,348
                   10,738  Public Service Enterprise Group Inc.                                 456,902
                   15,446  Reliant Energy, Inc.                                                 406,539
                   10,714  Sempra Energy                                                        265,172
                   35,478  Southern Co.                                                         850,761
                   13,271  TXU Corp.                                                            614,713
                   17,727  XCEL Energy Inc.                                                     499,015
                                                                                   -----------------------------------------
                                                                                             13,552,446
                                                                                   -----------------------------------------

Shares                                                                                           Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 5.3%
                    4,639  Amerada Hess Corp.                                       $           294,577
                   12,993  Anadarko Petroleum Corp.                                             624,703
                    6,482  Apache Corp.                                                         278,661
                   10,969  Burlington Resources, Inc.                                           375,249
                    6,703  Devon Energy Corporation                                             230,583
                   38,620  Enron Corp.                                                        1,051,623
                    6,018  EOG Resources Inc.                                                   174,101
                  357,249  Exxon Mobil Corp.                                                 14,075,611
                    5,222  Kerr-McGee Corp.                                                     271,074
                    5,906  Kinder Morgan, Inc.                                                  290,634
                   19,222  Occidental Petroleum Corp.                                           467,863
                   19,640  Phillips Petroleum Co.                                             1,059,382
                  111,056  Royal Dutch Petroleum Co.
                              New York Shares                                                 5,580,564
                   12,637  Unocal Corp.                                                         410,703
                   26,634  Williams Companies, Inc. (The)                                       727,108
                                                                                   ------------------------------------------
                                                                                             25,912,436
                                                                                   ------------------------------------------

ENTERTAINMENT -- 0.1%
                   30,288  Carnival Corp. Cl A                                                  666,942
                                                                                   ------------------------------------------

ENVIRONMENTAL SERVICES -- 0.2%
                   10,169  Allied Waste Industries Inc.(1)                                      129,655
                   32,427  Waste Management, Inc.                                               867,098
                                                                                   ------------------------------------------
                                                                                                996,753
                                                                                   ------------------------------------------

FINANCIAL SERVICES -- 7.3%
                    5,475  Ambac Financial Group, Inc.                                          299,537
                   68,553  American Express Co.                                               1,992,150
                   13,564  AON Corp.                                                            569,688
                    9,461  Block (H & R), Inc.                                                  364,816
                   10,775  Capital One Financial Corp.                                          495,973
                   50,118  Cendant Corporation(1)                                               641,510
                    6,133  Countrywide Credit Industries, Inc.                                  269,423
                    7,451  Equifax Inc.                                                         163,177
                   51,814  Fannie Mae                                                         4,148,229
                   35,814  Federal Home Loan Mortgage
                              Corporation                                                     2,327,910
                  514,337  General Electric Co.                                              19,133,336
                   24,020  Household International, Inc.                                      1,354,248
                   14,220  Marsh & McLennan Companies, Inc.                                   1,375,074
                    7,702  MBIA Inc.                                                            385,100
                   44,095  MBNA Corp.                                                         1,335,638
                    5,541  MGIC Investment Corp.                                                362,049
                   14,823  Providian Financial Corp.                                            298,683
                    8,424  USA Education Inc.                                                   698,434
                                                                                  ------------------------------------------
                                                                                             36,214,975
                                                                                  ------------------------------------------

See Notes to Financial Statements               www.americancentury.com      7

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                          Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 4.0%
                   34,321  Archer-Daniels-Midland Co.                                 $        432,101
                   21,122  Campbell Soup Company                                               591,416
                  128,753  Coca-Cola Company (The)                                           6,032,077
                   23,030  Coca-Cola Enterprises Inc.                                          353,280
                   27,852  ConAgra, Inc.                                                       625,277
                   14,721  General Mills, Inc.                                                 669,806
                   18,081  Heinz (H.J.) Co.                                                    762,114
                    7,067  Hershey Foods Corp.                                                 461,970
                   21,001  Kellogg Co.                                                         630,030
                    7,471  Pepsi Bottling Group Inc.                                           344,189
                   91,565  PepsiCo, Inc.                                                     4,440,903
                   40,702  Sara Lee Corp.                                                      866,953
                    6,830  Supervalu Inc.                                                      138,171
                   34,872  SYSCO Corp.                                                         890,631
                   29,638  Unilever N.V. New York Shares                                     1,601,045
                   11,666  Wrigley (Wm.) Jr. Company                                           598,466
                                                                                     -----------------------------------------
                                                                                            19,438,429
                                                                                     -----------------------------------------

FOREST PRODUCTS & PAPER -- 0.9%
                    2,701  Bemis Co., Inc.                                                     107,635
                    2,996  Boise Cascade Corp.                                                  88,382
                   11,677  Georgia-Pacific Corp.                                               336,181
                   25,022  International Paper Co.                                             870,765
                   27,519  Kimberly-Clark Corp.                                              1,706,177
                    5,411  Louisiana-Pacific Corp.                                              35,172
                    5,151  Mead Corp. (The)                                                    142,580
                    8,195  Pactiv Corp.(1)                                                     118,746
                    2,598  Temple-Inland Inc.                                                  123,379
                    5,249  Westvaco Corp.                                                      134,899
                   11,149  Weyerhaeuser Co.                                                    543,068
                    5,647  Willamette Industries, Inc.                                         254,059
                                                                                   -----------------------------------------
                                                                                             4,461,043
                                                                                   -----------------------------------------

GAS & WATER UTILITIES -- 0.4%
                   26,381  El Paso Corp.                                                     1,096,130
                    7,103  Keyspan Energy Corp.                                                236,104
                    2,334  NICOR Inc.                                                           90,443
                   10,689  NiSource Inc.                                                       249,160
                    1,813  People's Energy Corp.                                                72,085
                                                                                   -----------------------------------------
                                                                                             1,743,922
                                                                                   -----------------------------------------

GOLD -- 0.2%
                   20,540  Barrick Gold Corp.                                                  356,369
                   13,597  Homestake Mining Co.                                                126,452
                   10,134  Newmont Mining Corp.                                                239,162
                   16,929  Placer Dome Inc.                                                    216,522
                                                                                   -----------------------------------------
                                                                                               938,505
                                                                                   -----------------------------------------

GROCERY STORES -- 0.6%
                   20,971  Albertson's Inc.                                                    668,555
                   41,940  Kroger Co. (The)(1)                                               1,033,402
                   26,189  Safeway Inc.(1)                                                   1,040,227
                    7,284  Winn-Dixie Stores, Inc.                                              83,402
                                                                                   -----------------------------------------
                                                                                             2,825,586
                                                                                   -----------------------------------------

Shares                                                                                           Value
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.4%
                   10,061  American Power Conversion Corp.(1)                        $          117,362
                    4,863  Cooper Industries, Inc.                                              201,669
                    3,067  Crane Co.                                                             67,229
                    3,568  Eaton Corp.                                                          211,261
                   22,232  Emerson Electric Co.                                               1,046,238
                    2,125  National Service Industries, Inc.                                     43,881
                    9,436  Rockwell International Corp.                                         138,520
                    3,028  Thomas & Betts Corp.                                                  52,929
                                                                                   ------------------------------------------
                                                                                              1,879,089
                                                                                   ------------------------------------------

HEAVY MACHINERY -- 0.1%
                   12,121  Deere & Co.                                                          455,871
                                                                                   ------------------------------------------

HOME PRODUCTS -- 2.2%
                    2,955  Alberto-Culver Company Cl B                                          114,920
                   12,282  Avon Products, Inc.                                                  568,043
                   12,204  Clorox Company                                                       451,548
                   29,057  Colgate-Palmolive Co.                                              1,692,570
                    7,888  Fortune Brands, Inc.                                                 264,248
                   54,575  Gillette Company                                                   1,626,335
                    4,972  International Flavors & Fragrances Inc.                              137,675
                   13,803  Newell Rubbermaid Inc.                                               313,466
                   67,080  Procter & Gamble Co. (The)                                         4,882,752
                   16,012  Ralston Purina Co.                                                   525,194
                    3,018  Tupperware Corp.                                                      60,179
                                                                                  ------------------------------------------
                                                                                             10,636,930
                                                                                  ------------------------------------------

HOTELS -- 0.2%
                    6,053  Harrah's Entertainment, Inc.(1)                                      163,492
                   19,129  Hilton Hotels Corporation                                            150,163
                   12,578  Marriott International, Inc.                                         420,104
                   10,286  Starwood Hotels & Resorts
                              Worldwide, Inc.                                                   226,292
                                                                                  ------------------------------------------
                                                                                                960,051
                                                                                  ------------------------------------------

INDUSTRIAL PARTS -- 1.8%
                   17,779  Caterpillar Inc.                                                     796,499
                    8,897  Genuine Parts Company                                                283,458
                    4,891  Grainger (W.W.), Inc.                                                190,015
                   15,731  Illinois Tool Works Inc.                                             851,204
                    8,726  Ingersoll-Rand Co.                                                   294,939
                    6,397  Pall Corp.                                                           124,422
                    6,003  Parker-Hannifin Corp.                                                206,803
                    4,417  Stanley Works (The)                                                  161,441
                    7,255  Textron Inc.                                                         243,841
                  100,253  Tyco International Ltd.                                            4,561,512
                   24,413  United Technologies Corp.                                          1,135,205
                                                                                   ------------------------------------------
                                                                                              8,849,339
                                                                                   ------------------------------------------

INDUSTRIAL SERVICES -- 0.1%
                    8,800  Cintas Corp.                                                         354,684
                    9,108  Robert Half International Inc.(1)                                    182,251
                                                                                   ------------------------------------------
                                                                                                536,935
                                                                                   ------------------------------------------

 8          1-800-345-2021                  See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 1.7%
                   32,366  Automatic Data Processing, Inc.                          $        1,522,497
                    8,766  Computer Sciences Corp.(1)                                          290,768
                   12,483  Concord EFS, Inc.(1)                                                611,542
                    8,876  Convergys Corp.(1)                                                  246,309
                   24,266  Electronic Data Systems Corp.                                     1,397,236
                   20,275  First Data Corp.                                                  1,181,222
                    9,671  Fiserv, Inc.(1)                                                     330,990
                   15,291  IMS Health Inc.                                                     383,040
                   19,380  Interpublic Group of Companies, Inc.                                395,352
                    8,179  Moody's Corp.                                                       302,623
                    9,588  Omnicom Group Inc.                                                  622,261
                   19,380  Paychex, Inc.                                                       610,761
                    6,887  Sabre Holdings Corp.(1)                                             184,158
                    6,396  Sapient Corp.(1)                                                     24,465
                    5,526  TMP Worldwide Inc.(1)                                               156,800
                                                                                  -----------------------------------------
                                                                                             8,260,024
                                                                                  -----------------------------------------

INTERNET -- 1.6%
                  229,435  AOL Time Warner Inc.(1)                                           7,594,298
                   29,332  Yahoo! Inc.(1)                                                      258,122
                                                                                   -----------------------------------------
                                                                                             7,852,420
                                                                                   -----------------------------------------

LEISURE -- 0.2%
                    4,563  Brunswick Corp.                                                      75,153
                   15,028  Eastman Kodak Co.                                                   488,861
                    8,918  Hasbro, Inc.                                                        124,852
                    3,814  International Game Technology(1)                                    162,095
                   22,282  Mattel, Inc.(1)                                                     348,936
                                                                                   -----------------------------------------
                                                                                             1,199,897
                                                                                   -----------------------------------------

LIFE & HEALTH INSURANCE -- 0.8%
                    7,362  AETNA Inc.(1)                                                       212,688
                   27,206  Aflac Inc.                                                          734,562
                    7,721  CIGNA Corp.                                                         640,457
                   17,513  Conseco Inc.(1)                                                     127,144
                    9,683  Lincoln National Corp.                                              451,518
                   38,800  MetLife, Inc.                                                     1,152,360
                    6,502  Torchmark Corp.                                                     253,578
                   12,530  UnumProvident Corp.                                                 316,383
                                                                                   -----------------------------------------
                                                                                             3,888,690
                                                                                   -----------------------------------------

MEDIA -- 1.8%
                   30,411  Clear Channel Communications, Inc.(1)                             1,208,837
                   48,884  Comcast Corp. Cl A(1)                                             1,753,714
                  108,173  Disney (Walt) Co.                                                 2,014,181
                    2,543  Meredith Corp.                                                       81,707
                   15,433  Tribune Co.                                                         484,596
                   10,747  Univision Communications Inc. Cl A(1)                               246,644
                   92,140  Viacom, Inc. Cl B(1)                                              3,178,829
                                                                                  -----------------------------------------
                                                                                             8,968,508
                                                                                  -----------------------------------------

Shares                                                                                          Value
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.4%
                   10,940  Applera Corp.-Applied Biosystems                         $           266,936
                    2,587  Bard (C.R.), Inc.                                                    132,998
                    2,815  Bausch & Lomb Inc. Cl A                                               79,665
                   13,289  Becton Dickinson & Co.                                               491,693
                   13,858  Biomet Inc.                                                          405,416
                   20,755  Boston Scientific Corp.(1)                                           425,478
                    6,641  Ecolab Inc.                                                          241,268
                   15,904  Guidant Corp.(1)                                                     612,303
                   62,557  Medtronic, Inc.                                                    2,721,229
                    5,252  PerkinElmer, Inc.                                                    137,812
                    4,465  St. Jude Medical, Inc.(1)                                            305,629
                   10,203  Stryker Corp.                                                        539,739
                   10,104  Zimmer Holdings Inc.(1)                                              280,386
                                                                                   ------------------------------------------
                                                                                              6,640,552
                                                                                   ------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.9%
                   27,870  HCA Inc.                                                           1,234,920
                    5,313  HCR Manor Care, Inc.(1)                                              149,295
                   20,166  HealthSouth Corp.(1)                                                 327,899
                    8,817  Humana Inc.(1)                                                       106,333
                    6,080  Quintiles Transnational Corp.(1)                                      89,194
                   16,839  Tenet Healthcare Corp.(1)                                          1,004,446
                   16,470  United HealthCare Corp.                                            1,095,255
                    3,275  Wellpoint Health Networks Inc.(1)                                    357,466
                                                                                   ------------------------------------------
                                                                                              4,364,808
                                                                                   ------------------------------------------

MINING & METALS -- 0.5%
                   16,518  Alcan Inc.                                                           495,540
                   44,654  Alcoa Inc.                                                         1,384,720
                    4,155  Allegheny Technologies Inc.                                           55,386
                    1,476  Ball Corporation                                                      88,412
                    7,443  Freeport-McMoRan Copper
                              & Gold, Inc. Cl B(1)                                               81,799
                    9,462  Inco Ltd.(1)                                                         117,423
                    4,044  Nucor Corp.                                                          160,547
                    4,085  Phelps Dodge Corp.                                                   112,338
                    4,577  USX-U.S. Steel Group                                                  63,986
                    4,386  Worthington Industries, Inc.                                          49,343
                                                                                  ------------------------------------------
                                                                                              2,609,494
                                                                                  ------------------------------------------

MOTOR VEHICLES & PARTS -- 1.0%
                    3,715  Cooper Tire & Rubber Company                                          52,902
                    2,106  Cummins Inc.                                                          69,498
                    7,617  Dana Corp.                                                           118,825
                   28,981  Delphi Automotive Systems                                            340,527
                   94,718  Ford Motor Co.                                                     1,643,357
                   28,409  General Motors Corp.                                               1,218,746
                   15,669  Harley-Davidson, Inc.                                                634,595
                    4,514  Johnson Controls, Inc.                                               294,493
                    3,088  Navistar International Corp.(1)                                       87,236
                    3,974  PACCAR Inc.                                                          194,885
                    6,761  Visteon Corp.                                                         86,203
                                                                                    ------------------------------------------
                                                                                              4,741,267
                                                                                    ------------------------------------------

See Notes to Financial Statements              www.americancentury.com      9

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                         Value
--------------------------------------------------------------------------------

MULTI-INDUSTRY -- 0.1%
                    7,374  Danaher Corp.                                             $         347,905
                                                                                    -----------------------------------------

OIL REFINING -- 1.2%
                   33,170  Chevron Corp.                                                     2,811,157
                   32,379  Conoco Inc.                                                         820,484
                    4,375  Sunoco, Inc.                                                        155,750
                   28,483  Texaco Inc.                                                       1,851,395
                   16,025  USX-Marathon Group                                                  428,669
                                                                                    -----------------------------------------
                                                                                             6,067,455
                                                                                    -----------------------------------------

OIL SERVICES -- 0.7%
                   17,378  Baker Hughes Inc.                                                   503,093
                   22,175  Halliburton Co.                                                     500,046
                    3,147  McDermott International, Inc.(1)                                     25,963
                    7,624  Nabors Industries, Inc.(1)                                          159,875
                    6,989  Noble Drilling Corp.(1)                                             167,736
                    4,837  Rowan Companies, Inc.(1)                                             59,882
                   29,681  Schlumberger Ltd.                                                 1,356,422
                   16,447  Transocean Sedco Forex, Inc.                                        434,201
                                                                                    -----------------------------------------
                                                                                             3,207,218
                                                                                    -----------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.3%
                   37,496  Allstate Corp.                                                    1,400,476
                  135,653  American International Group, Inc.                               10,580,934
                    9,079  Chubb Corp. (The)                                                   648,331
                    8,281  Cincinnati Financial Corp.                                          344,697
                   12,313  Hartford Financial Services
                              Group Inc. (The)                                                 723,266
                    7,902  Jefferson-Pilot Corp.                                               351,481
                   10,226  Loews Corp.                                                         473,259
                    3,786  Progressive Corp. (Ohio)                                            506,945
                    6,659  SAFECO Corp.                                                        201,967
                   11,080  St. Paul Companies, Inc.                                            456,718
                    6,539  XL Capital Ltd. Cl A                                                516,581
                                                                                    -----------------------------------------
                                                                                            16,204,655
                                                                                    -----------------------------------------

PUBLISHING -- 0.5%
                    3,336  American Greetings Corp. Cl A                                        44,169
                    3,657  Deluxe Corp.                                                        126,313
                    6,106  Donnelley (R.R.) & Sons Co.                                         165,167
                    4,492  Dow Jones & Co., Inc.                                               204,072
                   13,732  Gannett Co., Inc.                                                   825,430
                    3,779  Knight-Ridder, Inc.                                                 211,057
                   10,094  McGraw-Hill Companies, Inc. (The)                                   587,470
                    8,258  New York Times Co. (The) Cl A                                       322,310
                                                                                   -----------------------------------------
                                                                                             2,485,988
                                                                                   -----------------------------------------

RAILROADS -- 0.4%
                   20,263  Burlington Northern Santa Fe Corp.                                  542,035
                   11,047  CSX Corporation                                                     347,981
                   19,954  Norfolk Southern Corp.                                              321,658
                   12,846  Union Pacific Corp.                                                 602,478
                                                                                  -----------------------------------------
                                                                                             1,814,152
                                                                                  -----------------------------------------

Shares                                                                                         Value
-------------------------------------------------------------------------------

RESTAURANTS -- 0.6%
                    6,087  Darden Restaurants, Inc.                                  $          159,784
                   66,921  McDonald's Corp.                                                   1,816,236
                   19,731  Starbucks Corp.(1)                                                   294,880
                    7,596  Tricon Global Restaurants, Inc.(1)                                   297,915
                    5,900  Wendy's International, Inc.                                          157,235
                                                                                   ------------------------------------------
                                                                                              2,726,050
                                                                                   ------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 1.6%
                    5,442  Bear Stearns Companies Inc. (The)                                    272,154
                   13,715  Franklin Resources, Inc.                                             475,499
                   15,965  John Hancock Financial Services, Inc.                                637,802
                   12,770  Lehman Brothers Holdings Inc.                                        725,975
                   43,479  Merrill Lynch & Co., Inc.                                          1,765,247
                   57,614  Morgan Stanley Dean Witter & Co.                                   2,670,408
                   71,723  Schwab (Charles) Corp.                                               824,815
                   11,402  Stilwell Financial Inc.                                              222,339
                    6,370  T. Rowe Price Group Inc.                                             186,673
                                                                                   ------------------------------------------
                                                                                              7,780,912
                                                                                   ------------------------------------------

SEMICONDUCTOR -- 3.3%
                   17,800  Advanced Micro Devices, Inc.(1)                                      145,070
                   23,694  Agilent Technologies, Inc.(1)                                        463,218
                   20,029  Altera Corp.(1)                                                      328,375
                   18,627  Analog Devices, Inc.(1)                                              609,103
                   42,090  Applied Materials, Inc.(1)                                         1,195,987
                   15,556  Applied Micro Circuits Corp.(1)                                      108,814
                   13,428  Broadcom Corp.(1)                                                    272,521
                   12,803  Conexant Systems, Inc.(1)                                            106,201
                  348,208  Intel Corp.                                                        7,115,631
                    9,555  KLA-Tencor Corp.(1)                                                  301,795
                   16,417  Linear Technology Corp.                                              538,396
                   18,687  LSI Logic Corp.(1)                                                   219,572
                   17,049  Maxim Integrated Products, Inc.(1)                                   594,754
                   30,823  Micron Technology, Inc.(1)                                           580,397
                    8,964  National Semiconductor Corp.(1)                                      197,656
                    7,399  Novellus Systems, Inc.(1)                                            211,352
                    8,539  PMC-Sierra, Inc.(1)                                                   87,909
                    9,058  Teradyne, Inc.(1)                                                    176,631
                   89,877  Texas Instruments Inc.                                             2,245,128
                    9,517  Vitesse Semiconductor Corp.(1)                                        73,709
                   17,178  Xilinx, Inc.(1)                                                      403,855
                                                                                  ------------------------------------------
                                                                                             15,976,074
                                                                                  ------------------------------------------

 10          1-800-345-2021                 See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

Shares                                                                                          Value
--------------------------------------------------------------------------------

SPECIALTY STORES -- 2.2%
                    5,789  Autozone Inc.(1)                                         $          300,218
                   14,922  Bed Bath & Beyond Inc.(1)                                           380,213
                   10,886  Best Buy Co., Inc.(1)                                               494,769
                   10,775  Circuit City Stores-Circuit City Group                              129,300
                   20,330  CVS Corp.                                                           674,956
                  120,851  Home Depot, Inc.                                                  4,637,052
                   39,846  Lowe's Companies, Inc.                                            1,261,126
                   15,435  Office Depot, Inc.(1)                                               209,916
                    9,597  RadioShack Corp.                                                    232,727
                   23,586  Staples, Inc.(1)                                                    314,991
                    7,543  Tiffany & Co.                                                       163,306
                   10,182  Toys 'R' Us, Inc.(1)                                                175,436
                   52,742  Walgreen Co.                                                      1,815,907
                                                                                    -----------------------------------------
                                                                                            10,789,917
                                                                                    -----------------------------------------

TELEPHONE -- 5.8%
                  178,616  AT&T Corp.                                                        3,447,289
                   97,088  BellSouth Corp.                                                   4,034,006
                    7,324  CenturyTel Inc.                                                     245,354
                   14,740  Citizens Communications Company(1)                                  138,556
                   45,932  Global Crossing Ltd.(1)                                              82,678
                   85,971  Qwest Communications
                              International Inc.                                             1,435,716
                  174,373  SBC Communications Inc.                                           8,216,456
                   45,915  Sprint Corp.                                                      1,102,419
                  140,067  Verizon Communications                                            7,579,025
                  149,491  WorldCom, Inc. - WorldCom Group(1)                                2,246,102
                                                                                   -----------------------------------------
                                                                                            28,527,601
                                                                                   -----------------------------------------

THRIFTS -- 0.5%
                    8,187  Golden West Financial Corp. (Del.)                                  475,665
                   45,417  Washington Mutual, Inc.                                           1,747,646
                                                                                    -----------------------------------------
                                                                                             2,223,311
                                                                                    -----------------------------------------

Shares/Principal Amount                                                                        Value
-------------------------------------------------------------------------------

TOBACCO -- 1.2%
                  113,879  Philip Morris Companies Inc.                             $          5,499,217
                    8,494  UST Inc.                                                             282,001
                                                                                     ------------------------------------------
                                                                                              5,781,218
                                                                                     ------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   15,861  FedEx Corporation(1)                                                 582,892
                    3,115  Ryder System, Inc.                                                    62,269
                                                                                      ------------------------------------------
                                                                                                645,161
                                                                                      ------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 1.3%
                   16,178  ALLTEL Corp.                                                         937,515
                  131,009  AT&T Wireless Services Inc.(1)                                     1,957,275
                   39,641  Nextel Communications, Inc.(1)                                       341,309
                   39,180  QUALCOMM Inc.(1)                                                   1,862,225
                   48,517  Sprint PCS(1)                                                      1,275,512
                                                                                     ------------------------------------------
                                                                                              6,373,836
                                                                                     ------------------------------------------

TOTAL COMMON STOCKS                                                                         488,663,450
                                                                                     ------------------------------------------
  (Cost $594,570,340)

 U.S. TREASURY SECURITIES -- 0.1%
                 $250,000  U.S. Treasury Bills,
                              2.31%, 12/27/01(3)                                                248,611
                                                                                      ------------------------------------------
  (Cost $248,604)

TOTAL INVESTMENT SECURITIES -- 100.0%                                                   $    488,912,061
                                                                                       ==========================================
  (Cost $594,818,944)

NOTES TO SCHEDULE OF INVESTMENTS

DEPS = Dividend Equalization Preferred Shares

(1) Non-income producing.
(2) Fair valued security.
(3) Rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements              www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER  30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $594,818,944) (Note 3) ...............     $488,912,061
Dividends and interest receivable ...........................          545,137
                                                              ------------------
                                                                    489,457,198
                                                              ------------------

LIABILITIES

Disbursements in excess of demand deposit cash ..............        1,892,569
Payable for investments purchased ...........................           77,474
Accrued management fees (Note 2) ............................          132,132
Dividends payable ...........................................           17,195
Payable for directors' fees and expenses (Note 2) ...........              201
Accrued expenses and other liabilities ......................              447
                                                             -------------------
                                                                     2,120,018
                                                             -------------------
Net Assets ..................................................     $487,337,180
                                                             ===================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .....................       $617,580,67
Distribution in excess of net investment income .............          (5,722)
Accumulated net realized loss on investment transactions ....       (24,330,889
Net unrealized depreciation on investments (Note 3) .........       (105,906,88
                                                              ------------------
                                                                   $487,337,180
                                                              ==================

Investor Class, $0.01 Par Value
Net assets ..................................................       $75,086,823
Shares outstanding ..........................................        18,075,368
Net asset value per share ...................................             $4.15

Institutional Class, $0.01 Par Value
Net assets ..................................................       $412,250,35
Shares outstanding ..........................................        99,162,576
Net asset value per share ...................................             $4.16

 12          1-800-345-2021                See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld $26,570) ...........    $    3,435,916
Interest ....................................................           389,221
                                                             -------------------
                                                                      3,825,137
                                                             -------------------

Expenses (Note 2):
Management fees. ............................................           863,407
Directors' fees and expenses ................................             3,657
                                                             -------------------
                                                                        867,064
                                                             -------------------
Net investment income .......................................         2,958,073
                                                             -------------------

REALIZED AND UNREALIZED LOSS (NOTE 3)

Net realized loss on investment transactions ................       (6,357,480)
Change in net unrealized depreciation on investments ........       (50,178,538)
                                                             -------------------
Net realized and unrealized loss ............................       (56,536,018)
                                                             -------------------
Net Decrease in Net Assets
   Resulting from Operations ................................    $   (53,577,945)
                                                             ===================

See Notes to Financial Statements             www.americancentury.com       13

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

 SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MARCH 31, 2001

Increase (Decrease) in Net Assets

                                                                      SEPT. 30, 2001         MARCH 31, 2001

OPERATIONS

Net investment income .............................................    $   2,958,073       $     5,311,633
Net realized loss .................................................       (6,357,480)         (14,113,462)
Change in net unrealized depreciation .............................      (50,178,538)        (126,716,199)
                                                                    -----------------------------------------
Net decrease in net assets resulting from operations ..............      (53,577,945)        (135,518,028)
                                                                    -----------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..................................................         (390,642)            (615,487)
  Institutional Class .............................................       (2,628,731)          (4,685,200)
                                                                    -----------------------------------------
Decrease in net assets from distributions .........................       (3,019,373)          (5,300,687)
                                                                    -----------------------------------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets from capital share transactions ........       30,560,290          186,727,870
                                                                    -----------------------------------------

Net increase (decrease) in net assets .............................      (26,037,028)          45,909,155

NET ASSETS

Beginning of period ...............................................       513,374,208         467,465,053
                                                                    -----------------------------------------
End of period .....................................................   $   487,337,180     $   513,374,208
                                                                    =========================================
Undistributed (distributions in excess of) net investment income ..          $(5,722)             $55,578
                                                                    =========================================

 14         1-800-345-2021                   See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation)
is  registered  under the  Investment  Company  Act of 1940 (the 1940 Act) as an
open-end management investment company.  American Century Equity Index Fund (the fund)  is  one  fund  in a  series  issued  by  the  corporation.  The  fund  is non-diversified  under the 1940 Act.  The  investment  objective  of the fund is long-term capital growth.  The fund seeks to achieve this objective by matching, as closely as possible,  the investment results of the Standard & Poor's 500
Composite  Price Index.  The following  significant  accounting  policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

     MULTIPLE CLASS -- The fund is authorized to issue the following  classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective  shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong,  and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific  expenses and exclusive  rights to vote on matters  affecting only individual classes.

     SECURITY   VALUATIONS  --  Securities   traded  primarily  on  a  principal
securities  exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.  When valuations  are not readily  available,  securities  are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY  TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified  cost basis, which is also used for federal income tax purposes.

     INVESTMENT  INCOME -- Dividend  income less foreign taxes withheld (if any)
is  recorded  as of the  ex-dividend  date.  Interest  income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES  CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market  conditions.  One of the risks of entering into futures  contracts is the possibility that the change in value of the  contract  may not  correlate  with the  changes in value of the underlying  securities.  Upon  entering  into a  futures  contract,  the fund is required to deposit  either cash or  securities  in an amount equal to a certain
percentage  of  the  contract  value  (initial  margin).   Subsequent   payments
(variation  margin)  are made or  received  daily,  in cash,  by the  fund.  The variation  margin is equal to the  daily  change  in the  contract  value and is recorded as unrealized gains and losses.  The fund recognizes a realized gain or loss when the contract is closed or expires.  Net realized and unrealized  gains or losses  occurring  during  the  holding  period of  futures  contracts  are a component of realized gain (loss) on  investments  and  unrealized  appreciation
(depreciation)  on  investments,   respectively.  There  were  no  open  futures
contracts at September 30, 2001.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's  investment  manager,  American Century  Investment
Management,  Inc. (ACIM),  has determined are creditworthy  pursuant to criteria adopted by the Board of  Directors.  Each  repurchase  agreement  is recorded at cost. The fund requires that the collateral, represented by securities, received in a  repurchase  transaction  be  transferred  to  the  custodian  in a  manner sufficient  to enable  the fund to  obtain  those  securities  in the event of a default under the repurchase  agreement.  ACIM monitors,  on a daily basis,  the securities  transferred to ensure the value,  including accrued interest, of the securities  under each repurchase  agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT -- Pursuant  to an  Exemptive  Order  issued by the
Securities  and  Exchange  Commission,  the fund,  along with  other  registered investment  companies  having  management  agreements  with ACIM,  may  transfer uninvested  cash  balances  into a joint  trading  account.  These  balances are invested in one or more repurchase  agreements that are  collateralized  by U.S.
Treasury or Agency obligations.

     INCOME  TAX  STATUS  -- It is the  fund's  policy  to  distribute  all  net investment  income  and net  realized  gains to  shareholders  and to  otherwise qualify as a regulated  investment  company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date.  Distributions  from net investment income are declared and paid quarterly.  Distributions from net realized gains are declared and paid annually.

     The  character of  distributions  made during the year from net  investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences  reflect the differing character of  certain  income  items and net  realized  gains  and  losses  for  financial statement  and tax purposes  and may result in  reclassification  among  certain capital accounts.

     At March 31, 2001,  Equity Index had accumulated net realized  capital loss carryovers  for federal  income tax  purposes of  $2,917,397  (expiring in 2009)
which may be used to offset future taxable gains.

     For the five month period ended March 31, 2001,  Equity Index  incurred net capital  losses of  $4,075,586.  The fund has  elected to treat  such  losses as having  been  incurred  in the  following  fiscal  year for  federal  income tax purposes.

                                               www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 2001 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

     MANAGEMENT  FEES-- The corporation has entered into a Management  Agreement with ACIM,  under which ACIM  provides  the fund with  investment  advisory  and management services in exchange for a single,  unified management fee per class.
The  Agreement  provides  that  all  expenses  of  the  fund,  except  brokerage commissions,  taxes, interest,  fees and expenses of those directors who are not considered  &interested  persons&  as defined in the 1940 Act (including counsel  fees)  and  extraordinary  expenses,  will be paid by ACIM.  The fee is computed  daily and paid monthly based on the fund's class average daily closing net assets during the previous  month.  The annual  management  fee is 0.49% and
0.29% for the Investor and Institutional Class, respectively.

     ACIM has entered into a Subadvisory  Agreement  with  Barclays  Global Fund
Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment  objectives,  policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

     RELATED  PARTIES-- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan  Investment  Management,  Inc.  (JPMIM).
JPMIM is a wholly owned  subsidiary of  J.P.Morgan  Chase &  Co.  (JPM),  an equity investor in American Century  Companies,  Inc. (ACC). The fund has a bank line of credit  agreement with JPM. See Note 5 for  information on the bank line of credit.

     Certain  officers and directors of the corporation are also officers and/or directors,  and, as a group,  controlling stockholders of ACC, the parent of the corporation's  investment  manager,  ACIM, the  distributor of the  corporation,
American  Century  Investment  Services,  Inc., and the  corporation's  transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments,  for the six months ended September 30, 2001, were  $47,211,975 and
$3,271,342, respectively.

     On  September  30,  2001,   accumulated  net  unrealized   depreciation  on
investments  was  $118,138,358,  based on the aggregate cost of investments  for federal  income tax purposes of  $607,050,419,  which  consisted  of  unrealized appreciation of $24,883,728 and unrealized depreciation of $143,022,086.

16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER  30, 2001 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:

                                                              SHARES             AMOUNT
INVESTOR CLASS

Six months ended September 30, 2001
Shares Authorized ........................................   100,000,000
                                                           ==============
Sold .....................................................     6,377,154    $   29,911,704
Issued in reinvestment of distributions ..................        85,333           364,701
Redeemed .................................................    (3,798,033)      (17,144,027)
                                                           --------------   ----------------
Net increase .............................................     2,664,454    $   13,132,378
                                                           ==============   ================

Year ended March 31, 2001
Shares Authorized ........................................    50,000,000
                                                           ==============
Sold .....................................................     9,186,150    $   50,344,676
Issued in reinvestment of distributions ..................       108,839           586,812
Redeemed .................................................    (5,395,786)      (29,602,231)
                                                           --------------   ----------------
Net increase .............................................     3,899,203    $   21,329,257
                                                           ==============   ================

INSTITUTIONAL CLASS

Six months ended September 30, 2001
Shares Authorized ........................................   350,000,000
                                                           ==============
Sold .....................................................    16,170,791    $   74,846,198
Issued in reinvestment of distributions ..................       585,789         2,628,731
Redeemed .................................................   (12,890,146)      (60,047,017)
                                                           --------------   ----------------
Net increase .............................................     3,866,434    $   17,427,912
                                                           ==============   ================

Year ended March 31, 2001
Shares Authorized ........................................   200,000,000
                                                           ==============
Sold .....................................................    57,525,338    $   322,372,671
Issued in reinvestment of distributions ..................       867,678         4,665,732

Redeemed .................................................   (29,649,833)      (161,639,790
                                                           --------------   ----------------
Net increase .............................................    28,743,183    $   165,398,613
                                                           ==============   ================

5. BANK LOANS

     The fund,  along with certain other funds managed by ACIM, has an unsecured
$520,000,000  bank line of credit  agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.  Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended September 30, 2001.

                                              www.americancentury.com      17

Equity Index--Financial Highlights
--------------------------------------------------------------------------------

     This table itemizes  investment  results and  distributions  on a per-share basis to  illustrate  share price changes for each of the last five fiscal years
(or less, if the share class is not five years old).  It also  includes  several key statistics for each reporting period,  including TOTAL RETURN,  INCOME RATIO
(net  investment  income as a percentage  of average net assets),  EXPENSE RATIO
(operating  expenses as a  percentage  of average  net  assets),  and  PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                           Investor Class
                                                         2001(1)        2001          2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................   $4.63         $5.99         $5.20          $5.00
                                                       ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ...........................    0.02          0.05          0.05           0.01
  Net Realized and Unrealized Gain (Loss) ............   (0.48)        (1.36)         0.83           0.19
                                                       ----------    ----------    ----------    ----------
  Total From Investment Operations ...................   (0.46)        (1.31)         0.88           0.20
                                                       ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income .........................   (0.02)        (0.05)        (0.05)            --
  From Net Realized Gains ............................       --            --        (0.04)            --
                                                       ----------    ----------    ----------    ----------
  Total Distributions ................................   (0.02)        (0.05)        (0.09)            --
                                                       ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......................   $4.15         $4.63         $5.99          $5.20
                                                       ==========    ==========    ==========    ==========
  Total Return(4) ....................................   (9.91)%     (22.04)%        17.17%         4.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....  0.49%(5)       0.49%          0.49%        0.49%(5)
Ratio of Net Investment Income to Average Net Assets .  0.93%(5)       0.83%          0.94%        1.13%(5)
Portfolio Turnover Rate ..............................        1%         10%            13%              0%
Net Assets, End of Period (in thousands) .............  $75,087      $71,415        $68,905         $17,010

(1)  Six months ended September 30, 2001 (unaudited).

(2)  February 26, 1999 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

 18         1-800-345-2021                See Notes to Financial Statements

Equity Index--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Institutional Class
                                                          2001(1)        2001          2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................   $4.64         $5.99         $5.20          $5.00
                                                       ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............................    0.03          0.06          0.06           0.01
  Net Realized and Unrealized Gain (Loss) .............   (0.48)        (1.35)         0.84           0.19
                                                       ----------    ----------    ----------    ----------
  Total From Investment Operations ....................   (0.45)        (1.29)         0.90           0.20
                                                       ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ..........................   (0.03)        (0.06)        (0.07)            --
  From Net Realized Gains .............................      --            --         (0.04)            --
                                                       ----------    ----------    ----------    ----------
  Total Distributions .................................   (0.03)        (0.06)        (0.11)            --
                                                       ----------    ----------    ----------    ----------
Net Asset Value, End of Period ........................   $4.16         $4.64         $5.99          $5.20
                                                       ==========    ==========    ==========    ==========
  Total Return(4) .....................................   (9.80)%     (21.72)%        17.43%         4.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....   0.29%(5)       0.29%          0.29%        0.29%(5)
Ratio of Net Investment Income to Average Net Assets ..   1.13%(5)       1.03%          1.14%        1.33%(5)
Portfolio Turnover Rate ...............................         1%         10%            13%              0%
Net Assets, End of Period (in thousands) ..............   $412,250    $441,959       $398,560        $264,580

(1)  Six months ended September 30, 2001 (unaudited).

(2)  February 26, 1999 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements              www.americancentury.com      19

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized  for sale by the fund:  Investor Class and Institutional Class.

     INVESTOR CLASS  shareholders  do not pay any  commissions or other fees for purchase  of fund shares  directly  from  American  Century.  Investors  who buy
Investor  Class  shares  through  a  broker-dealer  may be  required  to pay the broker-dealer a transaction fee.

     INSTITUTIONAL  CLASS  shares  are  available  to  endowments,  foundations, defined  benefit  pension  plans,  or  financial  intermediaries  serving  these
investors.   This  class   recognizes  the  relatively  lower  cost  of  serving
institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple  funds.  In  recognition of the larger  investments and account  balances and  comparatively  lower  transaction costs, the total expense ratio of the  Institutional  Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All  classes  of  shares  represent  a pro rata  interest  in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any  distributions  you receive from an IRA and certain
403(b)  distributions  [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn,  unless you elect not to have withholding  apply. If you don't want us to withhold on this amount,  you may send us a written  notice not to have the federal  income tax withheld.  Your written notice is valid from the date of receipt at  American  Century.  Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw,  you may make your  election by  completing  our
Exchange/Redemption  form or an IRS Form W-4P. Call American  Century for either form.  Your  written  election  is valid from the date of  receipt  at  American
Century. You may revoke your election at any time by sending a written notice to
us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable  portion of your  withdrawal.  If you elect not to have income tax  withheld or you don't have enough  income tax  withheld, you may be  responsible  for payment of estimated  tax. You may incur  penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 20     1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American  Century  offers 15 growth and  income  funds  including  domestic equity, balanced, asset allocation, and specialty.

     The  Equity  Index  Fund  seeks to  match,  as  closely  as  possible,  the investment characteristics and results of the S&P 500 Index. The S&P 500
Index comprises 500 selected common stocks,  most of which are listed on the New
York Stock Exchange.  The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

     Standard  &  Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,
chooses   the  stocks   included   in  the   S&P   500  Index  on  a  market
capitalization-weighted basis. The weightings of stocks in the S&P 500 Index are further  based on each stock's total market  capitalization  relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500
Index.

     The advisor  generally will select stocks for the fund's portfolio in order
of  their   weightings   in  the   S&P   500  Index,   beginning   with  the
heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index,  and, in any event,  at least 80%
of the fund's total assets will be so invested.

FUND MANAGEMENT

     Barclays  Global Fund  Advisors  (BGFA),  a subsidiary  of Barclays  Global
Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

     In 1971,  BGI  introduced  the  concept  of  indexing.  With  assets  under management of more than $600 billion,  BGI is the world's largest  institutional investment  firm.  BGI's clients  include  corporate and  government  retirement plans,  universities,  foundations,  financial  planning  advisors,  mutual fund distributors and central banks. A subsidiary of London,  UK-based  Barclays PLC,
BGI is headquartered in San Francisco, CA and has offices worldwide.

COMPARATIVE INDICES

     The following index is used in the report for fund performance  comparison.
It is not an investment product available for purchase.

     The  S&P  500 is a  capitalization-weighted  index of the stocks of 500 publicly  traded  U.S.  companies  that are  considered  to be leading  firms in dominant industries.  Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

                                              www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 18-19.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION --
average market capitalization represents the average value of the companies held in a portfolio. When  that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks  often sell at high P/E ratios. Examples can include  the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP"") STOCKS --
the stocks of companies with a market capitalization (the total value of a company's outstanding stock)  of more than $8.8 billion. This is Lipper's market capitalization breakpoint as of September 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the
S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP"") STOCKS --
the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2 billion and $8.8 billion. This is
Lipper's market capitalization breakpoint as of September 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

 22     1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

*   SMALL-CAPITALIZATION ("SMALL-CAP"") STOCKS --
the stocks of companies with a market capitalization (the total value of a company's outstanding stock)  of less than $2 billion. This is Lipper's market capitalization breakpoint as of September 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

     The  classification  of funds  by risk  category  is based on  quantitative historical  measures  as well as  qualitative  prospective  measures.  It is not intended to be a precise  indicator of future risk or return levels.  The degree of risk within each category can vary significantly,  and some fund returns have historically  been  higher  than  more  aggressive  funds  or  lower  than  more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                              www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

 24     1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0111                                 American Century Investment Services, Inc.
SH-SAN-27385                      (c)2001 American Century Services Corporation